As filed with the Securities and Exchange Commission on August 26, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-4255

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
             (Exact Name of the Registrant as Specified in Charter)

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                   Neuberger Berman Advisers Management Trust
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                   (Names and Addresses of agents for service)


Date of fiscal year end: December 31, 2005

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act")(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS


[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


BALANCED PORTFOLIO(R)


B0731 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

BALANCED PORTFOLIO Managers' Commentary

     In a stagnant period for stocks, the Neuberger Berman AMT Balanced Portfolio's equity investments provided a modest gain in the first half of 2005, while the portfolio's fixed income investments generated a positive total return in the face of ongoing monetary tightening by the Federal Reserve.

     At the start of 2005, prognosticators were almost unanimous in their belief that interest rates would move higher, the dollar would drop, and stocks would provide gains. The markets, in all three cases, moved against prevailing wisdom, as long-term interest rates fell, the dollar traded higher and stocks languished, even as earnings growth remained strong. The Fed's short-term interest rate hikes, high oil prices and competition from alternative investments all worked to hinder the stock market.

     As for bonds, the early months of the year were challenging. Investors reacted negatively to inflationary economic data and Federal Reserve Chairman Alan Greenspan's concern that market interest rates were not rising with the Fed Funds Rate. Later, however, fixed income securities generally advanced (and yields fell), especially in the intermediate and long areas of the market, apparently reflecting anticipation of an economic slowdown. All told, the two-year Treasury yield rose from 3.1% to 3.6% over the course of the six-month reporting period.

     In the equity portion of the portfolio, security selection helped the portfolio's six-month performance versus the index, with the largest contributions coming from Energy, Consumer Staples and Telecom. Energy names that did well included companies specializing in the exploration and production of oil and gas, such as Canadian Natural Resources and Quicksilver Resources. Within Consumer Staples, industries including beverages and grocery stores were a primary reason for our outperformance, with Whole Foods Market performing well. Within Telecom, our emphasis on wireless companies helped returns, with both Nextel Partners and Western Wireless providing standout results. Our sector allocation also boosted relative performance, fueled by our overweight in Energy and Telecom, which were the top performing sectors of the period.

     On the downside, the largest detractor from relative performance came from our security selection in Information Technology. Although this area of the portfolio had strong performers such as Apple Computer, their outperformance was more than offset by weakness in names such as Sigmatel and Zebra Technologies.

     In the portfolio's bond segment, we entered the first half of calendar 2005 in a defensive posture, with a duration (a standard measure of volatility in response to changes in market interest rates) slightly lower than that of our benchmark index. Reflecting our concern that low bond yields provided little cushion to offset potential price declines, we maintained a below average duration throughout the reporting period.

     However, we enhanced yield by increasing our allocation to higher yielding sectors, which included corporate bonds and AAA-rated asset-backed securities, that we viewed as safe alternatives to U.S. Treasuries. We reduced our commitment to Treasuries, and also lowered our weighting in mortgage-backed securities because we believed that this sector would underperform as interest rates trended higher.

     Importantly, we enhanced yield in the bond portion of the portfolio while maintaining our high credit quality standards. We have been especially credit sensitive in the corporate bond arena. In this uneven economic environment, in which some companies are prospering and others are faltering, we have become even more diligent in evaluating company-specific event risk. It has always been our policy to enhance portfolio yield without sacrificing credit quality.

     Bonds have held up remarkably well in the face of this year's Federal Reserve rate hikes, which totaled 100 basis points through June 30. We do not believe that inflation is a near-term problem but we expect interest rates to continue to drift higher. Consequently, we head into the second half of 2005 with a relatively short duration in the bond segment in order to minimize interest rate risk. We are prepared to alter our duration stance in response to any significant change in economic trends or Fed policy, which we are carefully monitoring.

     Looking ahead at the equity market, we expect that economic concerns and uncertainty about the Federal Reserve should keep stocks from making much upward progress. However, relative to interest rates, equities stand to benefit from improving valuations, particularly as earnings growth remains good, albeit slowing from prior years.

     Sincerely,

                       /s/ Ted Giuliano  /s/ John Dugenske,
                      /s/ Jon D. Brorson /s/ Kenneth J. Turek

                          TED GIULIANO, JOHN DUGENSKE,
                        JON D. BRORSON, KENNETH J. TUREK
                              PORTFOLIO CO-MANAGERS

     ASSET DIVERSIFICATION
     (% BY ASSET CLASS)


     Asset Backed                               9.4%
     Corporate Debt                            17.0
     Foreign Government Securities              1.6
     U.S. Government Agency Securities          3.8
     Mortgage-Backed Securities                 0.3
     U.S. Treasury Securities                   1.0%
     Common Stock                              65.2
     Short Term Investments                     5.7
     Liabilities, less cash, Receivables and
        Other Assets                           (4.0)

ENDNOTES

     1. 1.35% was the cumulative total return for the 6-month period, 6.61%, -4.36% and 6.07% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                ACTUAL            EXPENSES: The first section of
                                                  the table provides information
                                                  about actual account values
                                                  and actual expenses in
                                                  dollars. You may use the
                                                  information in this line,
                                                  together with the amount you
                                                  invested, to estimate the
                                                  expenses you paid over the
                                                  period. Simply divide your
                                                  account value by $1,000 (for
                                                  example, an $8,600 account
                                                  value divided by $1,000 =
                                                  8.6), then multiply the result
                                                  by the number in the first
                                                  section of the table under the
                                                  heading entitled "Expenses
                                                  Paid During the Period" to
                                                  estimate the expenses you paid
                                                  over the period.

   HYPOTHETICAL                                   EXAMPLE FOR COMPARISON
                                                  PURPOSES: The second section
                                                  of the table provides
                                                  information about hypothetical
                                                  account values and
                                                  hypothetical expenses based on
                                                  the Fund's actual expense
                                                  ratio and an assumed rate of
                                                  return at 5% per year before
                                                  expenses. This return is not
                                                  the Fund's actual return. The
                                                  hypothetical account values
                                                  and expenses may not be used
                                                  to estimate the actual ending
                                                  account balance or expenses
                                                  you paid for the period. You
                                                  may use this information to
                                                  compare the ongoing costs of
                                                  investing in this Fund versus
                                                  other funds. To do so, compare
                                                  the expenses shown in this 5%
                                                  hypothetical example with the
                                                  5% hypothetical examples that
                                                  appear in the shareholder
                                                  reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

                                                                BEGINNING              ENDING          EXPENSES PAID
                                                            ACCOUNT VALUE       ACCOUNT VALUE     DURING THE PERIOD*
          ACTUAL
          CLASS I                                                $  1,000         $  1,013.50                 $ 5.64

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                                                $  1,000         $  1,019.19                 $ 5.66

       * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Balanced Portfolio


     NUMBER OF SHARES                                      MARKET VALUE**

     COMMON STOCKS (65.2%)

     AEROSPACE (0.8%)
          3,000   Goodrich Corp.                             $    122,880
         10,500   Rockwell Collins                                500,640
                                                             ------------
                                                                  623,520

     BASIC MATERIALS (1.4%)
         17,000   Airgas Inc.                                     419,390
         12,000   Peabody Energy                                  624,480
                                                             ------------
                                                                1,043,870

     BIOTECHNOLOGY (3.0%)
         19,800   Celgene Corp.                                   807,246*
          9,100   Genzyme Corp.                                   546,819*
         17,600   Gilead Sciences                                 774,224*
          4,000   Martek Biosciences                              151,800*
                                                             ------------
                                                                2,280,089

     BUILDING, CONSTRUCTION & FURNISHING (0.4%)
          7,000   D.R. Horton                                     263,270

     BUSINESS SERVICES (4.9%)
         23,000   Alliance Data Systems                           932,880*
         13,200   CB Richard Ellis Group                          578,952*
         15,050   Corporate Executive Board                     1,178,866^^
          9,650   Getty Images                                    716,609*
          5,900   NAVTEQ                                          219,362*
          1,400   NeuStar, Inc.                                    35,840*
                                                             ------------
                                                                3,662,509

     COMMUNICATIONS EQUIPMENT (1.0%)
          5,000   F5 Networks                                     236,175*
         21,000   Juniper Networks                                528,780*
                                                             ------------
                                                                  764,955

     COMPUTER RELATED (0.3%)
          7,000   Apple Computer                                  257,670*

     CONSUMER DISCRETIONARY (0.9%)
          6,100   Fortune Brands                                  541,680
          3,000   Laureate Education                              143,580*
                                                             ------------
                                                                  685,260

     CONSUMER STAPLES (0.4%)
          7,900   Estee Lauder                                    309,127

     DEFENSE (0.6%)
          7,000   CACI International                              442,120*

     DIAGNOSTIC EQUIPMENT (0.8%)
         26,700   Cytyc Corp.                                     589,002*

     ELECTRICAL & ELECTRONICS (0.8%)
         12,500   Dolby Laboratories                              275,750*
         11,200   Jabil Circuit                                   344,176*
                                                             ------------
                                                                  619,926

     ENERGY (4.6%)
         18,200   Canadian Natural
                   Resources                                      662,116
         15,000   Denbury Resources                               596,550*
         13,400   National-Oilwell Varco                          637,036*
          9,600   Smith International                             611,520
         27,233   XTO Energy                                      925,650
                                                             ------------
                                                                3,432,872

     ENTERTAINMENT (1.5%)
         15,500   Station Casinos                            $  1,029,200
          2,100   WMS Industries                                   71,099*
                                                             ------------
                                                                1,100,299

     FINANCIAL SERVICES (4.4%)
         26,300   CapitalSource Inc.                              516,269*^^
          2,100   Chicago Mercantile
                   Exchange                                       620,550
         12,900   Investors Financial
                   Services                                       487,878
          8,500   Legg Mason                                      884,935^^
         13,000   Moody's Corp.                                   584,480
          6,000   Nuveen Investments                              225,720
                                                             ------------
                                                                3,319,832

     FOOD & BEVERAGE (0.8%)
          5,300   Whole Foods Market                              626,990

     HEALTH CARE (5.0%)
          5,000   American Healthways                             211,350*
         12,800   C. R. Bard                                      851,328
          8,000   Cerner Corp.                                    543,760*^^
          8,000   Invitrogen Corp.                                666,320*
         10,400   Omnicare, Inc.                                  441,272
          8,500   PacifiCare Health Systems                       607,325*
         18,000   VCA Antech                                      436,500*
                                                             ------------
                                                                3,757,855

     INDUSTRIAL (4.7%)
         15,500   Danaher Corp.                                   811,270
         16,000   Donaldson Co.                                   485,280
         13,400   Fastenal Co.                                    820,884
          6,000   Harman International
                   Industries                                     488,160
         13,500   Monster Worldwide                               387,180*
         10,100   Rockwell International                          491,971
                                                             ------------
                                                                3,484,745

     INTERNET (0.3%)
          9,500   McAfee Inc.                                     248,710*

     LEISURE (3.2%)
         12,000   Gaylord Entertainment                           557,880*
          9,600   Marriott International                          654,912
         13,800   MGM MIRAGE                                      546,204*
         13,600   Royal Caribbean Cruises                         657,696
                                                             ------------
                                                                2,416,692

     MEDICAL EQUIPMENT (3.2%)
         12,000   Kinetic Concepts                                720,000*
         14,400   Kyphon Inc.                                     500,976*
         10,100   ResMed Inc.                                     666,499*
         14,000   Varian Medical Systems                          522,620*
                                                             ------------
                                                                2,410,095

     OIL & GAS (1.2%)
          6,200   GlobalSantaFe Corp.                             252,960
         10,100   Quicksilver Resources                           645,693*
                                                             ------------
                                                                  898,653


See Notes to Schedule of Investments

     NUMBER OF SHARES                                      MARKET VALUE**

     RETAIL (5.4%)
          2,700   Abercrombie & Fitch                        $    185,490
          9,000   Advance Auto Parts                              580,950*
         35,800   Coach, Inc.                                   1,201,806*
          7,000   Dick's Sporting Goods                           270,130*
          6,000   Michaels Stores                                 248,220
         11,200   Nordstrom, Inc.                                 761,264
         17,600   PETsMART, Inc.                                  534,160
          5,200   Urban Outfitters                                294,788*
                                                             ------------
                                                                4,076,808

     SEMICONDUCTORS (3.9%)
          6,500   Broadcom Corp.                                  230,815*
          6,900   International Rectifier                         329,268*
          3,000   KLA-Tencor                                      131,100
         16,000   Marvell Technology Group                        608,640*
          8,000   MEMC Electronic Materials                       126,160*
         18,500   Microchip Technology                            547,970
         29,000   Microsemi Corp.                                 545,200*
         17,100   National Semiconductor                          376,713
                                                             ------------
                                                                2,895,866

     SOFTWARE (1.3%)
         11,200   Cognos, Inc.                                    382,368*
         15,000   Mercury Interactive                             575,400*
                                                             ------------
                                                                  957,768

     TECHNOLOGY (5.9%)
         22,500   Activision, Inc.                                371,700*
         13,900   Autodesk, Inc.                                  477,743
         22,400   Cognizant Technology
                   Solutions                                    1,055,712*
         11,500   Lipman                                          353,855
         10,000   Macromedia, Inc.                                382,200*
         27,500   Seagate Technology                              482,625*
          9,600   VeriSign, Inc.                                  276,096*
         23,200   Zebra Technologies                            1,015,928*
                                                             ------------
                                                                4,415,859

     TELECOMMUNICATIONS (3.1%)
         20,800   American Tower                                  437,216*^^
         21,000   Leap Wireless
                   International                                  582,750*
         38,700   Nextel Partners                                 974,079*^^
          5,000   NII Holdings                                    319,700*
                                                             ------------
                                                                2,313,745

     TRANSPORTATION (1.4%)
          9,100   C.H. Robinson Worldwide                         529,620
         25,200   J.B. Hunt Transport
                   Services                                       486,360
                                                             ------------
                                                                1,015,980

     TOTAL COMMON STOCKS
     (COST $35,311,268)                                      $ 48,914,087
                                                             ------------

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                   RATING        MARKET VALUE **
                                                                                  MOODY'S      S&P
     U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE
       U.S. GOVERNMENT (1.0%)
     $    800,000   U.S. Treasury Notes, 3.13%, due 10/15/08
                      (COST $786,448)                                                 TSY      TSY   $      786,031

     U.S. GOVERNMENT AGENCY SECURITIES (3.8%)
          500,000   Fannie Mae, Notes, 5.25%, due 4/15/07                             AGY      AGY          512,042
          600,000   Federal Home Loan Bank, Bonds, 2.88%, due 8/15/06                 AGY      AGY          594,008
          750,000   Federal Home Loan Discount Notes, 3.12%, due 7/20/05              AGY      AGY          748,737
        1,000,000   Freddie Mac, Notes, 3.75%, due 4/15/07                            AGY      AGY          999,100
                                                                                                     --------------
                    TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                      (COST $2,854,047)                                                                   2,853,887
                                                                                                     --------------

     MORTGAGE-BACKED SECURITIES (0.3%)

     FANNIE MAE
           52,190   Collateralized Mortgage Obligations, Planned Amortization
                      Certificates, Ser. 2003-16, Class PA, 4.50%,
                      due 11/25/09                                                    AGY      AGY           52,178
     FREDDIE MAC
           59,786   Pass-Through Certificates, 5.00%, due 2/1/07                      AGY      AGY           60,617
           85,641   Pass-Through Certificates, 5.50%, due 2/1/07                      AGY      AGY           86,946

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
           23,800   Pass-Through Certificates, 4.50%, due 8/15/33                     AGY      AGY           23,548
                                                                                                     --------------
                    TOTAL MORTGAGE-BACKED SECURITIES (COST $222,891)                                        223,289
                                                                                                     --------------

     CORPORATE DEBT SECURITIES (17.0%)
          285,000   American Express Co., Notes, 5.50%, due 9/12/06                    A1       A+          289,415
          200,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%,
                      due 3/1/06                                                     Baa2        A          204,370
          200,000   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08           Aa2      AA-          199,213
          335,000   Bank of New York Co., Inc., Senior Notes, 5.20%,
                      due 7/1/07                                                      Aa3       A+          341,380
          200,000   Bank One Corp., Notes, 6.50%, due 2/1/06                          Aa3       A+          203,059
          250,000   BankBoston N.A., Subordinated Notes, 6.50%,
                      due 12/19/07                                                    Aa2      AA-          264,927
          275,000   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                   A1        A          280,668
          400,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07              Aaa      AAA          394,846
          300,000   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07             A3        A          308,050
          300,000   Caterpillar Financial Services Corp., Medium-Term Notes,
                      2.59%, due 7/15/06                                               A2        A          295,772
          145,000   Chase Manhattan Corp., Subordinated Notes, 7.25%,
                      due 6/1/07                                                       A1        A          152,853
          300,000   CIT Group, Inc., Senior Notes, 4.13%, due 2/21/06                  A2        A          300,553
          500,000   Citigroup Inc., Notes, 5.00%, due 3/6/07                          Aa1      AA-          508,495
          285,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                   A2        A          288,299
          275,000   Comcast Cable Communications, Notes, 8.38%, due 5/1/07           Baa2     BBB+          295,008
          350,000   Credit Suisse First Boston USA, Inc., Notes, 5.88%,
                      due 8/1/06                                                      Aa3       A+          357,297
          140,000   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
                      6.40%, due 5/15/06                                               A3      BBB          142,734
          300,000   Diageo Finance BV, Guaranteed Notes, 3.00%,
                      due 12/15/06                                                     A2        A          294,505
          135,000   Enterprise Products Operating, Senior Notes, 4.00%,
                      due 10/15/07                                                   Baa3      BB+          133,651
          110,000   Ford Motor Credit Co., Notes, 6.50%, due 1/25/07                 Baa2      BB+          110,790

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                   RATING        MARKET VALUE **
                                                                                  MOODY'S      S&P
     $    525,000   General Electric Capital Corp., Notes, 3.50%, due 5/1/08          Aaa      AAA   $      516,482
          130,000   General Motors Acceptance Corp., Notes, 6.13%,
                      due 9/15/06                                                    Baa2       BB          130,093
          365,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08              Aa3       A+          364,791
          280,000   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                      A3       A-          286,919
          285,000   HSBC Finance Corp., Notes, 5.75%, due 1/30/07                      A1        A          292,323
          285,000   International Lease Finance Corp., Notes, 5.75%,
                      due 2/15/07                                                      A1      AA-          291,364
          300,000   John Deere Capital Corp., Notes, 5.13%, due 10/19/06               A3       A-          304,298
          250,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                       A3     BBB+          251,632
          190,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07             Baa3      BBB          198,389
          350,000   Merrill Lynch & Co., Notes, 6.13%, due 5/16/06                    Aa3       A+          356,092
          285,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                          Aa3       A+          292,946
          280,000   National Rural Utilities Cooperative Finance Corp.,
                      Collateral Trust, 6.00%, due 5/15/06                             A1       A+          285,031
           61,000   Raytheon Co., Notes, 6.50%, due 7/15/05                          Baa3     BBB-           61,041
          200,000   Reliant Energy Resources Corp., Notes, Ser. B, 8.13%,
                      due 7/15/05                                                     Ba1      BBB          200,209
          280,000   SBC Communications, Inc., Notes, 5.75%, due 5/2/06                 A2        A          283,986
          200,000   Sprint Capital Corp., Guaranteed Notes, 6.00%,
                      due 1/15/07                                                    Baa3     BBB-          204,949
          250,000   Target Corp., Notes, 3.38%, due 3/1/08                             A2       A+          246,090
          250,000   Time Warner Entertainment Co. LP, Notes, 7.25%,
                      due 9/1/08                                                     Baa1     BBB+          270,757
          300,000   Toyota Motor Credit Corp., Medium-Term Notes, 2.70%,
                      due 1/30/07                                                     Aaa      AAA          294,041
          300,000   U.S. Bank NA, Notes, 2.85%, due 11/15/06                          Aa1      AA-          295,051
          250,000   Union Bank of Switzerland-NY, Subordinated Notes, 7.25%,
                      due 7/15/06                                                     Aa3       AA          256,435
          150,000   Univision Communications, Inc., Guaranteed Notes, 3.50%,
                      due 10/15/07                                                   Baa2     BBB-          146,707
          290,000   Verizon Global Funding Corp., Notes, 4.00%, due 1/15/08            A2       A+          289,047
          280,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06               A3       A+          285,354
          450,000   Wachovia Corporation, Notes, 4.95%, due 11/1/06                   Aa3       A+          454,816
          285,000   Washington Mutual, Inc., Senior Notes, 5.63%,
                      due 1/15/07                                                      A3       A-          291,285
          200,000   Weyerhaeuser Co., Notes, 6.00%, due 8/1/06                       Baa2      BBB          203,562
                                                                                                     --------------
                    TOTAL CORPORATE DEBT SECURITIES
                      (COST $12,830,901)                                                                 12,719,575
                                                                                                     --------------

     FOREIGN GOVERNMENT SECURITIES^ (1.6%)
     EUR  600,000   Bundesobligation, 3.50%, due 10/10/08                             Aaa      AAA          755,105
     EUR  330,000   Bundesobligation, 3.25%, due 4/17/09                              Aaa      AAA          412,886
                                                                                                     --------------
                       TOTAL FOREIGN GOVERNMENT SECURITIES
                      (COST $1,170,308)                                                                   1,167,991
                                                                                                     --------------

     ASSET-BACKED SECURITIES (9.4%)
          574,947   Banc of America Commercial Mortgage Inc., Series 2005-1,
                      Class A1, 4.36%, due 11/10/42                                            AAA          577,035
          550,000   Capital Auto Receivables Asset Trust, Ser. 2004-2,
                      Class A3, 3.58%, due 1/15/09                                    Aaa      AAA          544,552
          350,000   Capital One Prime Auto Receivables Trust, Ser. 2004-3,
                      Class A3, 3.39%, due 1/15/09                                    Aaa      AAA          346,924
          360,000   Chase Funding Mortgage Loan Asset-Backed, Ser. 2003-6,
                      Class 1A3, 3.34%, due 5/25/26                                   Aaa      AAA          354,675
          590,000   Chase Manhattan Auto Owner Trust, Ser. 2003-C,
                      Class A4, 2.94%, due 6/15/10                                    Aaa      AAA          579,777

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                   RATING        MARKET VALUE **
                                                                                  MOODY'S      S&P
     $    700,000   Citibank Credit Card Issuance Trust, Ser. 2004-A1,
                      Class A1, 2.55%, due 1/20/09                                    Aaa      AAA   $      685,285
          750,000   Daimler Chrysler Auto Trust, Ser. 2003-B,
                      Class A4, 2.86%, due 3/9/09                                     Aaa      AAA          737,612
          425,000   Ford Credit Auto Owner Trust, Ser. 2005-A,
                      Class A3, 3.48%, due 11/15/08                                   Aaa      AAA          422,229
          775,000   Honda Auto Receivables Owner Trust, Ser. 2004-3,
                      Class A4, 3.28%, due 2/18/10                                    Aaa      AAA          758,105
          200,000   John Deere Owner Trust, Ser. 2005-A,
                      Class A3, 3.98%, due 6/15/09                                    Aaa      AAA          199,984
          700,000   MBNA Credit Card Master Note Trust, Ser. 2002-A1,
                      Class A1, 4.95%, due 6/15/09                                    Aaa      AAA          711,677
          425,000   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                      Class A3, 3.54%, due 10/15/08                                   Aaa      AAA          422,159
          110,000   Nissan Auto Receivables Owner Trust, Ser. 2004-A,
                      Class A4, 2.76%, due 7/15/09                                    Aaa      AAA          107,293
          370,000   Saxon Asset Securities Trust, Ser. 2004-2,
                      Class AF2, 4.15%, due 8/25/35                                   Aaa      AAA          367,279
          200,000   USAA Auto Owner Trust, Series 2005-1,
                      Class A3, 3.90%, due 7/15/09                                    Aaa      AAA          199,720
                                                                                                     --------------
                    TOTAL ASSET-BACKED SECURITIES
                      (COST $7,069,994)                                                                   7,014,306
                                                                                                     --------------
     REPURCHASE AGREEMENTS (0.3%)
          255,000   State Street Bank and Trust Co. Repurchase Agreement,
                      2.60%, due 7/1/05, dated 6/30/05, Maturity Value
                      $255,018, Collateralized by $270,000 U.S. Treasury
                      Bonds, 3.00%, due 12/31/06
                      (Collateral Value $267,553)
                      (COST $255,000)                                                                       255,000#
                                                                                                     --------------

     NUMBER OF SHARES

     SHORT-TERM INVESTMENTS (5.4%)
        3,619,200   Neuberger Berman Securities Lending Quality Fund, LLC                                 3,619,200++
          446,546   Neuberger Berman Prime Money Fund Trust Class                                           446,546@
                                                                                                     --------------
                    TOTAL SHORT-TERM INVESTMENTS
                      (COST $4,065,746)                                                                   4,065,746
                                                                                                     --------------
                    TOTAL INVESTMENTS (104.0%)
                      (COST $64,566,603)                                                                 77,999,912##
                    Liabilities, less cash, receivables and other assets [(4.0%)]                        (2,994,842)
                                                                                                     --------------
                    TOTAL NET ASSETS (100.0%)                                                        $   75,005,070
                                                                                                     --------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Balanced Portfolio

** Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $64,566,603. Gross unrealized appreciation of investments was $13,991,816 and gross unrealized depreciation of investments was $558,507, resulting in net unrealized appreciation of $13,433,309, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^ Principal amount is stated in the currency in which the security is denominated.

     EUR = Euro Currency

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                          BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                               PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-see Schedule of
      Investments:
   Unaffiliated issuers                                                            $    73,934,166
--------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                    4,065,746
==================================================================================================
                                                                                        77,999,912
   Cash                                                                                    243,704
--------------------------------------------------------------------------------------------------
   Dividends and interest receivable                                                       274,235
   Receivable for forward foreign currency exchange contracts (Note C)                      78,193
--------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                        1,182,550
   Receivable for Fund shares sold                                                           3,947
--------------------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                                         4,784
==================================================================================================
TOTAL ASSETS                                                                            79,787,325
==================================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                                  3,619,200
   Payable for securities purchased                                                      1,028,253
--------------------------------------------------------------------------------------------------
   Payable for Fund shares redeemed                                                         44,628
   Payable to investment manager-net (Notes A & B)                                          33,117
--------------------------------------------------------------------------------------------------
   Payable to administrator (Note B)                                                        18,096
   Accrued expenses and other payables                                                      38,961
==================================================================================================
TOTAL LIABILITIES                                                                        4,782,255
==================================================================================================
NET ASSETS AT VALUE                                                                $    75,005,070
==================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                                 $   100,065,966
   Undistributed net investment income (loss)                                              568,939
   -----------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                              (39,140,014)
   Net unrealized appreciation (depreciation) in value of investments                   13,510,179
   ===============================================================================================
NET ASSETS AT VALUE                                                                $    75,005,070
==================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                        7,673,988
==================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                           $          9.77
==================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                               $     3,461,966
==================================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                            $    60,500,857
   Affiliated issuers                                                                    4,065,746
   -----------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                          $    64,566,603
==================================================================================================

See Notes to Financial Statements

                              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE
                                      SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                          BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                               PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income-unaffiliated issuers                                               $       509,594
Income from investments in affiliated issuers (Note F)                                       7,648
--------------------------------------------------------------------------------------------------
Dividend income-unaffiliated issuers                                                        81,264
==================================================================================================
Income from securities loaned-affiliated issuer (Note F)                                     4,959
--------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                        (251)
==================================================================================================
Total income                                                                               603,214
==================================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                                    210,472
Administration fee (Note B)                                                                114,803
--------------------------------------------------------------------------------------------------
Audit fees                                                                                  19,943
Custodian fees (Note B)                                                                     45,619
--------------------------------------------------------------------------------------------------
Insurance expense                                                                            1,309
Legal fees                                                                                   8,580
--------------------------------------------------------------------------------------------------
Registration and filing fees                                                                10,828
Shareholder reports                                                                            772
--------------------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                             7,034
Trustees' fees and expenses                                                                 12,713
--------------------------------------------------------------------------------------------------
Miscellaneous                                                                                2,713
==================================================================================================
Total expenses                                                                             434,786
Investment management fee waived (Note A)                                                     (260)
Expenses reduced by custodian fee expense offset and commission recapture
   arrangements (Note B)                                                                    (3,338)
==================================================================================================
Total net expenses                                                                         431,188
==================================================================================================
Net investment income (loss)                                                               172,026
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
    Sales of investment securities of unaffiliated issuers                               1,066,732
    ----------------------------------------------------------------------------------------------
    Foreign currency                                                                        43,380
    ----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                                    (423,723)
    ----------------------------------------------------------------------------------------------
    Foreign currency                                                                        88,994
    ==============================================================================================
Net gain (loss) on investments                                                             775,383
==================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $       947,409
==================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      BALANCED PORTFOLIO
                                                                              ----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                         SIX MONTHS
                                                                                        ENDED               YEAR
                                                                                     JUNE 30,              ENDED
                                                                                         2005       DECEMBER 31,

(UNAUDITED) 2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                  $       172,026    $       459,923
Net realized gain (loss) on investments                                             1,110,112          3,240,524
----------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                  (334,729)         3,477,455
================================================================================================================
Net increase (decrease) in net assets resulting from operations                       947,409          7,177,902
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                      --           (989,988)
================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                           2,262,155          6,616,445
Proceeds from reinvestment of dividends and distributions                                  --            989,988
----------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                       (9,322,717)       (17,621,711)
================================================================================================================
Net increase (decrease) from Fund share transactions                               (7,060,562)       (10,015,278)
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                              (6,113,153)        (3,827,364)
NET ASSETS:
Beginning of period                                                                81,118,223         84,945,587
================================================================================================================
End of period                                                                 $    75,005,070    $    81,118,223
================================================================================================================
Undistributed net investment income (loss) at end of period                   $       568,939    $       396,913
================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Balanced Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2005 was $208.

     5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

     6 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and mortgage dollar rolls, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

          DISTRIBUTIONS PAID FROM:           ORDINARY INCOME                       TOTAL
                                            2004              2003            2004              2003
                                      $  989,988      $  1,410,014      $  989,988      $  1,410,014

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                                UNREALIZED                   LOSS
                        UNDISTRIBUTED          APPRECIATION         CARRYFORWARDS
                      ORDINARY INCOME        (DEPRECIATION)         AND DEFERRALS                 TOTAL
                      $       711,015        $   13,482,384         $ (40,201,704)       $  (26,008,305)

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain forward foreign currency contracts, and amortization of bond premium.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                               EXPIRING IN:
                                                       2009              2010
                                               $ 26,467,694    $   13,734,010

          During the year ended December 31, 2004, the Fund utilized capital loss carryforwards of $2,378,120.

     7 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     8 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     9 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     10 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

          Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

          For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

          During the six months ended June 30, 2005, the Fund did not enter into any financial futures contracts.

     11 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $606 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     13   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $260. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $7,648 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     14 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

     15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, the Fund has no contingent liability to Management under this agreement.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $3,209.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $129.

          NOTE C--SECURITIES TRANSACTIONS:

          Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the six months ended June 30, 2005 were as follows:

                                                                                  SALES AND MATURITIES
                      PURCHASES OF   PURCHASES EXCLUDING   SALES AND MATURITIES              EXCLUDING
                   U.S. GOVERNMENT       U.S. GOVERNMENT     OF U.S. GOVERNMENT    U.S. GOVERNMENT AND
                        AND AGENCY            AND AGENCY             AND AGENCY                 AGENCY
                       OBLIGATIONS           OBLIGATIONS            OBLIGATIONS            OBLIGATIONS
                   $     9,632,449       $    23,817,121        $    16,693,897      $      25,229,294

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $48,333, of which Neuberger received $141, Lehman received $8,612, and other brokers received $39,580.

          During the six months ended June 30, 2005, the Fund entered into various contracts to deliver currencies at specified future dates. At June 30, 2005, open contracts were as follows:

                            CONTRACTS TO   IN EXCHANGE   SETTLEMENT                NET UNREALIZED
                                 DELIVER           FOR         DATE        VALUE     APPRECIATION
          SELL
          Euro Dollar        476,000 EUR   $   618,453      7/19/05   $  576,253      $    42,200
          Euro Dollar        485,000 EUR       606,177      7/19/05      587,149           19,028

          At June 30, 2005, closed but unsettled contracts were as follows:

                                                                                   NET UNREALIZED
                            CONTRACTS TO   IN EXCHANGE   SETTLEMENT                  APPRECIATION
                                 DELIVER           FOR         DATE        VALUE   (DEPRECIATION)
          SELL
          Euro Dollar        485,000 EUR   $   630,146      7/19/05   $  587,149      $    42,997

          BUY
          Euro Dollar        485,000 EUR   $   613,181      7/19/05   $  587,149      $   (26,032)

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year December 31, 2004 was as follows:

                                            FOR THE SIX MONTHS ENDED JUNE 30,   FOR THE YEAR ENDED DECEMBER 31,
                                                                         2005                              2004
          SHARES SOLD                                                 237,837                           728,457
          SHARES ISSUED ON REINVESTMENT OF
            DIVIDENDS AND DISTRIBUTIONS                                    --                           110,613
          SHARES REDEEMED                                            (980,864)                       (1,933,718)
                                                                     --------                        ----------
          TOTAL                                                      (743,027)                       (1,094,648)
                                                                     --------                        ----------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                         INCOME FROM
                                                                                                         INVESTMENTS
                                   BALANCE OF                                BALANCE OF                           IN
                                       SHARES                        GROSS       SHARES                   AFFILIATED
                                         HELD           GROSS        SALES         HELD         VALUE        ISSUERS
                                 DECEMBER 31,       PURCHASES          AND     JUNE 30,      JUNE 30,    INCLUDED IN
          NAME OF ISSUER                 2004   AND ADDITIONS   REDUCTIONS         2005          2005   TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**       2,965,200      78,229,040   77,575,040    3,619,200   $ 3,619,200   $      4,959

          Neuberger Berman
          Prime Money Fund
          Trust Class***              368,172      11,549,598   11,471,224      446,546       446,546          7,648
                                                                                          -----------   ------------

          TOTAL                                                                           $ 4,065,746   $     12,507
                                                                                          ===========   ============

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Balanced Portfolio+++

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.^^

                                          SIX MONTHS ENDED
                                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                          ----------------     ----------------------------------------------------------
                                                      2005          2004        2003        2002        2001         2000
                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD          $       9.64     $    8.93   $    7.81   $    9.66   $   17.28    $   20.89
                                              ------------     ---------   ---------   ---------   ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                           .02           .05         .07         .12         .22~         .30
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                      .11           .77        1.20       (1.75)      (2.27)~       (.61)
                                              ------------     ---------   ---------   ---------   ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                       .13           .82        1.27       (1.63)      (2.05)        (.31)
                                              ------------     ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                   --          (.11)       (.15)       (.22)       (.28)        (.37)
NET CAPITAL GAINS                                       --            --          --          --       (5.29)       (2.93)
                                              ------------     ---------   ---------   ---------   ---------    ---------
TOTAL DISTRIBUTIONS                                     --          (.11)       (.15)       (.22)      (5.57)       (3.30)
                                              ------------     ---------   ---------   ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD                $       9.77     $    9.64   $    8.93   $    7.81   $    9.66    $   17.28
                                              ------------     ---------   ---------   ---------   ---------    ---------
TOTAL RETURN++                                       +1.35%**      +9.31%     +16.28%     -17.15%     -13.36%       -4.55%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)       $       75.0     $    81.1   $    84.9   $    80.5   $   112.0    $   147.6
RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS#                                        1.14%*        1.10%       1.12%       1.12%       1.07%         .99%
RATIO OF NET EXPENSES TO AVERAGE
   NET ASSETS^                                        1.13%*        1.09%       1.11%       1.12%       1.07%         .99%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                               .45%*         .56%        .82%       1.37%       2.10%~       1.49%
PORTFOLIO TURNOVER RATE                                 44%**        110%        121%        106%         88%         124%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Balanced Portfolio

+++ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

^ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                         SIX MONTHS ENDED JUNE 30,          YEAR ENDED DECEMBER 31,
                                                              2005          2004               2003
                                                              1.13%         1.09%              1.11%

~ For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                         YEAR ENDED DECEMBER 31,
                                                                                            2001
              Net Investment Income                                                        (.004)
              Net Gains or Losses on Securities                                             .004
              Ratio of Net Investment Income to Average Net Assets                          (.04%)

*    Annualized

**   Not Annualized

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


FASCIANO PORTFOLIO


D0312 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

FASCIANO PORTFOLIO Manager's Commentary

     After poor absolute and relative performance through the first four months of the year, small-cap stocks came roaring back during the May/June market rally. By the end of first-half 2005, the Russell 2000 was just shy of positive territory and had almost caught up to leading large-cap stock indices. For the six-month period, the Neuberger Berman AMT Fasciano Portfolio trailed the Russell 2000 benchmark by a small margin.

     Our Health Care investments had the most positive impact on returns, with specialty pharmaceuticals distributor Priority Healthcare and dental supplies distributor Young Innovations posting solid gains. Financials sector investments, highlighted by municipal bond insurer Assured Guaranty and property and casualty insurer HCC Insurance Holdings, were also major contributors to performance.

     Although our Energy holdings generated respectable returns, they trailed their counterparts in the Russell Index. Principally responsible was our ownership of oil services companies rather than the small exploration and production companies whose stocks skyrocketed along with the price of oil and natural gas.

     Our sector allocation is largely a function of where we are finding the most compelling individual investment opportunities, rather than a reflection of our opinions on prospects for industry groups. Consequently, I think it is pertinent to discuss what went right and what went wrong for a sampling of portfolio holdings.

     In this case, I will start with three very different companies--Rollins, Landauer and Stericycle--all of which appeared on our top-ten performance list for this reporting period. You may not be familiar with the name Rollins, but you know the "Orkin Man," one of the leading brands in the pest control business. Landauer makes and monitors the badges worn by X-ray technicians in hospitals and doctors' and dentists' offices, a critical safety feature for health care workers. Stringent regulation has forced medical care facilities to outsource medical waste disposal and Stericycle is becoming a leader in the business. All three of these companies enjoy steady streams of recurring revenues through fixed fee contracts with their customers. They also have attractive growth dynamics. Rollins (Orkin) has the ability to grow share in the highly fragmented pest control market; Landauer's growth comes both from research-and-development-driven new products and favorable health care industry demographics; Stericycle's growth is coming from market share gains among hospitals and its aggressive marketing to clinics and doctors' offices--a less competitive, higher margin business.

     Of course, we are obliged to mention several holdings that penalized first-half 2005 returns as well. Not surprisingly, in view of our patient long-term perspective, several of our biggest losers during this reporting period have been very rewarding long-term holdings. Old favorite G&K Services, a uniform rental company, was a victim of higher energy prices. Its inability to quickly pass on materially higher costs for the natural gas that runs its washers and dryers, and the gasoline that runs its delivery trucks, resulted in significant margin pressure. Going forward, however, G&K should be able to pass these higher costs along to its customers and restore margins. Trucking logistics company Landstar System, another long-time holding that has generously rewarded us, also declined significantly in the reporting period. Since Landstar does not own its trucks, this was not a function of more expensive gasoline, but rather the result of investor concern that a slowing economy would penalize companies in the commercial transportation industry. However, while Landstar's near-term growth may slow along with the economy, it remains a unique company with positive long-term secular growth prospects.

     We choose to spend our time and energy analyzing individual companies rather than forecasting macroeconomic or stock market trends. However, we will venture brief opinions on the intermediate-term outlook for the economy and markets. We think the economy is settling into a more moderate growth path that will continue to support respectable corporate earnings gains. Over the last 18 months, earnings growth has outpaced stock price appreciation by a wide margin, making equity valuations more compelling. As a result, if investor sentiment improves, we believe that stocks can make some progress. With an above-market-average return on equity, earnings-per-share growth in line with the market and a below-market-average P/E, we believe the AMT Fasciano Portfolio can perform well in a more buoyant market environment.

     Sincerely,

                             /s/ Michael F. Fasciano

                               MICHAEL F. FASCIANO
                                PORTFOLIO MANAGER

     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)


     Auto/Truck Replacement Parts                                1.4%
     Banking & Financial                                         1.9
     Basic Materials                                             0.5
     Biotechnology                                               1.3
     Business Services                                           7.0
     Commercial Services                                         2.8
     Consumer Products & Services                                6.6
     Distributor                                                 4.7
     Educational                                                 0.2
     Electrical & Electronics                                    1.0
     Entertainment                                               3.2
     Filters                                                     0.9
     Financial Services                                          8.1
     Health Care                                                 2.2
     Health Products & Services                                 11.4
     Heavy Industry                                              1.8
     Industrial & Commercial Products                            0.6
     Insurance                                                   5.5%
     Internet                                                    0.9
     Machinery & Equipment                                       5.5
     Oil & Gas                                                   5.0
     Oil Services                                                0.6
     Publishing & Broadcasting                                   9.0
     Real Estate                                                 1.1
     Restaurants                                                 3.2
     Retail                                                      2.0
     Semiconductors                                              0.5
     Technology                                                  2.3
     Transportation                                              7.2
     Waste Management                                            3.7
     Short-Term Investments                                      2.3
     Liabilities, less cash, receivables and other assets       (4.4)

ENDNOTES

     1. -3.04% was the cumulative total return for the 6-month period, 2.76% and 10.51% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Russell 2000(R) Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $183 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:


                                  ACTUAL EXPENSES: The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
                                                    $1,000 (for example, an
                                                    $8,600 account value divided
                                                    by $1,000 = 8.6), then
                                                    multiply the result by the
                                                    number in the first section
                                                    of the table under the
                                                    heading entitled "Expenses
                                                    Paid During the Period" to
                                                    estimate the expenses you
                                                    paid over the period.

     HYPOTHETICAL                                   EXAMPLE FOR COMPARISON
                                                    PURPOSES: The second section
                                                    of the table provides
                                                    information about
                                                    hypothetical account values
                                                    and hypothetical expenses
                                                    based on the Fund's actual
                                                    expense ratio and an assumed
                                                    rate of return at 5% per
                                                    year before expenses. This
                                                    return is not the Fund's
                                                    actual return. The
                                                    hypothetical account values
                                                    and expenses may not be used
                                                    to estimate the actual
                                                    ending account balance or
                                                    expenses you paid for the
                                                    period. You may use this
                                                    information to compare the
                                                    ongoing costs of investing
                                                    in this Fund versus other
                                                    funds. To do so, compare the
                                                    expenses shown in this 5%
                                                    hypothetical example with
                                                    the 5% hypothetical examples
                                                    that appear in the
                                                    shareholder reports of other
                                                    funds.


EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FASCIANO PORTFOLIO

                                                                  BEGINNING          ENDING        EXPENSES PAID
                                                              ACCOUNT VALUE   ACCOUNT VALUE   DURING THE PERIOD*
          ACTUAL

          CLASS S                                                 $   1,000      $   969.60            $    6.84

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS S                                                 $   1,000      $ 1,017.85            $    7.00

      * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

     ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Fasciano Portfolio


     NUMBER OF SHARES                                              MARKET VALUE+

     COMMON STOCKS (102.1%)

     AUTO/TRUCK REPLACEMENT PARTS (1.4%)
            9,190  American Axle & Manufacturing Holdings          $    232,231

     BANKING & FINANCIAL (1.9%)
            6,970  Boston Private Financial Holdings                    175,644
            2,620  Wintrust Financial                                   137,157
                                                                   ------------
                                                                        312,801

     BASIC MATERIALS (0.5%)
            4,720  AMCOL International                                   88,689

     BIOTECHNOLOGY (1.3%)
            4,560  Techne Corp.                                         209,350*

     BUSINESS SERVICES (7.0%)
           11,810  G & K Services                                       445,591
              400  iPayment Holdings                                     14,608*
              100  Open Solutions                                         2,031*
            4,930  Ritchie Bros. Auctioneers                            190,051
           16,865  Rollins, Inc.                                        337,975
            5,760  Watson Wyatt & Co.                                   147,629
                                                                   ------------
                                                                      1,137,885

     COMMERCIAL SERVICES (2.8%)
            7,450  Modine Manufacturing                                 242,572
            8,500  OM Group                                             209,865*
                                                                   ------------
                                                                        452,437

     CONSUMER PRODUCTS & SERVICES (6.6%)
           10,520  Blyth, Inc.                                          295,086
            9,520  Plantronics, Inc.                                    346,147
           15,950  Spartech Corp.                                       283,910
            5,542  Tootsie Roll Industries                              162,104
                                                                   ------------
                                                                      1,087,247

     DISTRIBUTOR (4.7%)
           13,960  MSC Industrial Direct                                471,150
            7,050  ScanSource, Inc.                                     302,727*
                                                                   ------------
                                                                        773,877

     EDUCATIONAL (0.2%)
              800  Universal Technical Institute                         26,560*

     ELECTRICAL & ELECTRONICS (1.0%)
            3,420  Daktronics, Inc.                                      68,434
            5,480  LoJack Corp.                                          96,229*
                                                                   ------------
                                                                        164,663

     ENTERTAINMENT (3.2%)
            9,340  International Speedway                               525,468

     FILTERS (0.9%)
            5,200  CLARCOR Inc.                                         152,100

     FINANCIAL SERVICES (8.1%)
            2,780  FactSet Research Systems                        $     99,635
            4,320  Financial Federal                                    166,925
            3,100  Greater Bay Bancorp                                   81,747
           13,590  HCC Insurance Holdings                               514,653
            5,090  ITLA Capital                                         274,351*
            7,840  W.P. Stewart & Co.                                   189,493
                                                                   ------------
                                                                      1,326,804

     HEALTH CARE (2.2%)
           10,260  Apria Healthcare Group                               355,406*

     HEALTH PRODUCTS & SERVICES (11.4%)
           31,050  Hooper Holmes                                        128,857
            3,780  ICU Medical                                          121,603*
           16,540  K-V Pharmaceutical                                   277,045*
            6,200  Landauer, Inc.                                       321,842
           13,670  Priority Healthcare                                  346,671*
           10,810  STERIS Corp.                                         278,574
           10,190  Young Innovations                                    380,393
                                                                   ------------
                                                                      1,854,985

     HEAVY INDUSTRY (1.8%)
           12,800  Chicago Bridge & Iron                                292,608

     INDUSTRIAL & COMMERCIAL PRODUCTS (0.6%)
            1,800  Middleby Corp.                                        95,148*

     INSURANCE (5.5%)
            5,900  American Equity Investment Life Holding               70,092
           23,810  Assured Guaranty                                     556,202
            3,190  Hilb, Rogal and Hamilton                             109,736
            3,830  RLI Corp.                                            170,818
                                                                   ------------
                                                                        906,848

     INTERNET (0.9%)
            4,400  j2 Global Communications                             151,536*

     MACHINERY & EQUIPMENT (5.5%)
           10,010  IDEX Corp.                                           386,486
            5,600  Lindsay Manufacturing                                132,048
            6,220  Regal-Beloit                                         181,375
            9,170  Robbins & Myers                                      197,247
                                                                   ------------
                                                                        897,156

     OIL & GAS (5.0%)
            3,815  CARBO Ceramics                                       301,232
            4,980  FMC Technologies                                     159,211*
            6,830  Offshore Logistics                                   224,297*
            4,200  TETRA Technologies                                   133,770*
                                                                   ------------
                                                                         818,510

     OIL SERVICES (0.6%)
            1,700  Hydril                                                92,395*

     NUMBER OF SHARES                                             MARKET VALUE+

     PUBLISHING & BROADCASTING (9.0%)
            4,850  Courier Corp.                                  $    186,289
           20,360  Emmis Communications                                359,761*^
           16,940  Journal Communications                              284,592
           18,010  Journal Register                                    315,355*
            6,600  Meredith Corp.                                      323,796
                                                                  ------------
                                                                     1,469,793

     REAL ESTATE (1.1%)
            3,060  Beazer Homes USA                                    174,879

     RESTAURANTS (3.2%)
            8,730  Ruby Tuesday                                        226,107
           16,050  Steak n Shake                                       298,851*
                                                                  ------------
                                                                       524,958

     RETAIL (2.0%)
            4,840  Christopher & Banks                                  88,378
            6,000  Regis Corp.                                         234,480
                                                                  ------------
                                                                       322,858

     SEMICONDUCTORS (0.5%)
            2,910  Cabot Microelectronics                               84,361*

     TECHNOLOGY (2.3%)
            1,900  Computer Programs and Systems                        70,813
            7,300  Kanbay International                                168,703*
           11,680  Methode Electronics                                 138,642
                                                                  ------------
                                                                       378,158

     TRANSPORTATION (7.2%)
            6,050  Forward Air                                         171,033
           13,855  Heartland Express                                   269,203
            3,700  Hub Group Class A                                    92,685*
           21,120  Landstar System                                     636,134*
                                                                  ------------
                                                                     1,169,055

     WASTE MANAGEMENT (3.7%)
            7,310  Stericycle, Inc.                                    367,839*
            6,165  Waste Connections                                   229,893*
                                                                  ------------
                                                                       597,732

     TOTAL COMMON STOCKS
     (COST $15,359,751)                                             16,676,498
                                                                  ------------
     SHORT-TERM INVESTMENTS (2.3%)

          370,500  Neuberger Berman Securities Lending
                     Quality Fund, LLC                            $    370,500++
                1  Neuberger Berman Prime Money Fund Trust Class             1@
                                                                  ------------
     TOTAL SHORT-TERM INVESTMENTS
     (COST $370,501)                                                   370,501#
                                                                  ------------
     TOTAL INVESTMENTS (104.4%)
     (COST $15,730,252)                                             17,046,999##
     Liabilities, less cash,
       receivables and other assets [(4.4%)]                          (715,401)
                                                                  ------------
     TOTAL NET ASSETS (100.0%)                                    $ 16,331,598
                                                                  ------------


See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Fasciano Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $15,730,252. Gross unrealized appreciation of investments was $1,860,693 and gross unrealized depreciation of investments was $543,946, resulting in net unrealized appreciation of $1,316,747, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                        FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                             PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS
     Unaffiliated issuers                                                                        $    16,676,498
----------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                  370,501
================================================================================================================
                                                                                                      17,046,999
     Dividends and interest receivable                                                                    14,080
----------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                       11,112
     Receivable for Fund shares sold                                                                      67,837
----------------------------------------------------------------------------------------------------------------
     Receivable from administrator-net (Note B)                                                              636
     Prepaid expenses and other assets                                                                       708
================================================================================================================
TOTAL ASSETS                                                                                          17,141,372
================================================================================================================
LIABILITIES
     Due to custodian                                                                                    316,223
     Payable for collateral on securities loaned (Note A)                                                370,500
----------------------------------------------------------------------------------------------------------------
     Payable for securities purchased                                                                     28,419
     Payable for Fund shares redeemed                                                                     56,243
----------------------------------------------------------------------------------------------------------------
     Payable to investment manager-net (Notes A & B)                                                      12,507
     Accrued expenses and other payables                                                                  25,882
================================================================================================================
TOTAL LIABILITIES                                                                                        809,774
================================================================================================================
NET ASSETS AT VALUE                                                                              $    16,331,598
================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                             $    14,689,560
     Undistributed net investment income (loss)                                                          (35,378)
     -----------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                              360,669
     Net unrealized appreciation (depreciation) in value of investments                                1,316,747
     ===========================================================================================================
NET ASSETS AT VALUE                                                                              $    16,331,598
================================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                      1,218,235
================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                         $         13.41
================================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                             $       344,565
================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                        $    15,359,751
     Affiliated issuers                                                                                  370,501
     -----------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                        $    15,730,252
================================================================================================================

See Notes to Financial Statements

             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                        FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                             PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                                             $        58,787
Income from securities loaned--affiliated issuer (Note F)                                                  1,240
----------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                                    25,845
Foreign taxes withheld                                                                                      (264)
================================================================================================================
Total income                                                                                              85,608
================================================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                                                   73,406
Administration fee (Note B)                                                                               25,908
----------------------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                                21,590
Audit fees                                                                                                19,943
----------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                   15,163
Insurance expense                                                                                            247
----------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                 1,572
Shareholder reports                                                                                        6,459
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                               11,985
Miscellaneous                                                                                              1,112
================================================================================================================
Total expenses                                                                                           177,385
Expenses reimbursed by administrator (Note B)                                                            (55,036)
Investment management fee waived (Note A)                                                                   (836)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)             (527)
================================================================================================================
Total net expenses                                                                                       120,986
================================================================================================================
Net investment income (loss)                                                                             (35,378)
================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
     Sales of investment securities of unaffiliated issuers                                              319,311
     -----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                 (729,807)
     -----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                          (410,496)
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  $      (445,874)
================================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FASCIANO PORTFOLIO
                                                                                   -----------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                          SIX MONTHS
                                                                                          ENDED             YEAR
                                                                                       JUNE 30,            ENDED
                                                                                           2005     DECEMBER 31,
                                                                                    (UNAUDITED)             2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                       $   (35,378)    $     (55,929)
Net realized gain (loss) on investments                                                 319,311          138,488
----------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                    (729,807)       1,210,790
================================================================================================================
Net increase (decrease) in net assets resulting from operations                        (445,874)       1,293,349
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net realized gain on investments                                                             --          (36,107)
================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                             7,267,168       12,465,780
Proceeds from reinvestment of dividends and distributions                                    --           36,107
----------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                         (6,420,477)      (4,020,120)
================================================================================================================
Net increase (decrease) from Fund share transactions                                    846,691        8,481,767
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                   400,817        9,739,009
NET ASSETS:
Beginning of period                                                                  15,930,781        6,191,772
================================================================================================================
End of period                                                                      $ 16,331,598    $  15,930,781
================================================================================================================
Undistributed net investment income (loss) at end of period                        $    (35,378)   $          --
================================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Fasciano Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

            DISTRIBUTIONS PAID FROM:
                              ORDINARY INCOME           LONG-TERM CAPITAL GAIN                TOTAL
                            2004            2003          2004           2003           2004         2003
                        $  4,205        $  2,283      $ 31,902          $  --       $ 36,107      $ 2,283

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

           UNDISTRIBUTED   UNDISTRIBUTED       UNREALIZED             LOSS
                ORDINARY       LONG TERM     APPRECIATION    CARRYFORWARDS
                  INCOME            GAIN   (DEPRECIATION)    AND DEFERRALS            TOTAL
               $  44,290       $  40,383    $   2,005,847       $   (2,608)    $  2,087,912

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

          Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the Fund elected to defer $2,608 of net capital losses arising between November 1, 2004 and December 31, 2004.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $635 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $836. For the six months ended

          June 30, 2005, income earned under this Arrangement amounted to $25,845, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, such excess expenses amounted to $55,036. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, contingent liabilities to Management under this agreement were as follows:

                        EXPIRING IN
                               2005         2006           2007          2008         TOTAL
                          $  44,573    $  92,031     $  108,225     $  55,036    $  299,865

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $518.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $9.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $4,750,650 and $2,053,970, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $8,098, of which Neuberger received $0, Lehman received $1,094, and other brokers received $7,004.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and year ended December 31, 2004 was as follows:

                                              FOR THE SIX MONTHS ENDED JUNE 30,       YEAR ENDED DECEMBER 31,
                                                                           2005                          2004
          SHARES SOLD                                                   548,324                       964,058
          SHARES ISSUED ON REINVESTMENT OF
            DIVIDENDS AND DISTRIBUTIONS                                      --                         2,821
          SHARES REDEEMED                                              (481,381)                     (315,110)
                                                                       --------                      --------

          TOTAL                                                          66,943                       651,769
                                                                       --------                      --------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                          INCOME FROM
                                                                                                          INVESTMENTS
                                        BALANCE OF                               BALANCE OF                        IN
                                            SHARES                        GROSS      SHARES                AFFILIATED
                                              HELD           GROSS        SALES        HELD      VALUE        ISSUERS
                                      DECEMBER 31,       PURCHASES          AND    JUNE 30,   JUNE 30,    INCLUDED IN
          NAME OF ISSUER                      2004   AND ADDITIONS   REDUCTIONS        2005       2005   TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**              211,800       7,136,600    6,977,900     370,500  $ 370,500       $  1,240

          Neuberger Berman
          Prime Money Fund
          Trust Class***                 1,217,013       7,698,106    8,915,118           1          1         25,845
                                                                                             ---------       --------

          TOTAL                                                                              $ 370,501       $ 27,085
                                                                                             =========       ========

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Fasciano Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

                                                                                                      PERIOD FROM
                                                  SIX MONTHS ENDED                                 JULY 12, 2002^
                                                          JUNE 30,     YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                                  ----------------     -----------------------    ---------------
                                                              2005           2004         2003               2002
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  13.84       $  12.40     $   9.92           $  10.00
                                                          --------       --------     --------           --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                  (.03)          (.08)        (.08)              (.01)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             (.40)          1.56         2.57               (.07)
                                                          --------       --------     --------           --------
TOTAL FROM INVESTMENT OPERATIONS                              (.43)          1.48         2.49               (.08)
                                                          --------       --------     --------           --------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                               --           (.04)        (.01)                --
                                                          --------       --------     --------           --------
NET ASSET VALUE, END OF PERIOD                            $  13.41       $  13.84     $  12.40           $   9.92
                                                          --------       --------     --------           --------
TOTAL RETURN++                                               -3.04%**      +11.96%      +25.06%             -0.80%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $   16.3       $   15.9     $    6.2           $    0.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                1.41%*         1.41%        1.42%              1.40%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                 1.40%*         1.40%        1.40%              1.40%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                         (.41%)*        (.60%)       (.69%)             (.31%)*
PORTFOLIO TURNOVER RATE                                         13%**          10%          70%                20%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Fasciano Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                            PERIOD FROM
                                                       JULY 12, 2002 TO
                                                      DECEMBER 31, 2002

                                                                          38.27%


After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                               FOR THE SIX MONTHS
                                  ENDED JUNE 30,        YEAR ENDED DECEMBER 31,
                                            2005      2004                 2003
                                            2.05%     2.56%                4.58%

^ The date investment operations commenced.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


FOCUS PORTFOLIO


D0313 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

FOCUS PORTFOLIO Managers' Commentary

     For the six months ending June 30, 2005, the Neuberger Berman AMT Focus Portfolio posted a modest decline, outperforming the S&P 500 but trailing the Russell 1000 Value Index.

     The approach we use to manage the portfolio has not changed. We continue to seek out companies that we believe are undervalued. We have sought to construct a portfolio whose price/earnings ratio (P/E) is less than that of the overall market (as represented by the S&P 500) but whose earnings prospects are, in our view, superior.

     The fund's overall metrics as of the end of the reporting period would indicate that we have done just that. The P/E on the portfolio is 13.8 times expected 2005 earnings and 11.1 times 2006 estimates, or 14% and 23% less, respectively, than comparable numbers for the S&P 500. The portfolio's expected earnings growth rate, however, is 16.7% or some 44% HIGHER than that of the S&P. While this analysis is based on projections, we believe that if you can pay about 20% less and get over 40% more, the results will be rewarding over time. It requires a long-term investment horizon, something few people on Wall Street seem to have anymore, but it has served us well over a long period of time.

     Stocks with discounted valuations and premium growth rates are not all that plentiful. They tend to be clustered in a few industries at any given time, and since we direct our investments toward those areas, we end up with a portfolio that is quite overweight in some areas and underweight in others. Running a closet index fund is not our objective.

     As of June 30, for example, 42% of the Fund was in Financial stocks and 37% was in Information Technology. This is not because we have some broad overall point of view about interest rates or PC sales. Rather, these sectors are where we currently find many of the stocks whose current valuations do not seem to reflect their long-term prospects.

     In the first half of the year, we eliminated Computer Associates and Providian Financial from the portfolio, since they seemed to have realized most of the potential we had seen in purchasing them. We also sold Fifth Third Bancorp, because our assumptions were not being borne out.

     We took new positions in Home Depot, American International Group and Goldman Sachs, all of which had fallen out of favor and reached valuation levels that we found compelling. They have excellent records and balance sheets. More importantly, we believe that they also have very good prospects.

     We also made a significant increase in the size of our Nokia position. Not only have our original expectations for the company's prospects been exceeded, but the longer term outlook is turning out to be much better than we originally thought.

     Going where the values are and focusing on the longer term have provided us with success over the years. We think that this approach will continue to do so in the future.

     Sincerely,

                    /s/ Kent Simons     /s/ Robert B. Corman

                                   KENT SIMONS
                                       AND
                                ROBERT B. CORMAN
                              PORTFOLIO CO-MANAGERS

     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)


     Auto & Housing                             9.7%
     Consumer Goods & Services                  2.7
     Financial Services                        41.8
     Retail                                     7.2
     Technology                                37.4
     Short-Term Investments                     2.8
     Liabilities, less cash, receivables
        and other assets                       (1.6)

ENDNOTES

     1. -0.51% was the cumulative total return for the 6-month period, 8.92% and 31.54% were the average annual total returns for the 1-year and since inception (08/08/02) periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:


                                ACTUAL EXPENSES: The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =
                                                  8.6), then multiply the result
                                                  by the number in the first
                                                  section of the table under the
                                                  heading entitled "Expenses
                                                  Paid During the Period" to
                                                  estimate the expenses you paid
                                                  over the period.

   HYPOTHETICAL                                   EXAMPLE FOR COMPARISON
                                                  PURPOSES: The second section
                                                  of the table provides
                                                  information about hypothetical
                                                  account values and
                                                  hypothetical expenses based on
                                                  the Fund's actual expense
                                                  ratio and an assumed rate of
                                                  return at 5% per year before
                                                  expenses. This return is not
                                                  the Fund's actual return. The
                                                  hypothetical account values
                                                  and expenses may not be used
                                                  to estimate the actual ending
                                                  account balance or expenses
                                                  you paid for the period. You
                                                  may use this information to
                                                  compare the ongoing costs of
                                                  investing in this Fund versus
                                                  other funds. To do so, compare
                                                  the expenses shown in this 5%
                                                  hypothetical example with the
                                                  5% hypothetical examples that
                                                  appear in the shareholder
                                                  reports of other funds.


EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOCUS PORTFOLIO

                                                               BEGINNING               ENDING          EXPENSES PAID
                                                           ACCOUNT VALUE        ACCOUNT VALUE     DURING THE PERIOD*
          ACTUAL

          CLASS S                                                $ 1,000           $   994.90                 $ 6.68

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS S                                                $ 1,000           $ 1,018.10                 $ 6.76

        * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Focus Portfolio


     NUMBER OF SHARES                                      MARKET VALUE+

     COMMON STOCKS (98.8%)

     AUTOS & HOUSING (9.7%)
            500   Autoliv, Inc.                              $   21,900
            500   Centex Corp.                                   35,335
            600   Lennar Corp.                                   38,070
          1,200   Rush Enterprises Class A                       16,008*
                                                             ----------
                                                                111,313

     CONSUMER GOODS & SERVICES (2.7%)
            800   Vertrue Inc.                                   31,168*

     FINANCIAL SERVICES (41.8%)
            400   American International Group                   23,240
          1,732   Bank of America                                78,997
          2,000   Capital One Financial                         160,020
          1,250   Citigroup Inc.                                 57,787
            500   Fannie Mae                                     29,200
            100   Goldman Sachs                                  10,202
            650   J.P. Morgan Chase                              22,958
          1,000   Merrill Lynch                                  55,010
            400   Redwood Trust                                  20,640
            500   Washington Mutual                              20,345
                                                             ----------
                                                                478,399

     RETAIL (7.2%)
            600   Home Depot                                     23,340
          1,700   Select Comfort                                 36,431*
            900   TJX Cos.                                       21,915
                                                             ----------
                                                                 81,686

     TECHNOLOGY (37.4%)
            700   Advanced Micro Devices                         12,138*
          1,200   Amdocs Ltd.                                    31,716*
          1,700   Flextronics International                      22,457*
          3,500   International Rectifier                       167,020*
          1,400   Jabil Circuit                                  43,022*
          3,000   Nokia Corp. ADR                                49,920
          2,000   Novell, Inc.                                   12,400*
         10,000   NYFIX, Inc.                                    59,100*
            400   Thermo Electron                                10,748*
            700   VeriSign, Inc.                                 20,132*
                                                             ----------
                                                                428,653
     TOTAL COMMON STOCKS
     (COST $834,592)                                          1,131,219
                                                             ----------

     SHORT-TERM INVESTMENTS (2.8%)
         32,623   Neuberger Berman
                    Prime Money Fund
                    Trust Class
                    (COST $32,623)                           $   32,623@#
                                                             ----------

     TOTAL INVESTMENTS (101.6%)
     (COST $867,215)                                          1,163,842##
     Liabilities, less cash,
       receivables and other assets
       [(1.6%)] (18,618)
                                                             ----------

     TOTAL NET ASSETS (100.0%)                               $1,145,224
                                                             ----------


See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Focus Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Focus Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $867,215. Gross unrealized appreciation of investments was $304,507 and gross unrealized depreciation of investments was $7,880, resulting in net unrealized appreciation of $296,627, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                          FOCUS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                            PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   1,131,219
---------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                  32,623
===============================================================================================================
                                                                                                      1,163,842
     Cash
---------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                      352
---------------------------------------------------------------------------------------------------------------
     Receivable from administrator-net (Note B)                                                           6,521
     Prepaid expenses and other assets                                                                      247
===============================================================================================================
TOTAL ASSETS                                                                                          1,170,962
===============================================================================================================
LIABILITIES
     Payable for Fund shares redeemed                                                                        50
     Payable to investment manager-net (Notes A & B)                                                        493
     Accrued expenses and other payables                                                                 25,195
===============================================================================================================
TOTAL LIABILITIES                                                                                        25,738
===============================================================================================================
NET ASSETS AT VALUE                                                                               $   1,145,224
===============================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $     781,409
     Undistributed net investment income (loss)                                                             585
     ----------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                              66,603
     Net unrealized appreciation (depreciation) in value of investments                                 296,627
     ==========================================================================================================
NET ASSETS AT VALUE                                                                               $   1,145,224
===============================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                        58,800
===============================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                          $       19.48
===============================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $     834,592
     Affiliated issuers                                                                                  32,623
     ----------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                         $     867,215
===============================================================================================================

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                          FOCUS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                                              $       6,700
Income from securities loaned-affiliated issuer                                                           1,240
---------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                                      190
Foreign taxes withheld                                                                                     (185)
===============================================================================================================
Total income                                                                                              7,945
===============================================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                                                   3,003
Administration fee (Note B)                                                                               1,638
---------------------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                                1,365
Audit fees                                                                                               19,943
---------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                   4,037
Insurance expense                                                                                            19
---------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                  221
Shareholder reports                                                                                       6,339
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                              12,681
Miscellaneous                                                                                               920
===============================================================================================================
Total expenses 50,166 Expenses reimbursed by administrator (Note B) (42,733)
Investment management fee waived (Note A) (6) Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B) (67)
===============================================================================================================
Total net expenses                                                                                        7,360
===============================================================================================================
Net investment income (loss)                                                                                585
===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                                            46,934
       --------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                               (54,536)
       ========================================================================================================
Net gain (loss) on investments                                                                           (7,602)
===============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $      (7,017)
===============================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOCUS PORTFOLIO
                                                                              ------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                       SIX MONTHS
                                                                                      ENDED             YEAR
                                                                                   JUNE 30,            ENDED
                                                                                       2005     DECEMBER 31,
                                                                                (UNAUDITED)             2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                  $         585    $      (1,395)
Net realized gain (loss) on investments                                              46,934           23,999
------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                 (54,536)          41,950
============================================================================================================
Net increase (decrease) in net assets resulting from operations                      (7,017)          64,554
============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net realized gain on investments                                                         --         (120,549)
============================================================================================================
Total distributions to shareholders                                                      --         (120,549)
============================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                            35,375          112,127
Proceeds from reinvestment of dividends and distributions                                --          120,549
------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                        (68,875)        (174,997)
============================================================================================================
Net increase (decrease) from Fund share transactions                                (33,500)          57,679
============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                               (40,517)           1,684
NET ASSETS:
Beginning of period                                                               1,185,741        1,184,057
============================================================================================================
End of period                                                                 $   1,145,224    $   1,185,741
============================================================================================================
Undistributed net investment income (loss) at end of period                   $         585    $          --
============================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Focus Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Focus Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except the Fund) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

           DISTRIBUTIONS PAID FROM:
                  ORDINARY INCOME            LONG TERM CAPITAL GAIN                   TOTAL
                2004             2003          2004             2003             2004          2003
           $ 113,929          $ 7,067       $ 6,620             $ --        $ 120,549       $ 7,067

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                                         UNREALIZED               LOSS
             UNDISTRIBUTED        UNDISTRIBUTED        APPRECIATION      CARRYFORWARDS
           ORDINARY INCOME       LONG-TERM GAIN      (DEPRECIATION)      AND DEFERRALS            TOTAL
                      $ --             $ 19,811           $ 351,021               $ --        $ 370,832

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which

          Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger did not receive any revenue under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $6. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $190, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, such excess expenses amounted to $42,733. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by

          Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, contingent liabilities to Management under this agreement were as follows:

                    EXPIRING IN
                           2005          2006          2007          2008        TOTAL
                       $ 37,435      $ 77,957      $ 80,604      $ 42,733    $ 238,729

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $67.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $0.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $177,184 and $248,217, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $818, of which Neuberger received $134, Lehman received $9, and other brokers received $675.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                                             FOR THE SIX MONTHS ENDED JUNE 30,       FOR THE YEAR ENDED DECEMBER 31,
                                                                          2005                                  2004
          SHARES SOLD                                                    1,918                                 5,164
          SHARES ISSUED ON REINVESTMENT OF
            DIVIDENDS AND DISTRIBUTIONS                                     --                                 7,275
          SHARES REDEEMED                                               (3,669)                               (8,787)
                                                                        ------                                ------

          TOTAL                                                         (1,751)                                3,652
                                                                        ------                                ------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                            INCOME FROM
                                                                                                            INVESTMENTS
                                   BALANCE OF                                   BALANCE OF                           IN
                                       SHARES                          GROSS        SHARES                   AFFILIATED
                                         HELD            GROSS         SALES          HELD        VALUE         ISSUERS
                                 DECEMBER 31,        PURCHASES           AND      JUNE 30,     JUNE 30,     INCLUDED IN
          NAME OF ISSUER                 2004    AND ADDITIONS    REDUCTIONS          2005         2005    TOTAL INCOME
          Neuberger Berman
          Prime Money Fund
          Trust Class**                 9,673          136,071       113,121        32,623     $ 32,623           $ 190

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Focus Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

                                                                                                                PERIOD FROM
                                                         SIX MONTHS ENDED                                   AUGUST 8, 2002^
                                                                 JUNE 30,         YEAR ENDED DECEMBER 31,   TO DECEMBER 31,
                                                         ----------------       -------------------------   ---------------
                                                                     2005             2004           2003              2002
                                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                           $    19.58       $    20.81     $    11.00        $    10.00
                                                               ----------       ----------     ----------        ----------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                          .01             (.02)          (.09)             (.03)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (0.11)            0.93          10.03              1.03
                                                               ----------       ----------     ----------        ----------
TOTAL FROM INVESTMENT OPERATIONS                                    (0.10)            0.91           9.94              1.00
                                                               ----------       ----------     ----------        ----------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                                      --            (2.14)          (.13)               --
                                                               ----------       ----------     ----------        ----------
NET ASSET VALUE, END OF PERIOD                                 $    19.48       $    19.58     $    20.81        $    11.00
                                                               ----------       ----------     ----------        ----------
TOTAL RETURN++                                                      -0.51%**         +6.21%        +90.42%           +10.00%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                        $      1.1       $      1.2     $      1.2        $      0.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       1.36%*           1.30%          1.32%             1.25%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                        1.35%*           1.29%          1.29%             1.25%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                                 .11%*           (.12%)         (.51%)            (.69%)*
PORTFOLIO TURNOVER RATE                                                16%**            33%           101%               63%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Focus Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:


                                         PERIOD FROM
                                      AUGUST 8, 2002
                                 TO DECEMBER 31,
                                                2002

                                               63.28%

     After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                          SIX MONTHS ENDED
                                                                  JUNE 30,      YEAR ENDED DECEMBER 31,
                                                                      2005      2004             2003
                                                                      9.17%     8.20%           12.48%

^ The date investment operations commenced.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


GROWTH PORTFOLIO(R)


B0732 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

GROWTH PORTFOLIO Managers' Commentary

     The Neuberger Berman AMT Growth Portfolio provided a modest gain in the first half of 2005, slightly outperforming its benchmark, the Russell Midcap Growth Index. Overall, the markets rewarded stocks based on fundamentals, which tended to favor our investment process.

     During the six-month reporting period, security selection was additive to the portfolio's performance relative to the index, with the largest contributions coming from Energy, Consumer Staples and Telecom. Energy names that did well included companies specializing in the exploration and production of oil and gas, such as Canadian Natural Resources and Quicksilver Resources. Within Consumer Staples, industries such as beverages and grocery stores were a primary reason for this outperformance, with Constellation Brands and Whole Foods Market both performing well. Within Telecom, our emphasis on wireless companies helped returns, with both Nextel Partners and Western Wireless providing standout results. Our sector allocation was also additive to relative performance, fueled by our overweight in Energy and Telecom, which were the top performing sectors of the period.

     The largest detraction from relative performance came from our security selection in Information Technology. Although, this area of the portfolio had strong performers such as Apple Computer, their outperformance was more than offset by weakness in names such as Sigmatel and Zebra Technologies.

     At the start of 2005, prognosticators were almost unanimous in their calls for interest rates to move higher, the dollar to drop and stocks to provide gains. The markets, in all three cases, moved against prevailing wisdom, as long-term interest rates fell, the dollar traded higher and stocks languished during the first six months of the year. In other developments, oil prices increased, as did prices of other commodities. And the Federal Reserve continued to raise interest rates by 25 basis points at each meeting, causing the yield curve to flatten.

     So far this year, corporate earnings growth has been strong, but the equity market has been kept in check by rising short-term interest rates. Other factors inhibiting stock performance have included slowing monetary growth, competition from alternative investments, and fears that the Federal Reserve would push interest rates too high and cause the economy to go into recession. However, the flipside of stock weakness has been the continued compression of the market's P/E multiple. Since the stock market's peak back in 2000, reported earnings have increased approximately 33%, but the S&P 500 has declined by 20% (price only). As a result, broad-based P/E averages are now approaching 16 times current earnings estimates.

     The sectors that have led the market for several quarters got even stronger during this reporting period. Energy, Utilities, Telecom and REITs netted significant returns as investors reacted to higher energy prices and searched for yield. Cyclical sectors such as Materials and Industrials underperformed in the first half, as fears developed over economic growth in the United States, Europe and Asia.

     In our view, economic concerns and uncertainty about the Federal Reserve should keep the equity market from making substantial upward progress. However, relative to interest rates, equities should benefit from improving valuations, particularly as earnings growth remains good, albeit slowing from prior years. At some point, as the economy maintains a steady growth pace, we expect the market to shift toward larger-cap and traditional growth stocks, rotating away from smaller and cyclical issues.

     In terms of sector allocations, we are currently overweight in Information Technology, Energy and Telecom, but underweight in Financials, Consumer Discretionary and Utilities. In most other sectors, we are neutrally positioned relative to the benchmark.

     Sincerely,

                               /s/ Jon D. Brorson
                                 JON D. BRORSON
                              PORTFOLIO MANAGER AND
                         GROWTH EQUITY GROUP TEAM LEADER

                              /s/ Kenneth J. Turek
                                KENNETH J. TUREK
                                PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)


Aerospace                                       1.3%
Auto/Truck Replacement Parts                    0.9
Biotechnology                                   4.3
Building, Construction & Furnishing             0.5
Business Services                               8.0
Communications Equipment                        1.6
Computer Related                                0.5
Cosmetics                                       0.6
Defense                                         0.9
Diagnostic Equipment                            1.2
Electrical & Electronics                        0.7
Energy                                          7.9
Entertainment                                   3.3
Financial Services                              6.8
Health Care                                     9.0
Industrial                                      6.9%
Industrial Gases                                0.9
Internet                                        0.5
Leisure                                         3.9
Medical Equipment                               4.0
Oil & Gas                                       1.7
Retail                                         10.5
Semiconductors                                  5.3
Software                                        1.9
Technology                                      9.4
Telecommunications                              4.6
Transportation                                  2.1
Short-Term Investments                         21.9
Liabilities, less cash, receivables and
   other assets                               (21.1)

ENDNOTES

     1. 1.81% was the cumulative total return for the 6-month period, 10.45%, -10.38% and 5.74% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                  ACTUAL EXPENSES:     The first section of the table provides information about
                                                       actual account values and actual expenses in dollars. You
                                                       may use the information in this line, together with the
                                                       amount you invested, to estimate the expenses you paid
                                                       over the period. Simply divide your account value by
                                                       $1,000 (for example, an $8,600 account value divided by
                                                       $1,000 = 8.6), then multiply the result by the number in
                                                       the first section of the table under the heading entitled
                                                       "Expenses Paid During the Period" to estimate the
                                                       expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:     The second section of the table provides information
                                                       about hypothetical account values and hypothetical
                                                       expenses based on the Fund's actual expense ratio and an
                                                       assumed rate of return at 5% per year before expenses.
                                                       This return is not the Fund's actual return. The
                                                       hypothetical account values and expenses may not be used
                                                       to estimate the actual ending account balance or expenses
                                                       you paid for the period. You may use this information to
                                                       compare the ongoing costs of investing in this Fund
                                                       versus other funds. To do so, compare the expenses shown
                                                       in this 5% hypothetical example with the 5% hypothetical
                                                       examples that appear in the shareholder reports of other
                                                       funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

                                                                    BEGINNING               ENDING          EXPENSES PAID
                                                                ACCOUNT VALUE        ACCOUNT VALUE     DURING THE PERIOD*
          ACTUAL
          CLASS I                                                     $ 1,000           $ 1,018.10                 $ 4.80

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                                                     $ 1,000           $ 1,020.03                 $ 4.81

        * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Growth Portfolio

     NUMBER OF SHARES                                                   MARKET VALUE+
     COMMON STOCKS (99.2%)

     AEROSPACE (1.3%)
           12,000   Goodrich Corp.                                      $     491,520
           41,000   Rockwell Collins                                        1,954,880
                                                                        -------------
                                                                            2,446,400

     AUTO/TRUCK REPLACEMENT PARTS (0.9%)
           26,000   Advance Auto Parts                                      1,678,300*

     BIOTECHNOLOGY (4.3%)
           70,000   Celgene Corp.                                           2,853,900*
           30,000   Genzyme Corp.                                           1,802,700*
           71,000   Gilead Sciences                                         3,123,290*
           14,000   Martek Biosciences                                        531,300*~
                                                                        -------------
                                                                            8,311,190

     BUILDING, CONSTRUCTION & FURNISHING (0.5%)
           27,500   D.R. Horton                                             1,034,275

     BUSINESS SERVICES (8.0%)
           90,000   Alliance Data Systems                                   3,650,400*
           53,500   CB Richard Ellis Group                                  2,346,510*
           62,000   Corporate Executive Board                               4,856,460~
           40,000   Getty Images                                            2,970,400*~
           12,000   Laureate Education                                        574,320*
           22,500   NAVTEQ                                                    836,550*
            5,400   NeuStar, Inc.                                             138,240*
                                                                        -------------
                                                                           15,372,880

     COMMUNICATIONS EQUIPMENT (1.6%)
           20,500   F5 Networks                                               968,317*
           85,000   Juniper Networks                                        2,140,300*~
                                                                        -------------
                                                                            3,108,617

     COMPUTER RELATED (0.5%)
           26,000   Apple Computer                                            957,060*

     COSMETICS (0.6%)
           31,500   Estee Lauder                                            1,232,595

     DEFENSE (0.9%)
           26,500   CACI International                                      1,673,740*

     DIAGNOSTIC EQUIPMENT (1.2%)
          106,000   Cytyc Corp.                                             2,338,360*

     ELECTRICAL & ELECTRONICS (0.7%)
            5,700   Dolby Laboratories                                        125,742*
           41,000   Jabil Circuit                                           1,259,930*
                                                                        -------------
                                                                            1,385,672

     ENERGY (7.9%)
           75,000   Canadian Natural Resources                              2,728,500
           31,500   Denbury Resources                                       1,252,755*
           53,000   National-Oilwell Varco                                  2,519,620*
           49,000   Peabody Energy                                          2,549,960
           39,500   Smith International                                     2,516,150~
          109,833   XTO Energy                                              3,733,224
                                                                        -------------
                                                                           15,300,209

     ENTERTAINMENT (3.3%)
           42,500   Gaylord Entertainment                               $   1,975,825*
           63,000   Station Casinos                                         4,183,200
            8,000   WMS Industries                                            270,853
                                                                        -------------
                                                                            6,429,878

                                       5



     FINANCIAL SERVICES (6.8%)
          100,000   CapitalSource Inc.                                      1,963,000*~
            9,000   Chicago Mercantile
                      Exchange                                              2,659,500~
           53,000   Investors Financial
                      Services                                              2,004,460
           32,750   Legg Mason                                              3,409,602~
           53,000   Moody's Corp.                                           2,382,880
           20,000   Nuveen Investments                                        752,400
                                                                        -------------
                                                                           13,171,842

     HEALTH CARE (9.0%)
           20,000   American Healthways                                       845,400*~
           55,000   C. R. Bard                                              3,658,050
           31,000   Cerner Corp.                                            2,107,070*~
           32,000   Invitrogen Corp.                                        2,665,280*~
           41,000   Omnicare, Inc.                                          1,739,630
           33,000   PacifiCare Health Systems                               2,357,850*
           56,500   Varian Medical Systems                                  2,109,145*~
           73,500   VCA Antech                                              1,782,375*
                                                                        -------------
                                                                           17,264,800

     INDUSTRIAL (6.9%)
           53,500   Danaher Corp.                                           2,800,190
           65,800   Donaldson Co.                                           1,995,714
           54,500   Fastenal Co.                                            3,338,670~
           25,500   Harman International
                      Industries                                            2,074,680
           50,000   Monster Worldwide                                       1,434,000*
           36,000   Rockwell International                                  1,753,560
                                                                        -------------
                                                                           13,396,814

     INDUSTRIAL GASES (0.9%)
           70,000   Airgas Inc.                                             1,726,900

     INTERNET (0.5%)
           35,000   McAfee Inc.                                               916,300*

     LEISURE (3.9%)
           39,500   Marriott International                                  2,694,690~
           56,000   MGM MIRAGE                                              2,216,480*~
           53,000   Royal Caribbean Cruises                                 2,563,080
                                                                        -------------
                                                                            7,474,250

     MEDICAL EQUIPMENT (4.0%)
           48,500   Kinetic Concepts                                        2,910,000*
           59,500   Kyphon Inc.                                             2,070,005*
           41,000   ResMed Inc.                                             2,705,590*
                                                                        -------------
                                                                            7,685,595

     OIL & GAS (1.7%)
           23,500   GlobalSantaFe Corp.                                       958,800
           37,500   Quicksilver Resources                                   2,397,375*~
                                                                        -------------
                                                                            3,356,175

See Notes to Schedule of Investments

     NUMBER OF SHARES                                                   MARKET VALUE+
     RETAIL (10.5%)
           35,500   Abercrombie & Fitch                                 $   2,438,850
          151,000   Coach, Inc.                                             5,069,070*
           15,500   Dick's Sporting Goods                                     598,145*
           24,500   Fortune Brands                                          2,175,600
           22,500   Michaels Stores                                           930,825
           44,500   Nordstrom, Inc.                                         3,024,665~
           70,500   PETsMART, Inc.                                          2,139,675
           21,000   Urban Outfitters                                        1,190,490*
           22,000   Whole Foods Market                                      2,602,600~
                                                                        -------------
                                                                           20,169,920

     SEMICONDUCTORS (5.3%)
           22,500   Broadcom Corp.                                            798,975*
           11,000   KLA-Tencor                                                480,700
           63,500   Marvell Technology Group                                2,415,540*~
           30,500   MEMC Electronic Materials                                 480,985*
           74,000   Microchip Technology                                    2,191,880
          120,100   Microsemi Corp.                                         2,257,880*
           70,000   National Semiconductor                                  1,542,100
                                                                        -------------
                                                                           10,168,060

     SOFTWARE (1.9%)
           45,000   Cognos, Inc.                                            1,536,300*
           55,000   Mercury Interactive                                     2,109,800*
                                                                        -------------
                                                                            3,646,100

     TECHNOLOGY (9.4%)
           85,500   Activision, Inc.                                        1,412,460*
           54,100   Autodesk, Inc.                                          1,859,417
           91,500   Cognizant Technology
                      Solutions                                             4,312,395*~
           26,500   International Rectifier                                 1,264,580*
           30,000   Lipman                                                    923,100
           36,000   Macromedia, Inc.                                        1,375,920*
          105,500   Seagate Technology                                      1,851,525
           38,500   VeriSign, Inc.                                          1,107,260*
           93,900   Zebra Technologies                                      4,111,881*
                                                                        -------------
                                                                           18,218,538

     TELECOMMUNICATIONS (4.6%)
           85,000   American Tower                                          1,786,700*~
           82,000   Leap Wireless International                             2,275,500*
          150,000   Nextel Partners                                         3,775,500*~
           16,000   NII Holdings                                            1,023,040*
                                                                        -------------
                                                                            8,860,740

     TRANSPORTATION (2.1%)
           36,500   C.H. Robinson Worldwide                                 2,124,300
           96,800   J.B. Hunt Transport
                      Services                                              1,868,240
                                                                        -------------
                                                                            3,992,540

     TOTAL COMMON STOCKS
     (COST $133,834,963)                                                  191,317,750
                                                                        -------------

     SHORT-TERM INVESTMENTS (21.9%)
      41,427,850    Neuberger Berman
                      Securities Lending
                      Quality Fund, LLC                                 $  41,427,850+++
          746,536   Neuberger Berman
                      Prime Money Fund
                      Trust Class                                             746,536@
                                                                        -------------

     TOTAL SHORT-TERM INVESTMENTS
     (COST $42,174,386)                                                    42,174,386#
                                                                        -------------

                                        7



     TOTAL INVESTMENTS (121.1%)
     (COST $176,009,349)                                                  233,492,136##
     Liabilities, less cash,
       receivables and other assets
       [(21.1%)] (40,754,022)
                                                                        -------------

     TOTAL NET ASSETS (100.0%)                                          $ 192,738,114
                                                                        -------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Growth Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $176,009,349. Gross unrealized appreciation of investments was $58,854,380 and gross unrealized depreciation of investments was $1,371,593, resulting in net unrealized appreciation of $57,482,787, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                            GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                               PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                          $   191,317,750
------------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                 42,174,386
==================================================================================================================
                                                                                                       233,492,136
     Cash                                                                                                  814,055
------------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                      44,114
------------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                      2,216,917
     Receivable for Fund shares sold                                                                         1,860
     Prepaid expenses and other assets                                                                      17,915
==================================================================================================================
TOTAL ASSETS                                                                                           236,586,997
==================================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                               41,427,850
     Payable for securities purchased                                                                    1,963,746
     Payable for Fund shares redeemed                                                                      298,358
------------------------------------------------------------------------------------------------------------------
     Payable to investment manager-net (Notes A & B)                                                        84,206
------------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                      45,960
     Accrued expenses and other payables                                                                    28,763
==================================================================================================================
TOTAL LIABILITIES                                                                                       43,848,883
==================================================================================================================
NET ASSETS AT VALUE                                                                                $   192,738,114
==================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                               $   412,247,952
     Undistributed net investment income (loss)                                                           (531,482)
------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                           (276,461,179)
     Net unrealized appreciation (depreciation) in value of investments                                 57,482,823
==================================================================================================================
NET ASSETS AT VALUE                                                                                $   192,738,114
==================================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                       15,581,311
==================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                           $         12.37
==================================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                               $    39,934,745
==================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                          $   133,834,963
     Affiliated issuers                                                                                 42,174,386
==================================================================================================================
TOTAL COST OF INVESTMENTS                                                                          $   176,009,349
==================================================================================================================

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                            GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                               PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                                               $       355,376
Income from securities loaned-affiliated issuer (Note F)                                                    37,192
------------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                                       5,233
Foreign taxes withheld                                                                                      (1,070)
==================================================================================================================
Total income                                                                                               396,731
==================================================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                                                    530,091
Administration fee (Note B)                                                                                289,141
------------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                  19,943
Custodian fees (Note B)                                                                                     51,806
------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                            3,339
Legal fees                                                                                                  21,525
------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                          7,085
Trustees' fees and expenses                                                                                 12,762
------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                4,342
==================================================================================================================
Total expenses                                                                                             940,034
Investment management fee waived (Note A)                                                                     (159)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)            (11,662)
==================================================================================================================
Total net expenses                                                                                         928,213
==================================================================================================================
Net investment income (loss)                                                                              (531,482)
==================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                                            7,877,773
       -----------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                         58
       -----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                               (4,387,965)
       -----------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                         (8)
       ===========================================================================================================
Net gain (loss) on investments                                                                           3,489,858
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    $     2,958,376
==================================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     GROWTH PORTFOLIO
                                                                            ----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                       SIX MONTHS
                                                                                      ENDED               YEAR
                                                                                   JUNE 30,              ENDED
                                                                                       2005       DECEMBER 31,

(UNAUDITED) 2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                $      (531,482)   $    (1,041,745)
Net realized gain (loss) on investments                                           7,877,831         15,038,319
--------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments              (4,387,973)        17,202,489
==============================================================================================================
Net increase (decrease) in net assets resulting from operations                   2,958,376         31,199,063
==============================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                         2,821,134          8,526,677
Payments for shares redeemed                                                    (21,179,941)       (46,456,630)
==============================================================================================================
Net increase (decrease) from Fund share transactions                            (18,358,807)       (37,929,953)
==============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                           (15,400,431)        (6,730,890)
NET ASSETS:
Beginning of period                                                             208,138,545        214,869,435
==============================================================================================================
End of period                                                               $   192,738,114    $   208,138,545
==============================================================================================================
Undistributed net investment income (loss) at end of period                 $      (531,482)   $            --
==============================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Growth Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2005 was $925.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                        UNDISTRIBUTED            UNREALIZED                 LOSS
                             ORDINARY          APPRECIATION        CARRYFORWARDS
                        INCOME (LOSS)        (DEPRECIATION)        AND DEFERRALS                 TOTAL
                                 $ --          $ 61,557,990      $  (284,026,204)      $  (222,468,214)

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                                    EXPIRING IN:
                                                                            2009              2010
                                                                   $ 213,906,407      $ 70,119,797

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $2,016 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $159. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $5,233 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, the Fund has no contingent liability to Management under this agreement.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $11,548.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $114.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $55,273,599 and $77,581,636, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $183,081, of which Neuberger received $200, Lehman received $33,207, and other brokers received $149,674.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                                  FOR THE SIX MONTHS ENDED JUNE 30,        FOR THE YEAR ENDED DECEMBER 31,
                                                               2005                                   2004
          SHARES SOLD                                       236,369                                794,788
          SHARES REDEEMED                                (1,783,984)                            (4,284,573)
                                                         ----------                             ----------

          TOTAL                                          (1,547,615)                            (3,489,785)
                                                         ==========                             ==========

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                                     INCOME FROM
                                                                                                                     INVESTMENTS
                                      BALANCE OF                                      BALANCE OF                              IN
                                          SHARES                           GROSS          SHARES                      AFFILIATED
                                            HELD           GROSS           SALES            HELD           VALUE         ISSUERS
                                    DECEMBER 31,       PURCHASES             AND        JUNE 30,        JUNE 30,     INCLUDED IN
          NAME OF ISSUER                    2004   AND ADDITIONS      REDUCTIONS            2005            2005    TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**         39,393,450     813,621,600     811,587,200      41,427,850   $  41,427,850   $      37,192

          Neuberger Berman
          Prime Money Fund
          Trust Class***                       1      20,482,245      19,735,710         746,536         746,536           5,233
                                                                                                   -------------   -------------
          TOTAL                                                                                    $  42,174,386   $      42,425
                                                                                                   =============   =============

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Growth Portfolio~

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

                                                SIX MONTHS ENDED
                                                        JUNE 30,                        YEAR ENDED DECEMBER 31,
                                                ----------------      ------------------------------------------------------------
                                                            2005           2004         2003         2002        2001         2000
                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                   $   12.15      $   10.42    $    7.93    $   11.52   $   30.65    $   37.27
                                                       ---------      ---------    ---------    ---------   ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                (.03)          (.06)        (.05)        (.06)       (.07)        (.17)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                            .25           1.79         2.54        (3.53)      (7.41)       (3.16)
                                                       ---------      ---------    ---------    ---------   ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                             .22           1.73         2.49        (3.59)      (7.48)       (3.33)
                                                       ---------      ---------    ---------    ---------   ---------    ---------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                             --             --           --           --      (11.65)       (3.29)
                                                       ---------      ---------    ---------    ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD                         $   12.37      $   12.15    $   10.42    $    7.93   $   11.52    $   30.65
                                                       ---------      ---------    ---------    ---------   ---------    ---------
TOTAL RETURN++                                             +1.81%**      +16.60%      +31.40%      -31.16%     -30.36%      -11.66%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                $   192.7      $   208.1    $   214.9    $   185.8   $   356.2    $   640.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#               .98%*          .96%         .94%         .96%        .89%         .90%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  .96%*^         .94%^        .93%^        .96%        .89%         .90%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                       (.55%)*        (.51%)       (.58%)       (.65%)      (.50%)       (.45%)
PORTFOLIO TURNOVER RATE                                       28%**          83%         149%          97%         91%         125%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Growth Portfolio

~ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

^ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:


                                   SIX MONTHS ENDED
                                           JUNE 30,      YEAR ENDED DECEMBER 31,
                                               2005        2004         2003

                                               0.96%       0.94%        0.93%


*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]

A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2005

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

GUARDIAN PORTFOLIO

B0733 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

GUARDIAN PORTFOLIO Manager's Commentary

     Corporate earnings continued to be impressive in the first half of 2005, but stocks were unable to make much progress in the face of ongoing Federal Reserve tightening and skyrocketing energy prices. For the period, the Neuberger Berman AMT Guardian Portfolio declined slightly, roughly in line with the S&P 500 Index but behind the Russell 1000 Value Index, which posted a modest gain.

     With the exception of fourth quarter 2004, the stock market has generally moved sideways over the past 18 months. Despite the market's apparent calm, however, we have experienced relatively high stock price volatility within and between different market sectors. Volatility translates into both risk and opportunity. For example, when growth in global oil inventories began to accelerate in mid-2004, we saw increased risk in the Energy sector. In response, we began trimming and, by the start of this year, had gone from an overweight to neutral weighting. Although this decision penalized relative returns in the short run, it was consistent with our commitment to risk management. Conversely, downside price volatility in the Retail and Auto sectors presented us with the opportunity to establish positions in Costco Wholesale and Toyota Motor Corp., two of the highest-quality companies in their respective industries, at very attractive valuations.

     Despite our reduced allocation in Energy, our holdings in the group still had the most positive impact on returns of any sector during the six-month reporting period. Newfield Exploration was our best performing stock and BP PLC also appeared on our top-ten list. Our Health Care investments, most notably long-term holdings UnitedHealth Group and Quest Diagnostics, continued to excel. In addition to benefiting from favorable long-term demographics in the health care industry, these two companies continue to distinguish themselves from the competition through the effective execution of well conceived business strategies. We only owned one Materials stock, but a solid gain in Praxair produced a positive return for the portfolio in the stock market's worst performing sector. Praxair is a global leader in industrial gases. Because many of the processes it has developed enhance the energy efficiency of its customers, Praxair has been an indirect beneficiary of rising energy costs.

     Our Financial sector investments disappointed on an absolute- and relative-return basis. Anticipating that longer-term interest rates would follow short-term rates higher as the Fed tightened, beginning in 2003, we rotated out of financial companies whose profits are driven by interest rate spreads (banks) and into premium-based businesses, most notably property and casualty insurers. Unfortunately, this group was uniformly pressured by New York State Attorney General Spitzer's investigation into industry business practices.

     Our returns in the Information Technology sector were decidedly mixed. We were hurt by the performance of leading semiconductor testing equipment manufacturer Teradyne, a victim of a semiconductor component inventory imbalance that developed as the economy slowed in the second half of 2004. That surplus has now been worked off and, as semiconductor output increases, demand for Teradyne's testing equipment should recover quickly. Conversely, semiconductor manufacturer Texas Instruments was a leading performer as its business was one of the first to recover from the same inventory cycle.

     Our interest in quality and valuation has recently led us to establish a position in Toyota. The company enjoys the benefits of lean and flexible manufacturing capability and maintains a commitment to continuous improvement. Toyota's manufacturing strategy differs from traditional mass production approaches used by competitors in that its factories are capable of building multiple car models. This allows Toyota to quickly cut back production of models that aren't selling and increase production of models in highest demand, translating into less discounting and higher profit margins.

     Toyota continually puts profits back into research and development -- one of the reasons it has taken the lead in hybrid automobile technology, which in the years ahead could be among the fastest growing auto segments. With an 11.5% global market share, Toyota is already one of the giants of the industry. It has achieved this enviable position with limited penetration in Europe, where over the next five years we expect it to gain meaningful share. We have long recognized Toyota as one of the highest-quality companies in the auto business, but until recently, it did not pass our valuation hurdles. However, when Toyota stock fell to ten-year valuation lows, it qualified as our kind of bargain.

     In closing, while there are many economic crosscurrents, corporate earnings continue to expand and balance sheets are generally strong. Against the backdrop of a relatively flat equity market, we see opportunity and continue to devote our time and energy to building a diversified portfolio of companies that combine high quality with value -- in our opinion, the kind of portfolio capable of producing superior long-term returns.

     Sincerely,

                               /s/ Arthur Moretti
                                 ARTHUR MORETTI
                                PORTFOLIO MANAGER

     AMT GUARDIAN PORTFOLIO
     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)

     Automotive                                                           2.5%
     Banking & Financial                                                  4.1
     Business Services                                                    1.2
     Consumer Cyclicals                                                   5.1
     Defense                                                              3.6
     Diversified                                                          3.3
     Energy                                                               2.4
     Financial Services                                                   7.3
     Health Products & Services                                           6.2
     Industrial Gases                                                     3.0
     Insurance                                                            4.2
     Media                                                               10.7
     Oil & Gas                                                            4.4
     Oil Services                                                         0.5%
     Pharmaceutical                                                       5.6
     Real Estate                                                          4.0
     Technology                                                           6.1
     Technology-Semiconductor                                             8.2
     Technology-Semiconductor Capital Equipment                           2.6
     Telecommunications                                                   3.3
     Transportation                                                       3.4
     Utilities                                                            3.1
     Waste Management                                                     3.2
     Short-Term Investments                                               9.4
     Liabilities, less cash, receivables and other assets                (7.4)

ENDNOTES

     1. For Class I, -0.87% was the cumulative total return for the 6-month period, 10.16%, 1.33% and 7.69% were the average annual total returns for the 1-year, 5- year and since inception (11/03/97) periods ended June 30, 2005. For Class S, -1.05% was the cumulative total return for the 6-month period, 9.79%, 1.17% and 7.58% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2005. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R)Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          The composition, industries and holdings of the Portfolio are subject to change.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                             ACTUAL EXPENSES: The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
                                               "Expenses Paid During the Period"
                                               to estimate the expenses you paid
                                               over the period.

HYPOTHETICAL                                   EXAMPLE FOR COMPARISON PURPOSES:
                                               The second section of the table
                                               provides information about
                                               hypothetical account values and
                                               hypothetical expenses based on
                                               the Fund's actual expense ratio
                                               and an assumed rate of return at
                                               5% per year before expenses. This
                                               return is not the Fund's actual
                                               return. The hypothetical account
                                               values and expenses may not be
                                               used to estimate the actual
                                               ending account balance or
                                               expenses you paid for the period.
                                               You may use this information to
                                               compare the ongoing costs of
                                               investing in this Fund versus
                                               other funds. To do so, compare
                                               the expenses shown in this 5%
                                               hypothetical example with the 5%
                                               hypothetical examples that appear
                                               in the shareholder reports of
                                               other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

                 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

                                    BEGINNING               ENDING           EXPENSES PAID
                 ACTUAL         ACCOUNT VALUE        ACCOUNT VALUE      DURING THE PERIOD*
                 CLASS I              $ 1,000           $   991.30                  $ 4.89
                 CLASS S              $ 1,000           $   989.50                  $ 6.12

                 HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

                 CLASS I              $ 1,000           $ 1,019.89                  $ 4.96
                 CLASS S              $ 1,000           $ 1,018.65                  $ 6.21

             * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

            ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Guardian Portfolio

NUMBER OF SHARES                                                 MARKET VALUE +

COMMON STOCKS (98.0%)

AUTOMOTIVE (2.5%)
    57,150   Toyota Motor Corp. ADR                            $     4,085,654

BANKING & FINANCIAL (4.1%)
   136,200   State Street                                            6,571,650

BUSINESS SERVICES (1.2%)
    48,500   Manpower Inc.                                           1,929,330

CONSUMER CYCLICALS (5.1%)
    75,900   Costco Wholesale                                        3,401,838
    87,900   Target Corp.                                            4,782,639^
                                                               ---------------
                                                                     8,184,477

DEFENSE (3.6%)
    75,550   L-3 Communications Holdings                             5,785,619

DIVERSIFIED (3.3%)
   102,750   Danaher Corp.                                           5,377,935^

ENERGY (2.4%)
    58,150   BP PLC ADR                                              3,627,397
     5,700   ChevronTexaco Corp.                                       318,744
                                                               ---------------
                                                                     3,946,141

FINANCIAL SERVICES (7.3%)
    17,300   Ambac Financial Group                                   1,206,848
   119,700   Citigroup Inc.                                          5,533,731
    49,400   Goldman Sachs                                           5,039,788
                                                               ---------------
                                                                    11,780,367

HEALTH PRODUCTS & SERVICES (6.2%)
    91,800   Quest Diagnostics                                       4,890,186
    99,700   UnitedHealth Group                                      5,198,358
                                                               ---------------
                                                                    10,088,544

INDUSTRIAL GASES (3.0%)
   103,900   Praxair, Inc.                                           4,841,740

INSURANCE (4.2%)
   208,100   Willis Group Holdings                                   6,809,032

MEDIA (10.7%)
    91,150   Comcast Corp. Class A Special                           2,729,942*
   151,421   Liberty Global                                          7,066,818*
   739,356   Liberty Media                                           7,534,038*
                                                               ---------------
                                                                    17,330,798

OIL & GAS (4.4%)
    22,900   Cimarex Energy                                            891,039*
   154,800   Newfield Exploration                                    6,174,972*
                                                               ---------------
                                                                     7,066,011

OIL SERVICES (0.5%)
    11,400   Schlumberger Ltd.                                         865,716

PHARMACEUTICAL (5.6%)
    60,300   Millipore Corp.                                         3,420,819*
   117,150   Novartis AG ADR                                         5,557,596
                                                               ---------------
                                                                     8,978,415

REAL ESTATE (4.0%)
    74,950   AMB Property                                      $     3,255,078
    88,900   Equity Residential                                      3,273,298
                                                               ---------------
                                                                     6,528,376

TECHNOLOGY (6.1%)
   126,650   Dell Inc.                                               5,003,941*
   231,650   National Instruments                                    4,910,980
                                                               ---------------
                                                                     9,914,921

TECHNOLOGY-SEMICONDUCTOR (8.2%)
   331,900   Altera Corp.                                            6,578,258*
   240,900   Texas Instruments                                       6,762,063^
                                                               ---------------
                                                                    13,340,321

TECHNOLOGY-SEMICONDUCTOR CAPITAL EQUIPMENT (2.6%)
   352,100   Teradyne, Inc.                                          4,214,637*

TELECOMMUNICATIONS (3.3%)
   216,900   Vodafone Group ADR                                      5,275,008

TRANSPORTATION (3.4%)
    95,850   Canadian National Railway                               5,525,753

UTILITIES (3.1%)
   488,600   National Grid Transco                                   4,738,825
     6,300   National Grid Transco ADR                                 307,251
                                                               ---------------
                                                                     5,046,076

WASTE MANAGEMENT (3.2%)
    95,000   Republic Services                                       3,420,950
    63,950   Waste Management                                        1,812,343
                                                               ---------------
                                                                     5,233,293

TOTAL COMMON STOCKS
(COST $119,707,363)                                                158,719,814
                                                               ---------------

SHORT-TERM INVESTMENTS (9.4%)
12,877,200   Neuberger Berman
               Securities Lending
               Quality Fund, LLC                                    12,877,200++
 2,321,256   Neuberger Berman
               Prime Money Fund
               Trust Class                                           2,321,256@
                                                               ---------------

TOTAL SHORT-TERM INVESTMENTS
(COST $15,198,456)                                                  15,198,456#
                                                               ---------------
TOTAL INVESTMENTS (107.4%)
(COST $134,905,819)                                                173,918,270##
Liabilities, less cash, receivables
  and other assets [(7.4%)]                                        (11,994,175)
                                                               ---------------
TOTAL NET ASSETS (100.0%)                                      $   161,924,095
                                                               ---------------


See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Guardian Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $134,905,819. Gross unrealized appreciation of investments was $41,074,094 and gross unrealized depreciation of investments was $2,061,643, resulting in net unrealized appreciation of $39,012,451, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                            PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+(NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $ 158,719,814
---------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                              15,198,456
===============================================================================================================
                                                                                                    173,918,270
     Foreign currency                                                                                        27
---------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                  370,092
     Receivable for securities sold                                                                   1,304,184
---------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                     18,436
     Prepaid expenses and other assets                                                                    8,157
===============================================================================================================
TOTAL ASSETS                                                                                        175,619,166
===============================================================================================================

LIABILITIES
     Payable for collateral on securities loaned (Note A)                                            12,877,200
     Payable for securities purchased                                                                   625,149
---------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                    44,796
     Payable to investment manager--net (Notes A & B)                                                    72,135
---------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                   39,491
     Accrued expenses and other payables                                                                 36,300
===============================================================================================================
TOTAL LIABILITIES                                                                                    13,695,071
===============================================================================================================

NET ASSETS AT VALUE                                                                               $ 161,924,095
===============================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $ 159,749,104
     Undistributed net investment income (loss)                                                         647,797
     ----------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                         (37,482,289)
     Net unrealized appreciation (depreciation) in value of investments                              39,009,483
     ==========================================================================================================

NET ASSETS AT VALUE                                                                               $ 161,924,095
===============================================================================================================

NET ASSETS
     Class I                                                                                      $ 161,599,620
     Class S                                                                                            324,475
     ----------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Class I                                                                                         10,083,906
     Class S                                                                                             20,238
     ----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Class I                                                                                      $       16.03
     Class S                                                                                              16.03
     ----------------------------------------------------------------------------------------------------------

+SECURITIES ON LOAN, AT MARKET VALUE                                                              $  12,481,597
===============================================================================================================

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $ 119,707,363
     Affiliated issuers                                                                              15,198,456
     ----------------------------------------------------------------------------------------------------------

TOTAL COST OF INVESTMENTS                                                                         $ 134,905,819
===============================================================================================================

TOTAL COST OF FOREIGN CURRENCY                                                                    $          28
===============================================================================================================

See Notes to Financial Statements

                              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE
                                      SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                       GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                             $   1,062,877
Interest Income--unaffiliated issuers                                                                        28
---------------------------------------------------------------------------------------------------------------
Income from securities loaned--affiliated issuer (Note F)                                                12,397
Income from investments in affiliated issuers (Note F)                                                   36,334
---------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                                  (54,789)
===============================================================================================================
Total income                                                                                          1,056,847
===============================================================================================================
EXPENSES:

Investment management fee (Notes A & B) 455,589 Administration fee (Note B):
     Class I                                                                                            248,057
     Class S                                                                                                446
     ----------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
     Class S                                                                                                372
     ----------------------------------------------------------------------------------------------------------
Audit fees                                                                                               19,943
Custodian fees (Note B)                                                                                  51,709
---------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                         2,836
Legal fees                                                                                               18,172
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       8,669
Trustees' fees and expenses                                                                              12,748
---------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                             3,745
===============================================================================================================
Total expenses                                                                                          822,286
Investment management fee waived (Note A)                                                                (1,180)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)          (3,641)
===============================================================================================================
Total net expenses                                                                                      817,465
===============================================================================================================
Net investment income (loss)                                                                            239,382
===============================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
     Sales of investment securities of unaffiliated issuers                                           8,690,267
     ----------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                       (86)
     ----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                             (10,600,807)
     ----------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                    (2,582)
     ==========================================================================================================
Net gain (loss) on investments                                                                       (1,913,208)
===============================================================================================================
Net increase (decrease) in net assets resulting from operations                                   $  (1,673,826)
===============================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                            GUARDIAN PORTFOLIO
                                                                      ------------------------------
                                                                         SIX MONTHS
                                                                              ENDED             YEAR
                                                                           JUNE 30,            ENDED
                                                                               2005     DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                              (UNAUDITED)             2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $     239,382    $     410,846
Net realized gain (loss) on investments                                   8,690,181       10,562,557
----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments     (10,603,389)      13,245,052
====================================================================================================
Net increase (decrease) in net assets resulting from operations          (1,673,826)      24,218,455
====================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
       Class I                                                                   --         (201,368)
       =============================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
       Class I                                                            5,998,754       21,432,013
       ---------------------------------------------------------------------------------------------
       Class S                                                               45,022          120,664
Proceeds from reinvestment of dividends and distributions:
       Class I                                                                   --          201,368
Payments for shares redeemed:
       Class I                                                          (20,023,831)     (37,552,627)
       Class S                                                               (5,799)         (14,269)
       =============================================================================================
Net increase (decrease) from Fund share transactions                    (13,985,854)     (15,812,851)
====================================================================================================

NET INCREASE (DECREASE) IN NET ASSETS                                   (15,659,680)       8,204,236

NET ASSETS:
Beginning of period                                                     177,583,775      169,379,539
====================================================================================================
End of period                                                         $ 161,924,095    $ 177,583,775
====================================================================================================
Undistributed net investment income (loss) at end of period           $     647,797    $     408,415
====================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Guardian Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

            DISTRIBUTIONS PAID FROM:

                                        ORDINARY INCOME                                TOTAL
                                     2004                  2003                 2004                 2003
                                $ 201,368           $ 1,313,998            $ 201,368          $ 1,313,998

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                                     UNREALIZED                 LOSS
                            UNDISTRIBUTED          APPRECIATION        CARRYFORWARDS
                          ORDINARY INCOME        (DEPRECIATION)        AND DEFERRALS                TOTAL
                                $ 408,415          $ 49,232,846        $ (45,792,444)         $ 3,848,817

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, return of capital distributions from real estate investment trusts, and post-October losses.

          Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the fund elected to defer $341,556 net capital losses arising between November 1, 2004 and December 31, 2004.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                               EXPIRING IN:
                                                                       2009            2010          2011
                                                                  $ 852,650    $ 39,047,105   $ 5,551,133

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

     9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Funds' lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $17,228 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $1,180. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $36,334 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund's Class I.

          For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2011 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under these agreements. At June 30, 2005, the Fund's Class I and Class S shares have no contingent liability to Management under these agreements.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $3,576.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement, was a reduction of expenses of $65.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $21,161,176 and $32,311,873, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $53,815, of which Neuberger received $0, Lehman received $10,265 and other brokers received $43,550.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

          FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                                     SHARES ISSUED ON
                                                                      REINVESTMENT OF
                                                                        DIVIDENDS AND         SHARES
                                                        SHARE SOLD      DISTRIBUTIONS       REDEEMED          TOTAL
          Class I                                          381,548                 --     (1,261,667)      (880,119)
          Class S                                            2,847                 --           (368)         2,479

          FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                     SHARES ISSUED ON
                                                                      REINVESTMENT OF
                                                                        DIVIDENDS AND         SHARES
                                                        SHARE SOLD      DISTRIBUTIONS       REDEEMED          TOTAL
          Class I                                        1,465,738             13,945     (2,616,915)    (1,137,232)
          Class S                                            8,295                 --           (973)         7,322

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                           INCOME FROM
                                                                                                           INVESTMENTS
                                   BALANCE OF                                  BALANCE OF                           IN
                                       SHARES                         GROSS        SHARES                   AFFILIATED
                                         HELD           GROSS         SALES          HELD         VALUE        ISSUERS
                                 DECEMBER 31,       PURCHASES           AND      JUNE 30,      JUNE 30,    INCLUDED IN
          NAME OF ISSUER                 2004   AND ADDITIONS    REDUCTIONS          2005          2005   TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC **     12,113,700     305,109,226   304,345,726    12,877,200  $ 12,877,200   $     12,397

          Neuberger Berman
          Prime Money Fund
          Trust Class***            5,483,289      23,120,984    26,283,017     2,321,256     2,321,256         36,334
                                                                                           ------------   ------------

          TOTAL                                                                            $ 15,198,456   $     48,731
                                                                                           ============   ============

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

CLASS I+

                                                       SIX MONTHS ENDED
                                                               JUNE 30,                    YEAR ENDED DECEMBER 31,
                                                       ----------------   ----------------------------------------------------
                                                                   2005       2004       2003       2002       2001       2000
                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.17    $  13.98   $  10.70    $  14.64   $  15.93   $  15.85
                                                               --------    --------   --------    --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                        .02         .04        .03         .10        .11        .09
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                  (.16)       2.17       3.36       (3.95)      (.33)       .08@@
                                                               --------    --------   --------    --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                                   (.14)       2.21       3.39       (3.85)      (.22)       .17
                                                               --------    --------   --------    --------   --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                --        (.02)      (.11)       (.09)      (.07)      (.09)
NET CAPITAL GAINS                                                    --          --         --          --      (1.00)        --
                                                               --------    --------   --------    --------   --------   --------
TOTAL DISTRIBUTIONS                                                  --        (.02)      (.11)       (.09)     (1.07)      (.09)
                                                               --------    --------   --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                                 $  16.03    $  16.17   $  13.98    $  10.70   $  14.64   $  15.93
                                                               --------    --------   --------    --------   --------   --------
TOTAL RETURN++                                                    -0.87%**   +15.81%    +31.76%     -26.45%     -1.51%     +1.13%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                        $  161.6    $  177.3   $  169.2    $  140.3   $  190.8   $  131.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                      .99%*       .98%       .97%        .98%       .99%      1.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS ~                       .99%*       .97%       .97%        .98%       .99%      1.00%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                       .29%*       .25%       .25%        .81%       .74%       .57%
PORTFOLIO TURNOVER RATE                                              13%**       24%        58%        147%        79%       124%

CLASS S

                                                                                                                    PERIOD FROM
                                                                  SIX MONTHS ENDED                              AUGUST 2, 2002^
                                                                          JUNE 30,    YEAR ENDED DECEMBER 31,   TO DECEMBER 31,
                                                                  ----------------    -----------------------   ---------------
                                                                              2005        2004         2003                2002
                                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   16.20    $  14.02     $  10.69            $  11.23
                                                                         ---------    --------     --------            --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                                   .01         .00          .00                 .03
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                             (.18)       2.18         3.35                (.57)
                                                                         ---------    --------     --------            --------
TOTAL FROM INVESTMENT OPERATIONS                                              (.17)       2.18         3.35                (.54)
                                                                         ---------    --------     --------            --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                           --          --         (.02)                 --
NET CAPITAL GAINS                                                               --          --           --                  --
                                                                         ---------    --------     --------            --------
TOTAL DISTRIBUTIONS                                                             --          --         (.02)                 --
                                                                         ---------    --------     --------            --------
NET ASSET VALUE, END OF PERIOD                                           $   16.03    $  16.20     $  14.02            $  10.69
                                                                         ---------    --------     --------            --------
TOTAL RETURN++                                                               -1.05%**   +15.55%      +31.39%              -4.81%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $     0.3    $    0.3     $    0.1            $    0.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                1.24%*      1.23%        1.22%               1.24%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS ~                                 1.24%*      1.22%        1.22%               1.24%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                                  .07%*       .03%         .02%                .63%*
PORTFOLIO TURNOVER RATE                                                         13%**       24%          58%                147%^^

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Guardian Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Guardian Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not waived/recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                         YEAR ENDED DECEMBER 31,
                                                        2001                 2000
     GUARDIAN PORTFOLIO CLASS I                          .97%                 .99%

     After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                       SIX MONTHS      YEAR ENDED      YEAR ENDED
                                   ENDED JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                             2005            2004            2003
     GUARDIAN PORTFOLIO CLASS I               .99%            .97%            .98%
     GUARDIAN PORTFOLIO CLASS S              1.24%           1.22%           1.22%

^ The date investment operations commenced.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

@@ The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of class shares in relation to fluctuating market values for the Fund.

^^ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


HIGH INCOME BOND PORTFOLIO


F0323  08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

HIGH INCOME BOND PORTFOLIO Manager's Commentary

   For the six months ending June 30, 2005, the Neuberger Berman AMT High Income Bond Portfolio posted a slightly positive return, trailing both the Lehman Brothers Intermediate Ba U.S. High Yield Index and the Lipper High Current Yield Fund Index.

   The high-yield segment of the bond market ended calendar 2004 on a reasonably strong note and held onto that strength until March of this year. In mid-February of 2005, the Treasury market began to more seriously consider inflation and interest rate risks, with the 10-Year Treasury moving from a yield range of 4.0%-4.2% out to 4.6% in the wake of Federal Reserve Chairman Alan Greenspan's comment that he found the low rates on long-term bonds a "conundrum." Concerned investors began to fear that he might seek to push interest rates up more rapidly than expected. This movement was mostly absorbed by spread narrowing in the high-yield market.

   In mid-March, General Motors revised expectations of cash flows from $2 billion to negative $2 billion, an announcement that focused investors on credit risk and accelerated expectations for a ratings downgrade of GM. Auto and auto-related sectors were hit particularly hard, but tight spreads generally were increasingly viewed as inadequately pricing the risk in the marketplace. As a result, high-yield spreads widened by about 125-135 basis points between the end of February and the end of April 2005, both because absolute yields began to rise, and because investors fled to the relative safety of U.S. Treasuries, pushing Treasury yields back to the 4.0%-4.2% range, where they remain at the time of this writing.

   In early May, Standard & Poor's rating agency downgraded GM and Ford corporate debt to non-investment grade status, out of concern that the managerial strategies of the top U.S. auto makers might prove ineffective in addressing mounting competitive challenges. Fitch downgraded GM to high-yield status, pushing GM into the high-yield indices, but left Ford investment grade. Moody's still rates the debt of both companies as investment grade, but is reviewing them for a possible further downgrade. The ratings affect the issuer's status in the various high-yield indexes, with each index using different methodologies for inclusion. GM now makes up more than 6% of the high-yield corporate bond market, and will significantly affect the performance and characteristics of the high-yield indexes in which it is included.

   The recent success of GM's Friends and Family incentive program has been a short-term positive for the company from a volume and market share perspective, but we believe its long-term impact remains suspect. Our feeling on the auto sector overall is skepticism; we expect to see continued volatility in this area, with a general downward trend over time. In the meantime, the uncertainty surrounding the sector may provide some meaningful trading opportunities.

   The new issue market remained fairly strong throughout the reporting period, although the nature of the new issues has changed. Generally speaking, we are seeing fewer, but larger, offerings from higher quality issues than last year, when there was more issuance from lower quality creditors, in greater volume. The overall affect on new issues has been marginal. Default rates have continued to decline, but we expect to see an up-tick in the next two years, reflecting the increased proportion of lower quality issuers that came to market in 2004.

   Given this period's news, autos and auto parts issues were quite volatile. They were among the worst performing sectors in high yield early in the period, but pulled off a significant recovery in June. Airlines continued to be hurt by high fuel prices, and the homebuilding sector's longer maturity bonds underperformed in the wake of the

   Fed's ongoing interest rate increases. Continued high oil prices and concern that they will be an ongoing drag on economic growth negatively affected related areas of the market.

   The yield curve has flattened considerably since December, with the Fed publicly pondering the lack of upward movement on long-term bond rates. Clearly, investors are not being compensated for taking on longer term risk. Similarly, investors are not being compensated for taking on greater credit risk, as spreads on BB bonds are trading much closer to their historical averages than lower rated bonds. As such, we continue to believe that a conservative approach, both in terms of duration and credit quality, within the high-yield space, is the best strategy going forward.

   In this environment, our strategy is to stay relatively short and vigilant regarding issuer quality. Therefore, we are maintaining a relatively short duration and maturity stance and are continuing to pare back the number of issuers in the portfolio. As of June 30, 2005, the portfolio's average duration and weighted average maturity were 4.1 years and 6.3 years, respectively.

   Despite the "holding pattern" we find ourselves in, we are maintaining an optimistic, but cautious, outlook for the high-yield market and for the portfolio. We believe that the recent environment provided an opportunity for reallocation and that the future will hold further opportunities for value within the market. We exited select issues at what we considered to be acceptable price levels and opportunistically acquired bonds we believed were temporarily mispriced relative to our estimation of their total return potential.

   Sincerely,

                               /s/ Wayne C. Plewniak

                                  WAYNE PLEWNIAK
                                 PORTFOLIO MANAGER

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency                0.0%
AA                                              0.0
A                                               0.0
BBB                                             0.0
BB                                             65.6
B                                              34.4
CCC                                             0.0%
CC                                              0.0
C                                               0.0
D                                               0.0
Not Rated                                       0.0
Short Term                                      0.0

ENDNOTES

     1. 0.20% and 2.64% were the cumulative total returns for the 6-month and since inception (09/15/04) periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

     2. Lehman Brothers Intermediate Ba U.S. High Yield Bond Index is an unmanaged index comprised of BB rated bonds with maturities of less than 10 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of those indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described indices.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                  ACTUAL EXPENSES:   The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses
                                                     Paid During the Period" to estimate the expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the
                                                     Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return.
                                                     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the
                                                     5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST HIGH INCOME BOND PORTFOLIO

                                                                 BEGINNING             ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE    DURING THE PERIOD*
          ACTUAL

          CLASS S                                                  $ 1,000         $ 1,002.00                $ 5.61

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS S                                                  $ 1,000         $ 1,019.19                $ 5.66

     * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

    ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS High Income Bond Portfolio

     PRINCIPAL AMOUNT                                                                    RATING          MARKET VALUE ^
                                                                                  MOODY'S       S&P
     CORPORATE DEBT SECURITIES (91.5%)
     $ 125,000 Abitibi-Consolidated Inc., Notes, 8.55%, due 8/1/10                  Ba3         BB-        $  130,312
       100,000 Allied Waste North America, Inc., Guaranteed Senior Secured
               Notes, Ser. B, 9.25%, due 9/1/12                                     B2          BB-           108,000
       125,000 Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                        B1          BB            131,875
       125,000 Case New Holland, Inc., Senior Notes, 6.00%, due 6/1/09              Ba3         BB-           120,000*
       125,000 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09         B1          BB-           126,563
       125,000 Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14                     Ba3         B+            120,625
        75,000 Fisher Scientific International, Inc., Senior Subordinated Notes,
               6.13%, due 7/1/15                                                    Ba3         BB+            75,000*
      100,000  Georgia Gulf Corp., Senior Notes, 7.13%, due 12/15/13                Ba3         BB-           104,375
        75,000 HCA, Inc., Notes, 5.50%, due 12/1/09                                 Ba2         BB+            75,222
       125,000 L-3 Communications Corp., Guaranteed Senior Subordinated
               Notes, 7.63%, due 6/15/12                                            Ba3         BB+           133,125
       125,000 Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13               Ba3          B            131,875
       125,000 Lyondell Chemical Co., Guaranteed Senior Notes, 10.50%,
               due 6/1/13                                                           B1          BB-           142,969
       125,000 MGM Mirage, Inc., Senior Notes, 6.00%, due 10/1/09                   Ba2         BB            125,625
       125,000 Nalco Co., Senior Notes, 7.75%, due 11/15/11                         B2          B-            133,125
       125,000 Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                      Ba2         BB+           125,313
       100,000 Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
               8.63%, due 6/15/11                                                   Ba3         BB-           103,125
       125,000 Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%,
               due 5/15/13                                                          B2           B            135,781
       125,000 Salem Communications Holding Corp., Guaranteed Senior
               Subordinated Notes, 7.75%, due 12/15/10                              B2          B-            130,000
       125,000 Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11              Ba2         BB            131,562
       125,000 Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13                B1          BB-           123,750*
       100,000 Tembec Industries, Inc., Guaranteed Senior Unsecured Notes,
               8.50%, due 2/1/11                                                    B3           B             77,250
        75,000 Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11            Ba2         BB+            80,625
        75,000 TXU Corp., Notes, 4.80%, due 11/15/09                                Ba1         BB+            73,633*
        50,000 Valmont Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/14        Ba3         B+             50,000
       125,000 Ventas Realty LP/CAP Corp., Senior Notes, 6.75%, due 6/1/10          Ba3         BB            129,694*
       125,000 Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12             Ba3         BB-           135,625
       125,000 Warner Music Group, Senior Subordinated Notes, 7.38%,
               due 4/15/14                                                          B3          B-            126,250
                                                                                                           ----------
               TOTAL CORPORATE DEBT SECURITIES (COST $3,135,552)                                            3,081,299
                                                                                                           ----------

     CONVERTIBLE BONDS (7.1%)
       125,000 Fairchild Semiconductor, Inc., Senior Subordinated Notes,
               5.00%, due 11/1/08                                                               B             121,719
       125,000 Nortel Networks Corp., Notes, 4.25%, due 9/1/08                      B3          B-            116,562
                                                                                                           ----------
               TOTAL CONVERTIBLE BONDS (COST $244,970)                                                        238,281
                                                                                                           ----------

               TOTAL INVESTMENTS (98.6%) (COST $3,380,522)                                                  3,319,580#

               Cash, receivables and other assets, less liabilities (1.4%)                                     48,603
                                                                                                           ----------

               TOTAL NET ASSETS (100.0%)                                                                   $3,368,183
                                                                                                           ----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS High Income Bond Portfolio

^ Investments in securities by Neuberger Berman Advisers Management Trust High Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $3,380,522. Gross unrealized appreciation of investments was $13,790 and gross unrealized depreciation of investments was $74,732, resulting in net unrealized depreciation of $60,942, based on cost for U.S. Federal income tax purposes.

* Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At June 30, 2005, these securities amounted to $522,077 or 15.5% of net assets.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                           HIGH INCOME
                                                                                                  BOND PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    3,319,580
----------------------------------------------------------------------------------------------------------------
     Cash                                                                                                 58,677
----------------------------------------------------------------------------------------------------------------
     Interest receivable                                                                                  50,487
----------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                      126,875
     Receivable for Fund shares sold                                                                      10,926
     Receivable from administrator-net (Note B)                                                            5,521
----------------------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                                        99
================================================================================================================
TOTAL ASSETS                                                                                           3,572,165
================================================================================================================
LIABILITIES
     Payable for securities purchased                                                                    199,315
     Payable to investment manager (Note B)                                                                1,255
     Accrued expenses and other payables                                                                   3,412
================================================================================================================
TOTAL LIABILITIES                                                                                        203,982
================================================================================================================
NET ASSETS AT VALUE                                                                               $    3,368,183
================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $    3,325,502
     Undistributed net investment income (loss)                                                           79,555
     -----------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                               24,068
     Net unrealized appreciation (depreciation) in value of investments                                  (60,942)
     ===========================================================================================================
NET ASSETS AT VALUE                                                                               $    3,368,183
================================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                        333,024
================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                          $        10.11
================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    3,380,522

See Notes to Financial Statements

                              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE
                                      SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                     HIGH INCOME
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                        BOND PORTFOLIO
INVESTMENT INCOME
Interest income-unaffiliated issuers (Note A)                                                     $       96,942
----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Note B)                                                                         7,387
Administration fee (Note B)                                                                                4,617
----------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                 9,608
Custodian fees (Note B)                                                                                    4,590
----------------------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                                 3,847
Insurance expense                                                                                             48
----------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                 5,888
Shareholder reports                                                                                        6,116
Trustees' fees and expenses                                                                               12,803
----------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                473
================================================================================================================
Total expenses                                                                                            55,377
Expenses reimbursed by administrator (Note B)                                                            (37,624)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                       (366)
================================================================================================================
Total net expenses                                                                                        17,387
================================================================================================================
Net investment income (loss)                                                                              79,555
================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                                                712
       ---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                (66,624)
       ---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                           (65,912)
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $       13,643
================================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     HIGH INCOME BOND PORTFOLIO
                                                                                 -----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                               PERIOD FROM
                                                                                     SIX MONTHS   SEPTEMBER 15, 2004
                                                                                          ENDED        (COMMENCEMENT
                                                                                       JUNE 30,    OF OPERATIONS) TO
                                                                                           2005         DECEMBER 31,
                                                                                    (UNAUDITED)                 2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                     $       79,555       $       39,200
Net realized gain (loss) on investments                                                     712               28,243
--------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                     (66,624)               5,682
====================================================================================================================
Net increase (decrease) in net assets resulting from operations                          13,643               73,125
====================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                        --              (41,910)
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                             --               (4,080)
====================================================================================================================
Total distributions to shareholders                                                          --              (45,990)
====================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                               281,542            3,000,000
Proceeds from reinvestment of dividends and distributions                                    --               45,990
--------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                               (127)                  --
====================================================================================================================
Net increase (decrease) from Fund share transactions                                    281,415            3,045,990
====================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                   295,058            3,073,125

NET ASSETS:
Beginning of period                                                                   3,073,125                   --
====================================================================================================================
End of period                                                                    $    3,368,183       $    3,073,125
====================================================================================================================
Undistributed net investment income (loss) at end of period                      $       79,555       $           --
====================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS High Income Bond Portfolio

        NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   1 GENERAL: High Income Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until September 15, 2004, other than matters relating to its organization and registration of its shares as a Series of the Trust under the 1933 Act. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

        The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

        The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

   3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

   4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

   5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

        As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for characterization of distributions made by the Fund and non-deductible start-up costs were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

        The tax character of distributions paid during the period ended December 31, 2004 was as follows:

            DISTRIBUTIONS PAID FROM:
                                                                 ORDINARY INCOME

                                                                       $ 45,990


        As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                                          UNREALIZED                 LOSS
                                 UNDISTRIBUTED          APPRECIATION        CARRYFORWARDS
                               ORDINARY INCOME        (DEPRECIATION)        AND DEFERRALS                 TOTAL

                                      $ 23,356               $ 5,682                 $ --              $ 29,038

        There were no differences between book basis and tax basis distributable earnings.

        To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

   6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

   7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

   8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

   9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

   10 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

        NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

        Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

        The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets.

        The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

        Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

       Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, such excess expenses amounted to $37,624. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, contingent liabilities to Management under this agreement were as follows:

                                   EXPIRING IN:
                                          2007           2008          TOTAL
                                      $ 31,571       $ 37,624       $ 69,195

       Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

       The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $366.

       NOTE C--SECURITIES TRANSACTIONS:

       Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2005 were as follows:

                                                                                             SALES AND MATURITIES
                                 PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES             EXCLUDING
                              U.S. GOVERNMENT        U.S. GOVERNMENT     OF U.S. GOVERNMENT   U.S. GOVERNMENT AND
                                   AND AGENCY             AND AGENCY             AND AGENCY                AGENCY
                                  OBLIGATIONS            OBLIGATIONS            OBLIGATIONS           OBLIGATIONS
                                         $ --            $ 2,617,537                   $ --           $ 2,241,104

        NOTE D--FUND SHARE TRANSACTIONS:

        Share activity for the six months ended June 30, 2005 and for the period ended December 31, 2004 was as follows:

                                            FOR THE SIX MONTHS ENDED JUNE 30,      FOR THE PERIOD ENDED DECEMBER 31,
                                                                         2005                                   2004
          SHARES SOLD                                                  28,479                                300,000
          SHARES ISSUED ON REINVESTMENT OF
            DIVIDENDS AND DISTRIBUTIONS                                    --                                  4,558
          SHARES REDEEMED                                                 (13)                                    --
                                                                       ------                                -------

          TOTAL                                                        28,466                                304,558
                                                                       ------                                -------

       NOTE E--LINE OF CREDIT:

       At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

       NOTE F--UNAUDITED FINANCIAL INFORMATION:

       The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS High Income Bond Portfolio

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

                                                                                            PERIOD FROM
                                                                  SIX MONTHS ENDED  SEPTEMBER 15, 2004^
                                                                          JUNE 30,      TO DECEMBER 31,
                                                                  ----------------  -------------------
                                                                              2005                 2004
                                                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   10.09            $   10.00
                                                                         ---------            ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                                   .26                  .13
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                             (.24)                 .11
                                                                         ---------            ---------
TOTAL FROM INVESTMENT OPERATIONS                                               .02                  .24
                                                                         ---------            ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                           --                 (.14)
NET CAPITAL GAINS                                                               --                 (.01)
                                                                         ---------            ---------
TOTAL DISTRIBUTIONS                                                             --                 (.15)
                                                                         ---------            ---------
NET ASSET VALUE, END OF PERIOD                                           $   10.11            $   10.09
                                                                         ---------            ---------
TOTAL RETURN++                                                               +0.20%**             +2.43%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $     3.4            $     3.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                1.15%*               1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                                 1.13%*               1.10%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                   5.17%*               4.39%*
PORTFOLIO TURNOVER RATE                                                         75%**               104%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS High Income Bond Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                 PERIOD FROM
                                  SIX MONTHS ENDED     SEPTEMBER 15, 2004 TO
                                          JUNE 30,              DECEMBER 31,
                                              2005                      2004

                                              3.57%                     4.64%


^  The date investment operations commenced.

+++The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*  Annualized.

** Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

     The Trust files a complete schedule of portfolio holdings for the Funds with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


INTERNATIONAL PORTFOLIO(R)


F0324 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

INTERNATIONAL PORTFOLIO Manager's Commentary

     The Neuberger Berman AMT International Portfolio was introduced on April 29, 2005, and has gotten off to a strong start, almost doubling the return of its MSCI EAFE benchmark through June 30, 2005.

     Over this two-month period, Energy holdings made the largest contribution to our results. The portfolio was nearly double-weighted in energy versus the EAFE benchmark, in part because we have looked for energy stocks outside of EAFE's boundaries. Of the eight energy stocks that appear on our top-ten performance list, five are from non-EAFE nations (three from Canada and one each from Brazil and Argentina).

     Our focus in the sector has been on "upstream" operators, notably exploration and production companies, rather than "downstream" energy companies such as refiners and marketers. Also, we have been biased in favor of companies operating in under explored areas. For example, U.K. holding Burren Energy is active in Turkmenistan, Australia's Hardman Resources is exploring in Mauritania (West Africa), and Petroleo Brasileiro is focused on Brazil. We believe that the secular supply/demand imbalance that has pushed oil prices to record levels and supported strong profit growth for energy companies will persist for the foreseeable future. Consequently, at this writing, we are comfortable with our commitments in the sector.

     During the reporting period, we were modestly underweight in Information Technology (IT) but, collectively, our holdings outperformed the EAFE's IT components. Among our tech sector holdings, Hong Kong's TPV Technology, was a standout performer. TPV is the world's low-cost producer of flat screen computer monitors. It is acquiring Philips' flat screen television manufacturing business, a deal that should energize growth.

     Although we were approximately half-weighted in the Consumer Staples sector, the excellent performance of Ireland's C&C Group helped us outperform EAFE sector components. C&C is the leading producer and distributor of alcoholic cider in Ireland, where one cider is consumed for every nine beers. C&C is moving into the U.K., a much larger market, and early indications are that it is gaining a solid foothold.

     In general, our Industrial holdings disappointed. Japan's Takuma Co. was among our poorest performers in this sector. Takuma, which makes waste recycling and water treatment equipment, suffered when it reported a disappointing fourth quarter (in the March fiscal year). However, our interest in Takuma is not based on its earnings progress, but rather on its balance sheet, where cash and marketable securities represent more than 100% of the company's current market capitalization.

     Relative returns were also penalized by our overweight position in the Consumer Discretionary sector, which showed mediocre performance. This is a broad sector, so performance is mainly determined by specific stock situations. In particular, Japanese arcade equipment manufacturer Mars Engineering reported weak results and French property rental company Pierre & Vacances warned that a tough summer lay ahead.

     On a country basis, we generated good returns from investments in Argentina, Brazil and Canada, three countries not represented in the EAFE benchmark. Our Hong Kong and Australian holdings also performed well. We had negative returns in Sweden, Japan and Greece.

     Since this is our first opportunity to address our new constituents, it seems appropriate to discuss our investment methodology. We are "bottom-up" stock pickers, evaluating companies based on a variety of fundamental characteristics including financial returns, earnings growth prospects, and valuations. In a nutshell, we are looking for quality companies trading at prices that are reasonable in light of projected returns. We may consider companies from all countries outside the U.S. and all sectors, and of all sizes, and can stray from the EAFE Index by investing in Canada and in emerging markets. We mitigate risk by remaining diversified across industries and regions, and by taking a long-term shareholding perspective.

     In closing, we are often asked by American investors why they should invest in international equities. The traditional rationale is that, because global stock markets do not move in sync with the U.S. market, international equity investing provides additional diversification. To that we would add that, in this age of globalization, there are outstanding companies all around the world. International markets often offer some of the world's best companies trading at significant valuation discounts to their U.S. peers.

     Sincerely,

                               /s/ Benjamin Segal

                                 BENJAMIN SEGAL
                                PORTFOLIO MANAGER

     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)

     Advertising                                                            3.1%
     Automotive                                                             1.8
     Banking                                                                4.1
     Banking & Financial                                                    5.0
     Building Products                                                      1.9
     Building, Construction & Furnishing                                    3.6
     Business Services                                                      1.3
     Capital Goods                                                          0.4
     Chemicals                                                              0.5
     Commercial Services                                                    1.4
     Consumer Cyclical - Leisure & Consumer Services                        1.7
     Consumer Discretionary                                                 1.2
     Consumer Products & Services                                           2.1
     Diversified                                                            1.0
     Energy                                                                 5.6
     Entertainment                                                          0.8
     Food & Beverage                                                        2.2
     Health Products & Services                                             1.5
     Home Furnishings                                                       0.7%
     Insurance                                                              1.6
     Manufacturing                                                          2.9
     Materials - Metal & Mining                                             0.8
     Media                                                                  1.7
     Oil & Gas                                                              9.2
     Paper                                                                  0.5
     Pharmaceutical                                                         0.8
     Retailing                                                              0.4
     Specialty Chemical                                                     0.2
     Steel                                                                  0.7
     Technology - Hardware                                                  1.6
     Telecommunications                                                     2.9
     Telecommunications - Wireless                                          1.3
     Transportation                                                         0.6
     Utilities                                                              1.2
     Short-Term Investments                                                14.5
     Cash and Cash Equivalents, receivables and other assets, less
       liabilities                                                         19.2

ENDNOTES

     1. 4.10% was the cumulative total return from April 29, 2005 (date of inception) through June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

          Investing in Foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, interest rates and political conditions. In an attempt to reduce volatility, Neuberger Berman Management diversifies the portfolio holdings over a wide array of countries and individual stocks.

          The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                ACTUAL EXPENSES: The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =
                                                  8.6), then multiply the result
                                                  by the number in the first
                                                  section of the table under the
                                                  heading entitled "Expenses
                                                  Paid During the Period" to
                                                  estimate the expenses you paid
                                                  over the period.

   HYPOTHETICAL                                   EXAMPLE FOR COMPARISON
                                                  PURPOSES: The second section
                                                  of the table provides
                                                  information about hypothetical
                                                  account values and
                                                  hypothetical expenses based on
                                                  the Fund's actual expense
                                                  ratio and an assumed rate of
                                                  return at 5% per year before
                                                  expenses. This return is not
                                                  the Fund's actual return. The
                                                  hypothetical account values
                                                  and expenses may not be used
                                                  to estimate the actual ending
                                                  account balance or expenses
                                                  you paid for the period. You
                                                  may use this information to
                                                  compare the ongoing costs of
                                                  investing in this Fund versus
                                                  other funds. To do so, compare
                                                  the expenses shown in this 5%
                                                  hypothetical example with the
                                                  5% hypothetical examples that
                                                  appear in the shareholder
                                                  reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

                                                               BEGINNING               ENDING          EXPENSES PAID
                                                           ACCOUNT VALUE        ACCOUNT VALUE     DURING THE PERIOD*
          ACTUAL
          CLASS S                                                $ 1,000          $  1,041.00                 $ 2.64

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS S                                                $ 1,000          $  1,006.04                 $ 2.60

       * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 63/365 (to reflect the period shown of April 29, 2005 to June 30, 2005).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

SCHEDULE OF INVESTMENTS International Portfolio

     NUMBER OF SHARES                                 MARKET VALUE+

     COMMON STOCKS (64.3%)

     ARGENTINA (1.1%)
       225   Tenaris SA ADR                            $    17,611

     AUSTRALIA (2.9%)
       670   Australia & New Zealand
              Banking Group                                 11,099
     9,850   Hardman Resources                              16,130*
       820   Sigma Company                                   5,777
       640   Woodside Petroleum                             14,258
                                                       -----------
                                                           47, 264

     BELGIUM (3.1%)
       550   InBev NV                                       18,612
       910   Option NV                                      31,410*
                                                       -----------
                                                            50,022

     BRAZIL (1.3%)
       385   Petroleo Brasileiro ADR                        20,070

     CANADA (7.1%)
       480   Canadian Natural Resources                     17,388
       760   Canadian Western Bank                          17,876
     1,000   Great Canadian Gaming                          15,991*
       700   MacDonald Dettwiler                            17,990*
       600   PetroKazakhstan, Inc.                          21,948
       620   Talisman Energy                                23,218
                                                       -----------
                                                           114,411

     DENMARK (0.5%)
       100   Topdanmark AS                                   7,289*

     FRANCE (4.4%)
       200   BNP Paribas                                    13,720
       450   Credit Agricole                                11,411
        90   Ipsos                                           9,397
        50   Pierre & Vacances                               3,693
       140   Publicis Groupe                                 4,138
        80   Rodriguez Group                                 4,198
        70   Societe Generale, A Shares                      7,127
       145   Total SA ADR                                   16,943
                                                       -----------
                                                            70,627

     GERMANY (1.2%)
        80   Continental AG                                  5,768
       130   Premiere AG                                     4,498*
       130   Rhoen-Klinikum AG                               9,012
                                                       -----------
                                                            19,278

     GREECE (1.9%)
       710   Public Power Corp.                             17,764
       400   Titan Cement                                   12,350
                                                       -----------
                                                            30,114

     HONG KONG (1.0%)
    24,000   TPV Technology                                 16,521

     IRELAND (5.8%)
       540   Allied Irish Banks                             11,609
      2730   Anglo Irish Bank                               33,842
     6,500   C&C Group                                 $    29,411
       690   CRH PLC                                        18,165
                                                       -----------
                                                            93,027

     ITALY (1.6%)
       100   Fastweb                                         4,331*
       910   Indesit Co.                                    11,549
     1,570   Milano Assicurazioni                            9,782
                                                       -----------
                                                            25,662

     JAPAN (12.2%)
        70   Acom Co.                                        4,487
       700   Aica Kogyo                                      7,795
       200   Bandai Co.                                      4,039
       200   Belluna Co.                                     5,897
     2,000   Brother Industries                             18,339
       500   F.C.C. Co.                                     19,250
         5   Fullcast Co.                                   12,668
       800   Heiwa Corp.                                    11,231
       500   Mars Engineering                               12,736
       500   Maruichi Steel Tube                            10,729
        50   Moshi Moshi Hotline                             4,783
     1,000   Nissan Motor                                    9,900
       500   Nissha Printing                                 8,606
       200   Nissin Healthcare Food Service                  3,201
       400   PLENUS Co.                                     14,138
     1,000   Takuma Co.                                      7,096
     1,100   Tamron Co.                                     18,199
       800   TENMA Corp.                                    14,931
       500   TKC Corp.                                       8,430
                                                       -----------
                                                           196,455

     NETHERLANDS (1.8%)
       240   Hunter Douglas                                 12,001*
       480   Imtech NV                                      16,835
                                                       -----------
                                                            28,836

     NORWAY (1.2%)
       650   Prosafe ASA                                    19,529

     SOUTH AFRICA (0.7%)
     4,750   Steinhoff International                        10,953

     SPAIN (1.1%)
       600   Banco Popular Espanol                           7,252
       208   Telefonica SA ADR                              10,171
                                                       -----------
                                                            17,423

     SWEDEN (1.5%)
       600   Capio AB                                        8,841*
       800   Lundin Petroleum AB                             6,868*
       600   Nobia AB                                        8,726
                                                       -----------
                                                            24,435

     UNITED KINGDOM (13.9%)
     2,420   Amlin PLC                                       7,853
     1,030   Barratt Developments                           13,230
       990   Burren Energy                                  11,874
     8,950   Dragon Oil PLC                                 17,208*
       320   GlaxoSmithKline PLC                             7,750

See Notes to Schedule of Investments

     NUMBER OF SHARES                                 MARKET VALUE+

     2,410   Kensington Group                          $    24,303
     4,520   MFI Furniture Group                             8,974
     1,000   Northern Rock                                  14,252
     1,210   Punch Taverns PLC                              15,900
     2,130   Redrow PLC                                     15,885
     6,680   RPS Group                                      18,472
       470   Shire Pharmaceuticals                           5,157
     1,170   Trinity Mirror                                 12,963
     5,110   Tullow Oil PLC                                 17,085
     8,640   Vodafone Group                                 21,066
     1,256   William Hill                                   12,148
                                                       -----------
                                                           224,120
                                                       -----------
     TOTAL COMMON STOCKS
     (COST $1,001,839)                                   1,033,647
                                                       -----------

     PREFERRED STOCKS (2.0%)

     BRAZIL (0.8%)
       500   Companhia Vale do Rio
               Doce ADR                                     12,700

     GERMANY (1.2%)
        25   Porsche AG                                     18,802
                                                       -----------

     TOTAL PREFERRED STOCKS
     (COST $28,808)                                         31,502
                                                       -----------

     SHORT-TERM INVESTMENTS (14.5%)
   232,577   Neuberger Berman Prime
               Money Fund Trust Class
               (COST $232,577)                             232,577@#
                                                       -----------
     TOTAL INVESTMENTS (80.8%)
     (COST $1,263,224)                                   1,297,726##
     Cash, receivables and other assets,
      less liabilities (19.2%)                             308,939
                                                       -----------

     TOTAL NET ASSETS (100.0%)                         $ 1,606,665
                                                       -----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS International Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $1,263,224. Gross unrealized appreciation of investments was $58,603 and gross unrealized depreciation of investments was $24,101, resulting in net unrealized appreciation of $34,502, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  INTERNATIONAL
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                            PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   1,065,149
---------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                 232,577
===============================================================================================================
                                                                                                      1,297,726
     Foreign currency                                                                                     2,858
---------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                    2,835
     Receivable for securities sold                                                                      13,656
---------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                    312,328
     Receivable from administrator--net (Note B)                                                          4,736
===============================================================================================================
TOTAL ASSETS                                                                                          1,634,139
===============================================================================================================
LIABILITIES
     Payable for securities purchased                                                                    26,701
     Payable to investment manager--net (Notes A & B)                                                       773
===============================================================================================================
TOTAL LIABILITIES                                                                                        27,474
===============================================================================================================
NET ASSETS AT VALUE                                                                               $   1,606,665
===============================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $   1,561,678
     Undistributed net investment income (loss)                                                           4,707
---------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                               5,852
     Net unrealized appreciation (depreciation) in value of investments                                  34,428
===============================================================================================================
NET ASSETS AT VALUE                                                                               $   1,606,665
===============================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                       154,294
===============================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                          $       10.41
===============================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   1,030,647
     Affiliated issuers                                                                                 232,577
---------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                         $   1,263,224
===============================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                                    $       2,869
===============================================================================================================

See Notes to Financial Statements

   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE PERIOD FROM APRIL 29, 2005
                       (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                  INTERNATIONAL
                                                                                                      PORTFOLIO
                                                                                              -----------------
                                                                                                    PERIOD FROM
                                                                                                 APRIL 29, 2005
                                                                                                  (COMMENCEMENT
                                                                                              OF OPERATIONS) TO
                                                                                                  JUNE 30, 2005
                                                                                                    (UNAUDITED)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                                              $       7,113
Interest income-unaffiliated issuers                                                                        357
---------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                                      546
---------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                                     (529)
===============================================================================================================
Total income                                                                                              7,487
===============================================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                                                   1,575
Administration fee (Note B)                                                                                 556
---------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                4,065
Custodian fees (Note B)                                                                                   1,512
---------------------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                                  463
Legal fees                                                                                                   36
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       2,032
Trustees' fees and expenses                                                                               3,969
===============================================================================================================
Total expenses                                                                                           14,208
Expenses reimbursed by administrator (Note B)                                                           (11,405)
Investment management fee waived (Note A)                                                                   (15)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                        (8)
===============================================================================================================
Total net expenses                                                                                        2,780
===============================================================================================================
Net investment income (loss)                                                                              4,707
===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ( NOTE A ) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                                             5,527
       --------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                     325
       --------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                34,502
       --------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                     (74)
===============================================================================================================
Net gain (loss) on investments                                                                           40,280
===============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $      44,987
===============================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        INTERNATIONAL PORTFOLIO
                                                                                        -----------------------
                                                                                                    PERIOD FROM
                                                                                                 APRIL 29, 2005
                                                                                                  (COMMENCEMENT
                                                                                              OF OPERATIONS) TO
                                                                                                  JUNE 30, 2005
                                                                                                    (UNAUDITED)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                                      $       4,707
Net realized gain (loss) on investments                                                                   5,852
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                      34,428
===============================================================================================================
Net increase (decrease) in net assets resulting from operations                                          44,987
===============================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                                             1,561,829
---------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                                               (151)
===============================================================================================================
Net increase (decrease) from Fund share transactions                                                  1,561,678
===============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                                 1,606,665

NET ASSETS:
Beginning of period                                                                                          --
===============================================================================================================
End of period                                                                                     $   1,606,665
===============================================================================================================
Undistributed net investment income (loss) at end of period                                       $       4,707
===============================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS International Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until April 29, 2005, other than matters relating to its organization and registration of its shares as a Series of the Trust under the 1933 Act. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the intention of the Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 ORGANIZATION EXPENSES: Costs incurred by the Fund in connection with its organization, which amounted to $49,227, were paid by Management.

     9 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11 REDEMPTION OF FUND SHARES: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. During the period ended June 30, 2005, the Fund did not receive any redemption fees.

     12   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime

          Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the period ended June 30, 2005, management fees waived under this Arrangement amounted to $15. For the period ended June 30, 2005, income earned under this Arrangement amounted to $546 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     13 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this additional voluntary reimbursement commitment without notice. For the period ended June 30, 2005, such excess expenses amounted to $11,405. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the period ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, the Fund had a contingent liability to Management under the agreement of $10,479, which expires in 2008.

          Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $8.

          NOTE C--SECURITIES TRANSACTIONS:

          During the period ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $1,109,267 and $84,606, respectively.

          During the period ended June 30, 2005, brokerage commissions on securities transactions amounted to $1,270, of which Neuberger received $0, Lehman received $887, and other brokers received $383.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the period ended June 30, 2005 was as follows:

                                                  FOR THE PERIOD ENDED JUNE 30,
                                                                            2005

          SHARES SOLD                                                   154,309
          SHARES REDEEMED                                                   (15)
                                                                        -------

          TOTAL                                                         154,294
                                                                        -------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was one of three holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $20,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the period ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                   INCOME FROM
                                                                                                   INVESTMENTS
                                 BALANCE OF                               BALANCE OF                        IN
                                     SHARES                       GROSS       SHARES                AFFILIATED
                                       HELD          GROSS        SALES         HELD       VALUE       ISSUERS
                                  APRIL 29,      PURCHASES          AND     JUNE 30,    JUNE 30,   INCLUDED IN
          NAME OF ISSUER               2005  AND ADDITIONS   REDUCTIONS         2005        2005  TOTAL INCOME
          Neuberger Berman
          Prime Money Fund
          Trust Class**                  --        500,106      267,529      232,577   $ 232,577        $  546

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS International Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.@

                                                              PERIOD FROM
                                                                      APRIL 29,^
                                   TO JUNE 30,
                                                              -----------
                                                                            2005
                                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                            $   10.00
                                                                ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                          .05
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                                      .36
                                                                ---------
TOTAL FROM INVESTMENT OPERATIONS                                      .41
                                                                ---------
NET ASSET VALUE, END OF PERIOD                                  $   10.41
                                                                ---------
TOTAL RETURN++                                                      +4.10%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                         $     1.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       1.50%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                       1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS          2.54%*
PORTFOLIO TURNOVER RATE                                                12%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS International Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                   PERIOD FROM
                                APRIL 29, 2005 TO
                                  JUNE 30, 2005

                                          7.66%


^ The date investment operations commenced.

@ The per share amounts which are shown have been computed based on the average number of shares outstanding during the fiscal period.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2005

NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


LIMITED
MATURITY
BOND
PORTFOLIO(R)

B0734 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

LIMITED MATURITY BOND PORTFOLIO Managers' Commentary

     For the six months ending June 30, 2005, the Neuberger Berman AMT Limited Maturity Bond Portfolio posted a positive return, slightly trailing its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

     Bonds retreated in the first few months of the year following an upward revision in calendar fourth quarter 2004 GDP growth, the release of economic data indicating increased inflationary pressure in the economy, and Federal Reserve Chairman Alan Greenspan's expression of surprise that market interest rates had not followed the Fed Funds Rate higher. After the dust settled, short-term yields were appreciably higher, with the two-year Treasury yielding 3.6% at the end of the reporting period compared to 3.1% at its start.

     We entered the first half of calendar 2005 in a defensive posture, with a duration (a standard measure of volatility in response to changes in market interest rates) slightly lower than that of our benchmark index. Reflecting our concern that low bond yields provided little cushion to offset potential price declines, we maintained a below benchmark duration throughout the six-month period.

     Over the course of first-half 2005, we enhanced portfolio yield by increasing our allocation to higher yielding sectors that we viewed as safe alternatives to U.S. Treasuries. Over this six-month reporting period, we maintained our allocation to corporate bonds, which as of June 30 represented 42.0% of the portfolio. We increased our allocation to AAA-rated asset-backed securities from 12.6% to 20.9% and our allocation to government agency securities from 10.7% to 18.4%, while reducing our commitment to Treasuries from 23.4% to 12.1%. We also lowered our weighting in mortgage-backed securities from 1.3% to 0.3% because we believed that this sector will underperform as interest rates trended higher.

     This strategy was largely responsible for the portfolio's approximately 20-basis-point yield-to-maturity advantage over its Merrill Lynch 1-3 Year Treasury Index benchmark at the close of this reporting period.

     Importantly, we have enhanced yield while maintaining our high credit quality standards. We have been especially credit sensitive in the corporate bond arena. In this uneven economic environment, in which some companies are prospering and others are faltering, we have become even more diligent in evaluating company-specific event risk. With all the negative publicity surrounding Fannie Mae and Freddie Mac, increasing our exposure to government agency securities could be perceived as risky business. However, we do not believe that the current debate about restructuring and restricting the size of these agencies will hurt the short duration issues in our portfolio. It has always been our policy to enhance portfolio yield without sacrificing credit quality. We believe that this can be accomplished through research-driven security selection, opportunistic sector allocation and duration management.

     Bonds have held up remarkably well in the face of this year's Federal Reserve rate hikes, which totaled 100 basis points through June 30. The bond market appears to be telling us that the Federal Reserve is simply raising short-term interest rates to more normalized levels rather than responding to a serious inflationary threat. We do not believe that inflation is a near-term problem but we expect interest rates to continue to drift higher. Consequently, we head into the second half of 2005 with a shorter-than-benchmark portfolio duration in order to minimize interest rate risk. Of course, we will be carefully monitoring employment and inflation trends that could prompt the Fed to tighten more aggressively or, alternatively, to take its foot off the monetary brakes. We are prepared to alter our portfolio duration in response to any significant change in economic trends or Fed policy.

     In closing, only hindsight reveals to us the best and worst times to be invested in any particular asset class. A year ago, consensus wisdom dictated that bonds would be major casualties of the reversal in Federal Reserve policy. Once again, the consensus was wrong. Investors with true foresight realize that bonds provide income and relative safety of principal -- two important ingredients in the recipe for long-term investment success.

Sincerely,


                                /s/ TED GIULIANO JOHN DUGENSKE

                                  TED GIULIANO
                                       AND
                                  JOHN DUGENSKE
                              PORTFOLIO CO-MANAGERS

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency          55.4%
AA                                         5.7
A                                         25.1
BBB                                        6.0
BB                                         1.2
B                                          0.0
CCC                                        0.0%
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 6.6

ENDNOTES

     1. 0.78% was the cumulative total return for the 6-month period, 1.57%, 4.54% and 4.59% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

          The composition, industries and holdings of the Portfolio are subject to change.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                  ACTUAL EXPENSES:   The first section of the table provides information
                                                     about actual account values and actual expenses in
                                                     dollars. You may use the information in this line,
                                                     together with the amount you invested, to estimate the
                                                     expenses you paid over the period. Simply divide your
                                                     account value by $1,000 (for example, an $8,600 account
                                                     value divided by $1,000 = 8.6), then multiply the
                                                     result by the number in the first section of the table
                                                     under the heading entitled "Expenses Paid During the
                                                     Period" to estimate the expenses you paid over the
                                                     period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                     about hypothetical account values and hypothetical
                                                     expenses based on the Fund's actual expense ratio and
                                                     an assumed rate of return at 5% per year before
                                                     expenses. This return is not the Fund's actual return.
                                                     The hypothetical account values and expenses may not be
                                                     used to estimate the actual ending account balance or
                                                     expenses you paid for the period. You may use this
                                                     information to compare the ongoing costs of investing
                                                     in this Fund versus other funds. To do so, compare the
                                                     expenses shown in this 5% hypothetical example with the
                                                     5% hypothetical examples that appear in the shareholder
                                                     reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LIMITED
          MATURITY BOND PORTFOLIO

                                      BEGINNING               ENDING       EXPENSES PAID
                                  ACCOUNT VALUE        ACCOUNT VALUE  DURING THE PERIOD*
          ACTUAL
          CLASS I                 $       1,000      $      1,007.80  $             3.63

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                 $       1,000      $      1,021.17  $             3.66



           * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

          ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Limited Maturity Bond Portfolio

PRINCIPAL AMOUNT                                                                    RATING       MARKET VALUE +
                                                                                MOODY'S   S&P
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF
 THE U.S. GOVERNMENT (12.1%)
$  10,965,000   U.S. Treasury Notes, 2.25%, due 4/30/06                           TSY     TSY    $   10,852,356
    4,750,000   U.S. Treasury Notes, 3.63%, due 4/30/07                           TSY     TSY         4,747,402
   25,000,000   U.S. Treasury Notes, 3.13%, due 10/15/08                          TSY     TSY        24,563,475
                                                                                                 ---------------
                TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
                 AND CREDIT OF THE U.S. GOVERNMENT (COST $40,208,267)                                40,163,233
                                                                                                 --------------
U.S. GOVERNMENT AGENCY SECURITIES (18.4%)
    7,750,000   Fannie Mae, Notes, 5.25%, due 4/15/07                             AGY     AGY         7,936,643
   22,500,000   Federal Home Loan Bank, Bonds, 2.88%, due 8/15/06                 AGY     AGY        22,275,315
    8,000,000   Federal Home Loan Bank, Disc. Notes, 3.12%, due 7/20/05           AGY     AGY         7,986,528
   23,230,000   Freddie Mac, Notes, 3.75%, due 4/15/07                            AGY     AGY        23,209,093
                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                 (COST $61,543,885)                                                                  61,407,579
                                                                                                 --------------
MORTGAGE-BACKED SECURITIES (0.3%)

FANNIE MAE
      443,619   Collateralized Mortgage Obligations, Planned Amortization
                 Certificates, Ser. 2003-16, Class PA, 4.50%,
                 due 11/25/09                                                     AGY     AGY           443,517
FREDDIE MAC
       12,677   Mortgage Participation Certificates, 10.00%, due 4/1/20           AGY     AGY            14,334
      358,715   Pass-Through Certificates, 5.00%, due 2/1/07                      AGY     AGY           363,702
                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES (COST $832,306)
                                                                                                        821,553
                                                                                                 --------------
CORPORATE DEBT SECURITIES (42.0%)
    3,300,000   American Express Co., Notes, 5.50%, due 9/12/06                    A1      A+         3,351,120
    1,765,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%,
                   due 3/1/06                                                    Baa2       A         1,803,569
    4,130,000   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08           Aa2     AA-         4,113,757
    2,990,000   Bank of New York Co., Inc., Senior Notes, 5.20%,
                   due 7/1/07                                                     Aa3      A+         3,046,942
    3,500,000   Bank One Corp., Notes, 6.50%, due 2/1/06                          Aa3      A+         3,553,529
    2,650,000   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                   A1       A         2,704,619
    3,100,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07              Aaa     AAA         3,060,056
    3,250,000   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07             A3       A         3,337,210
    3,400,000   Caterpillar Financial Services Corp., Medium-Term Notes,
                   2.59%, due 7/15/06                                              A2       A         3,352,084
    1,285,000   Chase Manhattan Corp., Subordinated Notes, 7.25%,
                   due 6/1/07                                                      A1       A         1,354,593
    3,200,000   CIT Group, Inc., Senior Notes, 4.13%, due 2/21/06                  A2       A         3,205,904
    6,300,000   Citigroup Inc., Notes, 5.00%, due 3/6/07                          Aa1     AA-         6,407,037
    3,250,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                   A2       A         3,287,622
    3,000,000   Comcast Cable Communications, Notes, 8.38%, due 5/1/07           Baa2    BBB+         3,218,271
    3,870,000   Credit Suisse First Boston USA, Inc., Notes, 5.88%,
                   due 8/1/06                                                     Aa3      A+         3,950,682
    2,800,000   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
                   6.40%, due 5/15/06                                              A3     BBB         2,854,676
    3,400,000   Diageo Finance BV, Guaranteed Notes, 3.00%,
                   due 12/15/06                                                    A2       A         3,337,722
    1,150,000   Enterprise Products Operating, Senior Notes, 4.00%,
                   due 10/15/07                                                  Baa3     BB+         1,138,510
    1,345,000   Ford Motor Credit Co., Notes, 6.50%, due 1/25/07                 Baa2     BB+         1,354,654
    6,200,000   General Electric Capital Corp., Notes, 3.50%, due 5/1/08          Aaa     AAA         6,099,405

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING       MARKET VALUE +
                                                                                MOODY'S   S&P
 $    700,000   General Motors Acceptance Corp., Notes, 6.13%,
                   due 9/15/06                                                   Baa2      BB    $      700,501
      710,000   General Motors Acceptance Corp., Notes, 6.13%,
                   due 2/1/07                                                    Baa2      BB           705,132
    4,100,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08              Aa3      A+         4,097,651
    3,300,000   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                      A3      A-         3,381,543
    3,200,000   HSBC Finance Corp., Notes, 5.75%, due 1/30/07                      A1       A         3,282,224
    3,250,000   International Lease Finance Corp., Notes, 5.75%,
                   due 2/15/07                                                     A1     AA-         3,322,576
    1,500,000   J.P. Morgan Chase & Co., Senior Notes, 5.63%, due 8/15/06         Aa3     A+          1,526,265
    2,700,000   John Deere Capital Corp., Notes, 5.13%, due 10/19/06               A3      A-         2,738,683
    2,175,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                       A3    BBB+         2,189,198
    1,550,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07             Baa3     BBB         1,618,433
    4,100,000   Merrill Lynch & Co., Notes, 6.13%, due 5/16/06                    Aa3      A+         4,171,369
    3,850,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                          Aa3      A+         3,957,342
    3,200,000   National Rural Utilities Cooperative Finance Corp.,
                   Collateral Trust, 6.00%, due 5/15/06                            A1      A+         3,257,494
      594,000   Raytheon Co., Notes, 6.50%, due 7/15/05                          Baa3    BBB-           594,403
    1,600,000   Reliant Energy Resources Corp., Notes, Ser. B, 8.13%,
                   due 7/15/05                                                    Ba1     BBB         1,601,672
    3,750,000   SBC Communications, Inc., Notes, 5.75%, due 5/2/06                 A2       A         3,803,385
    1,540,000   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07       Baa3    BBB-         1,578,109
    3,300,000   Target Corp., Notes, 3.38%, due 3/1/08                             A2      A+         3,248,391
    3,000,000   Time Warner Entertainment Co. LP, Notes, 7.25%,
                   due 9/1/08                                                    Baa1    BBB+         3,249,087
    3,400,000   Toyota Motor Credit Corp., Medium-Term Notes, 2.70%,
                   due 1/30/07                                                    Aaa     AAA         3,332,459
    3,100,000   U.S. Bank NA, Notes, 2.85%, due 11/15/06                          Aa1     AA-         3,048,856
    2,150,000   Union Bank of Switzerland-NY, Subordinated Notes, 7.25%,
                   due 7/15/06                                                    Aa3      AA         2,205,339
    1,600,000   Univision Communications, Inc., Guaranteed Notes, 3.50%,
                   due 10/15/07                                                  Baa2    BBB-         1,564,872
    3,200,000   Verizon Global Funding Corp., Notes, 4.00%, due 1/15/08            A2      A+         3,189,485
    3,990,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06               A3      A+         4,066,289
    4,100,000   Wachovia Corporation, Notes, 4.95%, due 11/1/06                   Aa3      A+         4,143,882
    3,100,000   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07          A3      A-         3,168,361
    1,600,000   Weyerhaeuser Co., Notes, 6.00%, due 8/1/06                       Baa2     BBB         1,628,498
                                                                                                 --------------
                TOTAL CORPORATE DEBT SECURITIES
                   (COST $141,106,818)                                                              139,903,461
                                                                                                 --------------

FOREIGN GOVERNMENT SECURITIES^ (2.8%)
EUR 4,800,000   Bundesobligation, 3.50%, due 10/10/08                             Aaa     AAA         6,040,841
EUR 2,540,000   Bundesobligation, 3.25%, due 4/17/09                              Aaa     AAA         3,177,965
                                                                                                 --------------
                TOTAL FOREIGN GOVERNMENT SECURITIES
                 (COST $9,241,152)                                                                    9,218,806
                                                                                                 --------------
ASSET-BACKED SECURITIES (20.9%)
    5,606,919   Banc of America Commercial Mortgage Inc., Series 2005-1,
                   Class A1, 4.36%, due 11/10/42                                          AAA         5,627,281
    5,000,000   Capital Auto Receivables Asset Trust, Ser. 2004-2, Class A3,
                   3.58%, due 1/15/09                                             Aaa     AAA         4,950,472
    3,100,000   Capital One Prime Auto Receivables Trust, Series 2004-3,
                   Class A3, 3.39%, due 1/15/09                                   Aaa     AAA         3,072,761
    4,140,000   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3,
                   3.34%, due 5/25/26                                             Aaa     AAA         4,078,759
    6,580,000   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
                   2.94%, due 6/15/10                                             Aaa     AAA         6,465,988

PRINCIPAL AMOUNT                                                                    RATING       MARKET VALUE +
                                                                                MOODY'S   S&P
 $  6,400,000   Citibank Credit Card Issuance Trust, Ser. 2004-A1,
                   Class A1, 2.55%, due 1/20/09                                   Aaa     AAA    $    6,265,466
    6,500,000   Daimler Chrysler Auto Trust, Ser. 2003-B,
                   Class A4, 2.86%, due 3/9/09                                    Aaa     AAA         6,392,636
    3,800,000   Ford Credit Auto Owner Trust, Ser. 2005-A,
                   Class A3, 3.48%, due 11/15/08                                  Aaa     AAA         3,775,222
    6,905,000   Honda Auto Receivables Owner Trust, Ser. 2004-3,
                   Class A4, 3.28%, due 2/18/10                                   Aaa     AAA         6,754,469
    2,000,000   John Deere Owner Trust, Ser. 2005-A,
                   Class A3, 3.98%, due 6/15/09                                   Aaa     AAA         1,999,840
    6,400,000   MBNA Credit Card Master Note Trust, Ser. 2002-A1,
                   Class A1, 4.95%, due 6/15/09                                   Aaa     AAA         6,506,762
    3,800,000   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                   Class A3, 3.54%, due 10/15/08                                  Aaa     AAA         3,774,596
    3,660,000   Nissan Auto Receivables Owner Trust, Ser. 2004-A,
                   Class A4, 2.76%, due 7/15/09                                   Aaa     AAA         3,569,936
    4,614,000   Saxon Asset Securities Trust, Ser. 2004-2,
                   Class AF2, 4.15%, due 8/25/35                                  Aaa     AAA         4,580,065
    1,950,000   USAA Auto Owner Trust, Series 2005-1,
                   Class A3, 3.90%, due 7/15/09                                   Aaa     AAA         1,947,275
                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES
                 (COST $70,267,448)                                                                  69,761,528
                                                                                                 --------------
REPURCHASE AGREEMENTS (4.3%)
   14,355,000   State Street Bank and Trust Co. Repurchase Agreement,
                   2.60%, due 7/1/05, dated 6/30/05, Maturity Value
                   $14,356,037, Collateralized by $14,925,000 U.S. Treasury
                   Bonds, 3.00%, due 12/31/06
                   (Collateral Value $14,789,750)
                   (COST $14,355,000)                                                                14,355,000#
                                                                                                 --------------
                TOTAL INVESTMENTS (100.8%)
                   (COST $337,554,876)                                                              335,631,160##

                Liabilities, less cash, receivables and other assets [(0.8%)]                        (2,548,622)
                                                                                                 --------------

                TOTAL NET ASSETS (100.0%)                                                        $  333,082,538
                                                                                                 --------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Limited Maturity Bond Portfolio

+ Investments in securities by Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $337,554,876. Gross unrealized appreciation of investments was $265,037 and gross unrealized depreciation of investments was $2,188,753, resulting in net unrealized depreciation of $1,923,716 based on cost for U.S. Federal income tax purposes.

^ Principal amount is stated in the currency in which the security is denominated.

     EUR = Euro Currency

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   LIMITED MATURITY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                           BOND PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)-SEE SCHEDULE OF
       INVESTMENTS:
     Unaffiliated issuers                                                          $    335,631,160
---------------------------------------------------------------------------------------------------
     Cash                                                                                     5,786
     Interest receivable                                                                  3,292,560
---------------------------------------------------------------------------------------------------
     Receivable for forward foreign currency exchange contracts (Note C)                    588,207
     Receivable for securities sold                                                       7,856,482
---------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                        305,244
     Prepaid expenses and other assets                                                       12,367
===================================================================================================
TOTAL ASSETS                                                                            347,691,806
===================================================================================================
LIABILITIES
     Payable for securities purchased                                                    14,017,549
     Payable for Fund shares redeemed                                                       366,920
---------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                  64,418
     Payable to administrator (Note B)                                                      103,066
     Accrued expenses and other payables                                                     57,315
===================================================================================================
TOTAL LIABILITIES                                                                        14,609,268
===================================================================================================
NET ASSETS AT VALUE                                                                $    333,082,538
===================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                               $    340,356,651
     Undistributed net investment income (loss)                                          10,940,962
---------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                             (16,868,929)
     Net unrealized appreciation (depreciation) in value of investments                  (1,346,146)
===================================================================================================
NET ASSETS AT VALUE                                                                $    333,082,538
===================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                        25,789,269
===================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                           $          12.92
===================================================================================================

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $    337,554,876
===================================================================================================

See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                   LIMITED MATURITY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                          BOND PORTFOLIO
INVESTMENT INCOME

Interest income-unaffiliated issuers (Note A)                                      $      5,227,971

EXPENSES:

Investment management fee (Note B)                                                          398,070
Administration fee (Note B)                                                                 636,910
---------------------------------------------------------------------------------------------------
Audit fees                                                                                   18,797
Custodian fees (Note B)                                                                      64,068
---------------------------------------------------------------------------------------------------
Insurance expense                                                                             5,177
Legal fees                                                                                   33,424
---------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                  12,813
===================================================================================================
Total expenses                                                                            1,169,259

Expenses reduced by custodian fee expense offset arrangement (Note B)                          (524)
===================================================================================================
Total net expenses                                                                        1,168,735
===================================================================================================
Net investment income (loss)                                                              4,059,236
===================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                              (962,607)
       --------------------------------------------------------------------------------------------
       Foreign currency                                                                     339,512
       --------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                (1,804,547)
       --------------------------------------------------------------------------------------------
       Foreign currency                                                                     672,665
       ============================================================================================
Net gain (loss) on investments                                                           (1,754,977)
===================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $      2,304,259
===================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                                                                                    LIMITED MATURITY BOND PORTFOLIO
                                                                                   ----------------------------------
                                                                                         SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                           JUNE 30,             ENDED
                                                                                               2005      DECEMBER 31,

(UNAUDITED) 2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                       $      4,059,236    $    7,142,132
Net realized gain (loss) on investments                                                    (623,095)         (703,464)
---------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                      (1,131,882)       (3,920,292)
=====================================================================================================================
Net increase (decrease) in net assets resulting from operations                           2,304,259         2,518,376
=====================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                            --       (11,800,669)
=====================================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                                39,690,258        93,280,732
Proceeds from reinvestment of dividends and distributions                                        --        11,800,669
---------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                            (32,266,720)      (78,807,440)
=====================================================================================================================
Net increase (decrease) from Fund share transactions                                      7,423,538        26,273,961
=====================================================================================================================

NET INCREASE (DECREASE) IN NET ASSETS                                                     9,727,797        16,991,668

NET ASSETS:
Beginning of period                                                                     323,354,741       306,363,073
=====================================================================================================================
End of period                                                                      $    333,082,538    $  323,354,741
=====================================================================================================================
Undistributed net investment income (loss) at end of period                        $     10,940,962    $    6,881,726
=====================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Limited Maturity Bond Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 25% of its total assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

     6 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

          Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

          For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

          During the six months ended June 30, 2005, the Fund did not enter into any financial futures contracts.

     7 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and mortgage dollar rolls were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

               DISTRIBUTIONS PAID FROM:

                               ORDINARY INCOME                        TOTAL
                            2004             2003             2004             2003
                   $  11,800,669    $  14,350,033    $  11,800,669     $ 14,350,033

         As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                       UNREALIZED             LOSS
                   UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
                 ORDINARY INCOME   (DEPRECIATION)    AND DEFERRALS            TOTAL
                   $   9,539,330    $  (2,911,393)   $ (16,206,309)    $ (9,578,372)

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain forward foreign currency contracts, amortization of bond premium, and post-October losses.

          Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the Fund elected to defer $633,692 net capital losses arising between November 1, 2004 and December 31, 2004.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

             EXPIRING IN:              2005          2006          2007          2008          2012
                                   $ 21,426   $ 2,478,607   $ 3,975,890   $ 6,386,624   $ 2,710,070

     8 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     9 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     10 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     12 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

     13 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, the Fund had no contingent liability to Management under this agreement.

          Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $524.

          NOTE C--SECURITIES TRANSACTIONS:

          Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six months ended June 30, 2005 were as follows:

                                                                                              SALES AND MATURITIES
                                  PURCHASES OF   PURCHASES EXCLUDING   SALES AND MATURITIES              EXCLUDING
                               U.S. GOVERNMENT       U.S. GOVERNMENT     OF U.S. GOVERNMENT    U.S. GOVERNMENT AND
                                    AND AGENCY            AND AGENCY             AND AGENCY                 AGENCY
                                   OBLIGATIONS           OBLIGATIONS            OBLIGATIONS            OBLIGATIONS
                                $  133,284,451         $  64,801,456         $  143,570,477          $  42,110,539


          During the six months ended June 30, 2005, the Fund entered into various contracts to deliver currencies at specified future dates. At June 30, 2005, open contracts were as follows:

                                    CONTRACTS TO   IN EXCHANGE   SETTLEMENT                    NET UNREALIZED
          SELL                           DELIVER           FOR         DATE           VALUE      APPRECIATION
          Euro Dollar              2,060,000 EUR   $ 2,676,496      7/19/05    $  2,493,869       $   182,627
          Euro Dollar              5,465,000 EUR     6,830,430      7/19/05       6,616,017           214,413

          At June 30, 2005, closed but unsettled contracts were as follows:

                                                                                               NET UNREALIZED
                                    CONTRACTS TO   IN EXCHANGE   SETTLEMENT                      APPRECIATION
                                         DELIVER           FOR         DATE           VALUE    (DEPRECIATION)
          SELL
          Euro Dollar              5,465,000 EUR   $ 7,100,511      7/19/05    $  6,616,017       $   484,494

          BUY
          Euro Dollar              5,465,000 EUR     6,909,344      7/19/05       6,616,017          (293,327)

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                                               FOR THE SIX MONTHS   FOR THE YEAR ENDED
                                              ENDED JUNE 30, 2005    DECEMBER 31, 2004
          SHARES SOLD                                   3,088,564            7,077,380
          SHARES ISSUED ON REINVESTMENT
            OF DIVIDENDS AND DISTRIBUTIONS                     --              919,055
          SHARES REDEEMED                              (2,514,675)          (5,990,106)
                                              -------------------   ------------------

          TOTAL                                           573,889            2,006,329
                                              -------------------   ------------------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Limited Maturity Bond Portfolio^

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                   SIX MONTHS ENDED
                                                           JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                   ----------------    ---------------------------------------------------------
                                                               2005        2004        2003        2002        2001         2000
                                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $          12.82    $  13.20    $  13.50    $  13.47    $  13.19     $  13.24
                                                   ----------------    --------    --------    --------    --------     --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                    .16         .30         .37         .53         .74+++       .77
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                               (.06)       (.20)       (.05)        .16         .37+++       .07
                                                   ----------------    --------    --------    --------    --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                .10         .10         .32         .69        1.11          .84
                                                   ----------------    --------    --------    --------    --------     --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                             -        (.48)       (.62)       (.66)       (.83)        (.89)
                                                   ----------------    --------    --------    --------    --------     --------
NET ASSET VALUE, END OF PERIOD                     $          12.92    $  12.82    $  13.20    $  13.50    $  13.47     $  13.19
                                                   ----------------    --------    --------    --------    --------     --------
TOTAL RETURN^^                                                +0.78%**    +0.78%      +2.42%      +5.34%      +8.78%       +6.78%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $          333.1    $  323.4    $  306.4    $  372.6    $  292.8     $  214.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                  .73%*       .73%        .74%        .76%        .73%         .76%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     .73%*       .73%        .74%        .76%        .73%         .76%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                                   2.55%*      2.28%       2.73%       4.01%       5.63%+++     5.93%
PORTFOLIO TURNOVER RATE                                          59%**      132%         84%        120%         89%         109%

See Notes to Financial Highlights

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS Limited Maturity Bond Portfolio

^ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses through April 30, 2000 under the prior master-feeder fund structure.

^^ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

+++ For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                                     2001
                         Net Investment Income                                                       (.02)
                         Net Gains or Losses on Securities                                            .02
                         Ratio of Net Investment Income to Average Net Assets                        (.11%)

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


MID-CAP GROWTH PORTFOLIO(R)


B0736  08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

MID-CAP GROWTH PORTFOLIO Managers' Commentary

     The Neuberger Berman AMT Mid-Cap Growth Portfolio provided modest gains in the first half of 2005, slightly outperforming its benchmark, the Russell Midcap Growth Index. Overall, the markets rewarded stocks based on fundamentals, which tended to favor our investment process.

     During the six-month reporting period, security selection was additive to the portfolio's performance relative to the index, with the largest contributions coming from Energy, Consumer Staples and Telecom. Energy names that did well included companies specializing in the exploration and production of oil and gas, such as Canadian Natural Resources and Quicksilver Resources. Within Consumer Staples, industries such as beverages and grocery stores were a primary reason for this outperformance, with Constellation Brands and Whole Foods Market both performing well. Within Telecom, our emphasis on wireless companies helped returns, with both Nextel Partners and Western Wireless providing standout results. Our sector allocation was also additive to relative performance, fueled by our overweight in Energy and Telecom, which were the top performing sectors of the period.

     The largest detraction from relative performance came from our security selection in Information Technology. Although this area of the portfolio had strong performers such as Apple Computer, their outperformance was more than offset by weakness in names such as Sigmatel and Zebra Technologies.

     At the start of 2005, prognosticators were almost unanimous in their calls for interest rates to move higher, the dollar to drop and stocks to provide gains. The markets, in all three cases, moved against prevailing wisdom, as long-term interest rates fell, the dollar traded higher and stocks languished during the first six months of the year. In other developments, oil prices increased, as did prices of other commodities. And the Federal Reserve continued to raise interest rates by 25 basis points at each meeting, causing the yield curve to flatten.

     So far this year, corporate earnings growth has been strong, but the equity market has been kept in check by rising short-term interest rates. Other factors inhibiting stock performance have included slowing monetary growth, competition from alternative investments, and fears that the Federal Reserve would push interest rates too high and cause the economy to go into recession. However, the flipside of stock weakness has been the continued compression of the market's P/E multiple. Since the stock market's peak back in 2000, reported earnings have increased approximately 33%, but the S&P 500 has declined by 20% (price only). As a result, broad-based P/E averages are now approaching 16 times current earnings estimates.

     The sectors that have led the market for several quarters got even stronger during this reporting period. Energy, Utilities, Telecom and REITs netted significant returns as investors reacted to higher energy prices and searched for yield. Cyclical sectors such as Materials and Industrials underperformed in the first half, as fears developed over economic growth in the United States, Europe and Asia.

     In our view, economic concerns and uncertainty about the Federal Reserve should keep the equity market from making substantial upward progress. However, relative to interest rates, equities should benefit from improving valuations, particularly as earnings growth remains good, albeit slowing from prior years. At some point, as the economy maintains a steady growth pace, we expect the market to shift toward larger-cap and traditional growth stocks, rotating away from smaller and cyclical issues.

     In terms of sector allocations, we are currently overweight in Information Technology, Energy and Telecom, but underweight in Financials, Consumer Discretionary and Utilities. In most other sectors, we are neutrally positioned relative to the benchmark.

     Sincerely,

                                             /s/ Jon D. Brorson

                                               JON D. BRORSON
                                            PORTFOLIO MANAGER AND
                                          GROWTH EQUITY TEAM LEADER

                                            /s/ Kenneth J. Turek

                                              KENNETH J. TUREK
                                              PORTFOLIO MANAGER

     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)

     Aerospace                                      2.0%
     Automotive                                     0.8
     Biotechnology                                  4.5
     Building, Construction & Furnishing            0.5
     Business Services                              7.0
     Communications Equipment                       1.5
     Computer Related                               0.5
     Cosmetics                                      0.6
     Defense                                        0.9
     Diagnostic Equipment                           1.2
     Electrical & Electronics                       0.7
     Energy                                         7.4
     Entertainment                                  3.1
     Financial Services                             6.6
     Health Care                                    7.5
     Health Products & Services                     0.5
     Industrial                                     6.7%
     Industrial Gases                               1.0
     Internet                                       0.4
     Leisure                                        3.6
     Medical Equipment                              3.7
     Oil & Gas                                      2.4
     Retail                                         9.6
     Semiconductors                                 5.1
     Software                                       3.2
     Technology                                     8.3
     Telecommunications                             4.5
     Transportation                                 1.9
     Short-Term Investments                        30.3
     Liabilities, less cash, receivables and
       other assets                               (26.0)

ENDNOTES

     1. For Class I, 2.19% was the cumulative total return for the 6-month period, 10.56%, -7.84% and 8.62% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2005. For Class S, 2.09% was the cumulative total return for the 6-month period, 10.30%, -7.96% and 8.52% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2005. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit ww.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                  ACTUAL            EXPENSES: The first section of the table provides
                                                    information about actual account values and actual
                                                    expenses in dollars. You may use the information in this
                                                    line, together with the amount you invested, to estimate
                                                    the expenses you paid over the period. Simply divide
                                                    your account value by $1,000 (for example, an $8,600
                                                    account value divided by $1,000 = 8.6), then multiply
                                                    the result by the number in the first section of the
                                                    table under the heading entitled "Expenses Paid During
                                                    the Period" to estimate the expenses you paid over the
                                                    period.

     HYPOTHETICAL                                   EXAMPLE FOR COMPARISON PURPOSES: The second section of
                                                    the table provides information about hypothetical
                                                    account values and hypothetical expenses based on the
                                                    Fund's actual expense ratio and an assumed rate of
                                                    return at 5% per year before expenses. This return is
                                                    not the Fund's actual return. The hypothetical account
                                                    values and expenses may not be used to estimate the
                                                    actual ending account balance or expenses you paid for
                                                    the period. You may use this information to compare the
                                                    ongoing costs of investing in this Fund versus other
                                                    funds. To do so, compare the expenses shown in this 5%
                                                    hypothetical example with the 5% hypothetical examples
                                                    that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

                                                                      BEGINNING           ENDING         EXPENSES PAID
                                                                  ACCOUNT VALUE    ACCOUNT VALUE    DURING THE PERIOD*
          ACTUAL
          CLASS I                                                       $ 1,000       $ 1,021.90                $ 4.51
          CLASS S                                                       $ 1,000       $ 1,020.90                $ 5.76

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                                                       $ 1,000       $ 1,020.33                $ 4.51
          CLASS S                                                       $ 1,000       $ 1,019.09                $ 5.76

* For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Mid-Cap Growth Portfolio

     NUMBER OF SHARES                                        MARKET VALUE +

     COMMON STOCKS (95.7%)

     AEROSPACE (2.0%)
          35,000   Goodrich Corp.                            $    1,433,600
          52,500   Precision Castparts                            4,089,750
         115,500   Rockwell Collins                               5,507,040^
                                                             --------------
                                                                 11,030,390

     AUTOMOTIVE (0.8%)
          73,000   Advance Auto Parts                             4,712,150*^

     BIOTECHNOLOGY (4.5%)
         218,000   Celgene Corp.                                  8,887,860*
          92,000   Genzyme Corp.                                  5,528,280*
         213,000   Gilead Sciences                                9,369,870*^
          40,000   Martek Biosciences                             1,518,000*
                                                             --------------
                                                                 25,304,010

     BUILDING, CONSTRUCTION & FURNISHING (0.5%)
          77,500   D.R. Horton                                    2,914,775

     BUSINESS SERVICES (7.0%)
         256,500   Alliance Data Systems                         10,403,640*^
         151,500   CB Richard Ellis Group                         6,644,790*
         144,000   Corporate Executive Board                     11,279,520^
          95,000   Getty Images                                   7,054,700*^
          30,000   Laureate Education                             1,435,800*
          56,000   NAVTEQ                                         2,082,080*
          15,500   NeuStar, Inc.                                    396,800*
                                                             --------------
                                                                 39,297,330

     COMMUNICATIONS EQUIPMENT (1.5%)
          58,000   F5 Networks                                    2,739,630*
         230,000   Juniper Networks                               5,791,400*
                                                             --------------
                                                                  8,531,030

     COMPUTER RELATED (0.5%)
          75,000   Apple Computer                                 2,760,750*

     COSMETICS (0.6%)
          88,600   Estee Lauder                                   3,466,918

     DEFENSE (0.9%)
          75,500   CACI International                             4,768,580*

     DIAGNOSTIC EQUIPMENT (1.2%)
         300,000   Cytyc Corp.                                    6,618,000*

     ELECTRICAL & ELECTRONICS (0.7%)
          15,400   Dolby Laboratories                               339,724*
         109,000   Jabil Circuit                                  3,349,570*
                                                             --------------
                                                                  3,689,294

     ENERGY (7.4%)
         177,000   Canadian Natural
                     Resources                                    6,439,260
          71,000   Murphy Oil                                     3,708,330
         146,000   National-Oilwell Varco                         6,940,840*
         131,000   Peabody Energy                                 6,817,240
          92,800   Smith International                            5,911,360
         328,200   XTO Energy                                    11,155,518
                                                             --------------
                                                                 40,972,548

     ENTERTAINMENT (3.1%)
         129,500   Gaylord Entertainment                     $    6,020,455*
         156,000   Station Casinos                               10,358,400
          23,000   WMS Industries                                   778,702*
                                                             --------------
                                                                 17,157,557

     FINANCIAL SERVICES (6.6%)
         290,000   CapitalSource Inc.                             5,692,700*^
          25,000   Chicago Mercantile
                     Exchange                                     7,387,500^
         150,300   Investors Financial Services                   5,684,346
          86,250   Legg Mason                                     8,979,487^
         148,200   Moody's Corp.                                  6,663,072^
          70,000   Nuveen Investments                             2,633,400
                                                             --------------
                                                                 37,040,505

     HEALTH CARE (7.5%)
         113,000   C. R. Bard                                     7,515,630
          90,000   Cerner Corp.                                   6,117,300*^
          74,500   Invitrogen Corp.                               6,205,105*^
         116,000   Omnicare, Inc.                                 4,921,880
          91,500   PacifiCare Health Systems                      6,537,675*
         141,000   Varian Medical Systems                         5,263,530*^
         207,500   VCA Antech                                     5,031,875*
                                                             --------------
                                                                 41,592,995

     HEALTH PRODUCTS & SERVICES (0.5%)
          70,000   American Healthways                            2,958,900*^

     INDUSTRIAL (6.7%)
         148,000   Danaher Corp.                                  7,746,320^
         171,700   Donaldson Co.                                  5,207,661
         138,300   Fastenal Co.                                   8,472,258^
          73,500   Harman International
                     Industries                                   5,979,960
         150,000   Monster Worldwide                              4,302,000*^
         112,000   Rockwell International                         5,455,520
                                                             --------------
                                                                 37,163,719

     INDUSTRIAL GASES (1.0%)
         225,000   Airgas Inc.                                    5,550,750

     INTERNET (0.4%)
         125,000   aQuantive, Inc.                                2,215,000*

     LEISURE (3.6%)
          98,500   Marriott International                         6,719,670^
         160,000   MGM MIRAGE                                     6,332,800*^
         150,000   Royal Caribbean Cruises                        7,254,000
                                                             --------------
                                                                 20,306,470

     MEDICAL EQUIPMENT (3.7%)
         134,500   Kinetic Concepts                               8,070,000*^
         150,500   Kyphon Inc.                                    5,235,895*^
         108,000   ResMed Inc.                                    7,126,920*
                                                             --------------
                                                                 20,432,815

     OIL & GAS (2.4%)
          90,000   Denbury Resources                              3,579,300*
          70,000   GlobalSantaFe Corp.                            2,856,000^
         110,500   Quicksilver Resources                          7,064,265*^
                                                             --------------
                                                                 13,499,565


See Notes to Schedule of Investments

     NUMBER OF SHARES                                        MARKET VALUE +

     RETAIL (9.6%)
          94,000   Abercrombie & Fitch                       $    6,457,800
         331,200   Coach, Inc.                                   11,118,384*
          55,000   Dick's Sporting Goods                          2,122,450*^
          67,000   Fortune Brands                                 5,949,600
          68,000   Michaels Stores                                2,813,160
         124,500   Nordstrom, Inc.                                8,462,265^
         195,000   PETsMART, Inc.                                 5,918,250
          60,000   Urban Outfitters                               3,401,400*
          60,000   Whole Foods Market                             7,098,000
                                                             --------------
                                                                 53,341,309

     SEMICONDUCTORS (5.1%)
          70,000   Broadcom Corp.                                 2,485,700*
          30,500   KLA-Tencor                                     1,332,850
         181,000   Marvell Technology Group                       6,885,240*^
          87,500   MEMC Electronic Materials                      1,379,875*
         206,500   Microchip Technology                           6,116,530
         309,000   Microsemi Corp.                                5,809,200*
         195,000   National Semiconductor                         4,295,850
                                                             --------------
                                                                 28,305,245

     SOFTWARE (3.2%)
         240,000   Activision, Inc.                               3,964,800*
         128,000   Cognos, Inc.                                   4,369,920*
         135,000   McAfee Inc.                                    3,534,300*^
         160,000   Mercury Interactive                            6,137,600*^
                                                             --------------
                                                                 18,006,620

     TECHNOLOGY (8.3%)
         155,000   Autodesk, Inc.                                 5,327,350
         216,000   Cognizant Technology
                     Solutions                                   10,180,080*
          77,500   International Rectifier                        3,698,300*^
          80,000   Lipman                                         2,461,600
         115,500   Macromedia, Inc.                               4,414,410*
         304,000   Seagate Technology                             5,335,200
         104,000   VeriSign, Inc.                                 2,991,040*^
         266,900   Zebra Technologies                            11,687,551*
                                                             --------------
                                                                 46,095,531

     TELECOMMUNICATIONS (4.5%)
         235,000   American Tower                                 4,939,700*^
         230,000   Leap Wireless International                    6,382,500*
         432,000   Nextel Partners                               10,873,440*^
          48,000   NII Holdings                                   3,069,120*
                                                             --------------
                                                                 25,264,760

     TRANSPORTATION (1.9%)
          86,500   C.H. Robinson Worldwide                        5,034,300
         280,000   J.B. Hunt Transport Services                   5,404,000
                                                             --------------
                                                                 10,438,300

     TOTAL COMMON STOCKS
     (COST $384,125,248)                                        533,435,816
                                                             --------------

     SHORT-TERM INVESTMENTS (30.3%)
     144,937,600   Neuberger Berman
                     Securities Lending
                     Quality Fund, LLC                       $  144,937,600++
      23,595,574   Neuberger Berman Prime
                     Money Fund Trust Class                      23,595,574@
                                                             --------------

     TOTAL SHORT-TERM INVESTMENTS
       (COST $168,533,174)                                      168,533,174#
                                                             --------------

     TOTAL INVESTMENTS (126.0%)
       (COST $552,658,422)                                      701,968,990##
     Liabilities, less cash, receivables and other
       assets [(26.0%)]                                        (144,697,474)
                                                             --------------

     TOTAL NET ASSETS (100.0%)                               $  557,271,516
                                                             --------------

NOTES TO SCHEDULE OF INVESTMENTS Mid-Cap Growth Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $552,658,422. Gross unrealized appreciation of investments was $153,428,301 and gross unrealized depreciation of investments was $4,117,733, resulting in net unrealized appreciation of $149,310,568, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Schedule of Investments

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                               MID-CAP
                                                                                                                GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                   PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                              $   533,435,816
----------------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                    168,533,174
======================================================================================================================
                                                                                                           701,968,990
     Cash                                                                                                    2,532,614
----------------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                         134,517
     Receivable for securities sold                                                                          5,416,689
----------------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                           201,137
     Prepaid expenses and other assets                                                                          36,838
======================================================================================================================
TOTAL ASSETS                                                                                               710,290,785
======================================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                  144,937,600
     Payable for securities purchased                                                                        7,415,901
----------------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                          261,174
     Payable to investment manager--net (Notes A & B)                                                          232,802
----------------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                         135,172
     Accrued expenses and other payables                                                                        36,620
======================================================================================================================
TOTAL LIABILITIES                                                                                          153,019,269
======================================================================================================================
NET ASSETS AT VALUE                                                                                    $   557,271,516
======================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                                   $   738,801,134
     Undistributed net investment income (loss)                                                             (1,119,010)
     -----------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                               (329,721,259)
     Net unrealized appreciation (depreciation) in value of investments                                    149,310,651
     =================================================================================================================
NET ASSETS AT VALUE                                                                                    $   557,271,516
======================================================================================================================
NET ASSETS
     Class I                                                                                           $   538,339,953
     Class S                                                                                                18,931,563
     -----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Class I                                                                                                29,540,465
     Class S                                                                                                 1,046,002
     -----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Class I                                                                                           $         18.22
     Class S                                                                                                     18.10
     -----------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                                                   $   139,784,304
======================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                              $   384,125,248
     Affiliated issuers                                                                                    168,533,174
     -----------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                              $   552,658,422
======================================================================================================================

See Notes to Financial Statements


    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                                            2005 (UNAUDITED)

STATEMENT OF OPERATIONS


                                                                                                               MID-CAP
                                                                                                                GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                   PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                  $       909,054
Income from securities loaned--affiliated issuer (Note F)                                                      111,576
----------------------------------------------------------------------------------------------------------------------
Interest income--unaffiliated issuers                                                                           78,147
Income from investments in affiliated issuers (Note F)                                                         200,866
----------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                                          (2,526)
======================================================================================================================
Total income                                                                                                 1,297,117
======================================================================================================================
EXPENSES:
Investment management fee (Notes A & B) 1,429,641 Administration fee (Note B):
----------------------------------------------------------------------------------------------------------------------
     Class I                                                                                                   776,911
     Class S                                                                                                    25,087
     -----------------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
     Class S                                                                                                    20,906
     -----------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                      19,943
Custodian fees (Note B)                                                                                         77,452
----------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                                8,893
Legal fees                                                                                                      56,879
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                             12,206
Trustees' fees and expenses                                                                                     12,886
----------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                   10,102
======================================================================================================================
Total expenses                                                                                               2,450,906
Investment management fee waived (Note A)                                                                       (6,647)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                (28,132)
======================================================================================================================
Total net expenses                                                                                           2,416,127
======================================================================================================================
Net investment income (loss)                                                                                (1,119,010)
======================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                               10,005,376
       ---------------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                            136
       ---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                    2,363,341
       ---------------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                            (21)
       ===============================================================================================================
Net gain (loss) on investments                                                                              12,368,832
======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $    11,249,822
======================================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                              MID-CAP GROWTH PORTFOLIO
                                                                         ----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                    SIX MONTHS
                                                                                   ENDED               YEAR
                                                                                JUNE 30,              ENDED
                                                                                    2005       DECEMBER 31,
                                                                             (UNAUDITED) 2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                             $    (1,119,010)   $    (2,190,170)
Net realized gain (loss) on investments                                       10,005,512         25,635,855
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            2,363,320         53,362,918
===========================================================================================================
Net increase (decrease) in net assets resulting from operations               11,249,822         76,808,603
===========================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
     Class I                                                                  31,358,832         81,076,473
     ------------------------------------------------------------------------------------------------------
     Class S                                                                   5,178,425         10,633,301
Payments for shares redeemed:
     Class I                                                                 (47,160,560)       (72,473,549)
     Class S                                                                  (1,681,331)        (3,741,232)
     ------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                         (12,304,634)        15,494,993
===========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                         (1,054,812)        92,303,596

NET ASSETS:
Beginning of period                                                          558,326,328        466,022,732
===========================================================================================================
End of period                                                            $   557,271,516    $   558,326,328
===========================================================================================================
Undistributed net investment income (loss) at end of period              $    (1,119,010)   $            --
===========================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Mid-Cap Growth Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:


                                UNREALIZED                 LOSS
                              APPRECIATION        CARRYFORWARDS
                            (DEPRECIATION)        AND DEFERRALS           TOTAL

                            $ 146,474,302       $ (339,253,743)  $(192,779,441)


          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:


                               EXPIRING IN:
                                       2009              2010              2011

                              $ 214,771,203     $ 113,423,118      $ 11,059,422


     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

          9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $87,305 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $6,647. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $200,866 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund's Class I.

          For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2011 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under these agreements. At June 30, 2005, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $27,877.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $255.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $180,681,831 and $187,597,994, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $515,445, of which Neuberger received $893, Lehman received $88,852, and other brokers received $425,700.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                                    FOR THE SIX MONTHS ENDED JUNE 30, 2005   FOR THE YEAR ENDED DECEMBER 31, 2004
                                            SHARES       SHARES                     SHARES      SHARES
                                              SOLD     REDEEMED      TOTAL            SOLD    REDEEMED      TOTAL
          CLASS I                        1,777,634   (2,702,661)  (925,027)      5,076,695  (4,607,909)   468,786
          CLASS S                          297,364      (96,764)   200,600         672,353    (237,618)   434,735

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                                       INCOME FROM
                                                                                                                       INVESTMENTS
                                   BALANCE OF                                       BALANCE OF                                  IN
                                       SHARES                             GROSS         SHARES                          AFFILIATED
                                         HELD            GROSS            SALES           HELD             VALUE           ISSUERS
                                 DECEMBER 31,        PURCHASES              AND       JUNE 30,          JUNE 30,       INCLUDED IN
          NAME OF ISSUER                 2004    AND ADDITIONS       REDUCTIONS           2005              2005      TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**     125,896,400    2,745,359,700    2,726,318,500    144,937,600   $   144,937,600   $       111,576

          Neuberger Berman
          Prime Money Fund
          Trust Class***           30,889,296      138,854,094      146,147,816     23,595,574        23,595,574           200,866
                                                                                                 ---------------   ---------------

          TOTAL                                                                                  $   168,533,174   $       312,442
                                                                                                 ---------------   ---------------

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Mid-Cap Growth Portfolio

     The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

CLASS I##

                                             SIX MONTHS ENDED
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                             ----------------      -------------------------------------------------------------
                                                         2005         2004         2003        2002         2001         2000
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD              $     17.83      $   15.33    $   11.97    $   16.94    $   22.48    $   24.30
                                                  -----------      ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                             (.04)          (.07)        (.07)        (.08)        (.07)        (.09)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                         .43           2.57         3.43        (4.89)       (5.47)       (1.72)
                                                  -----------      ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                          .39           2.50         3.36        (4.97)       (5.54)       (1.81)
                                                  -----------      ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                          --             --           --           --           --         (.01)
                                                  -----------      ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                    $     18.22      $   17.83    $   15.33    $   11.97    $   16.94    $   22.48
                                                  -----------      ---------    ---------    ---------    ---------    ---------
TOTAL RETURN++                                          +2.19%**      +16.31%      +28.07%      -29.34%      -24.64%       -7.46%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)           $     538.3      $   543.3    $   459.7    $   362.2    $   530.7    $   624.1
RATIO OF GROSS EXPENSES TO AVERAGE NET
   ASSETS#                                                .91%*          .92%         .89%         .95%         .91%         .98%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               .90%*^^        .90%^^       .88%^^       .95%         .91%         .98%^^

RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                    (.41%)*        (.45%)       (.52%)       (.57%)       (.38%)       (.34%)
PORTFOLIO TURNOVER RATE                                    35%**          92%         161%         124%          99%         109%

CLASS S

                                                                                                                   PERIOD FROM
                                                                  SIX MONTHS ENDED          YEAR ENDED      FEBRUARY 18, 2003^
                                                                          JUNE 30,        DECEMBER 31,         TO DECEMBER 31,
                                                                  ----------------       -------------      ------------------
                                                                              2005                2004                    2003
                                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                      $  17.73            $  15.28                $  11.15
                                                                          --------            --------                --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                                  (.06)               (.11)                   (.09)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                              .43                2.56                    4.22
                                                                          --------            --------                --------
TOTAL FROM INVESTMENT OPERATIONS                                               .37                2.45                    4.13
                                                                          --------            --------                --------
NET ASSET VALUE, END OF PERIOD                                            $  18.10            $  17.73                $  15.28
                                                                          --------            --------                --------

TOTAL RETURN++                                                               +2.09%**           +16.03%                 +37.04%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                   $   18.9            $   15.0                $    6.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                1.16%*              1.17%                   1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                                 1.15%*              1.15%                   1.11%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                                 (.66%)*             (.70%)                  (.71%)*
PORTFOLIO TURNOVER RATE                                                         35%**               92%                    161%~

See Notes to Financial Highlights

## The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Mid-Cap Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed, waived and/or recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses previously paid by the administrator. Had the administrator not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                     YEAR ENDED
                                                                   DECEMBER 31,
                                                                           2000

MID-CAP GROWTH PORTFOLIO CLASS I                                          0.95%


          After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:


                                    SIX MONTHS ENDED
                                            JUNE 30,     YEAR ENDED DECEMBER 31,
                                                2005        2004         2003

MID-CAP GROWTH PORTFOLIO CLASS I                0.90%       0.90%        0.89%
MID-CAP GROWTH PORTFOLIO CLASS S                1.15%       1.16%        1.11%

^ The date investment operations commenced.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

~ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


PARTNERS PORTFOLIO(R)


B0737  08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

PARTNERS PORTFOLIO Manager's Commentary

     In the first half of 2005, equity investors were generally more focused on Federal Reserve tightening and sky-high oil prices than on the healthy economy and strong corporate earnings growth. The end result was a flat market, with the Russell 1000 Value Index gaining a modest 1.76% and the S&P 500 declining -0.81%. We are pleased to report that the Neuberger Berman AMT Partners Portfolio delivered a solid return in this lackluster stock market environment, outperforming both of its benchmark indices.

     Our Energy sector investments had the most positive impact on returns. We were substantially overweight in this top-performing sector and our emphasis on companies with production from non-conventional energy sources and coal companies enhanced relative returns. Canadian Natural Resources, the leading oil sands producer, was our single best performing stock. EOG Resources, a natural gas exploration and production company with large and growing shale gas reserves, was our second best performer. Peabody Energy, the largest coal mining company in the U.S., also made our top-ten performance list. In our opinion, the thesis that led us to overweight Energy more than a year ago remains valid. We expect supply to continue to lag demand growth for the foreseeable future, supporting high energy prices and ongoing profit growth for energy companies.

     Consumer Discretionary sector investments also contributed significantly to returns. We believed that consumer spending would be better than consensus expectations and that the housing market would remain robust. As a result, we were overweight in Consumer Stocks, with substantial positions in leading retailers such as Best Buy and homebuilders including Pulte Homes, KB Home and Centex Corp., all three of which finished in our top ten. With oil hovering at around $60 per barrel early in June and gasoline prices at record levels, low-end consumer spending may well flag in the quarters ahead. However, we think that more affluent consumers will continue to spend. In retail, we remain focused on companies that have distinguished themselves from the competition. Best Buy, the consumer electronics retailer with an outstanding customer focus, is a good example. As for homebuilding, as long as mortgage rates remain low, demand for housing should remain strong. Although the homebuilders have been exceptional performers over the last several years, earnings growth has outpaced stock price appreciation, such that the group still represents good value.

     Our Financials and Information Technology (IT) investments had a negative impact on absolute and relative returns. In the Financial sector, we avoided the banks because we thought market interest rates would rise and pinch rate-spread-driven profits. We preferred fee/transaction-oriented businesses such as brokerage firms and property and casualty insurers. Unfortunately, brokerage stocks didn't do much and blue chip property and casualty insurer American International Group (AIG) was one of the portfolio's biggest casualties. We remain positive about AIG, because we are confident that the write-offs the company will be forced to take as a result of regulatory scrutiny will not have a major impact on earnings or book value.

     Our IT holdings, most notably Veritas Software and Check Point Software Technologies, detracted from performance despite solid fundamental progress. Veritas stock declined when it appeared that the company's merger with Symantec would not be consummated. However, the stock bounced right back when the deal closed after the end of the second quarter. In addition, Check Point declined due to disappointing capital spending on technology. We believe that the additional expense of complying with Sarbanes-Oxley has temporarily dampened technology spending and that, as corporate America adjusts to this legislation, the resurgence in tech spending we have been waiting for will finally arrive.

     Looking ahead, we think that the outlook for the economy and stock market is relatively favorable. The economy appears to have successfully made the transition from monetarily and fiscally stimulated growth to self-sustained expansion. Inflation remains subdued, so we think that the Fed will shift into neutral at some point later this year. Energy remains the biggest economic wild card. The economy shrugged off $50 per barrel oil. Whether it can withstand $60-$70 oil is a matter of conjecture.

     Over the last 18 months, earnings-per-share growth has outpaced stock price appreciation. Consequently, equity valuations have become more compelling. We think that ongoing corporate profit growth combined with today's good value will improve investor sentiment in the second half, and we would not be surprised to see relatively attractive returns for broad-based market indices for full-year 2005. We believe investors who share our appreciation for "best of breed" companies trading at below-market-average price/earnings ratios will be rewarded more generously.

     Sincerely,

                               /s/ S. Basu Mullick

                                 S. BASU MULLICK
                                PORTFOLIO MANAGER


     AMT PARTNERS PORTFOLIO
     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)

     Auto Related                                                    1.4%
     Banking & Financial                                             3.8
     Broadcasting                                                    0.7
     Building, Construction & Furnishing                            14.8
     Business Services                                               1.6
     Capital Equipment                                               0.9
     Coal                                                            1.7
     Communication Services                                          1.5
     Communications                                                  0.6
     Consumer Cyclicals                                              2.0
     Consumer Goods & Services                                       0.8
     Defense & Aerospace                                             0.8
     Diversified                                                     1.4
     Electrical & Electronics                                        1.5
     Energy                                                         11.8%
     Financial Services                                             12.7
     Health Care                                                     7.8
     Insurance                                                       4.9
     Metals                                                          2.4
     Oil & Gas                                                       9.2
     Pharmaceutical                                                  1.8
     Retail                                                          1.6
     Software                                                        4.6
     Technology                                                      1.9
     Telecommunications                                              0.3
     Transportation                                                  5.9
     Short-Term Investments                                         16.1
     Liabilities, less cash, receivables and other assets          (14.5)

ENDNOTES

     1. 7.48% was the cumulative total return for the 6-month period, 21.33%, 5.21% and 10.64% were the average annual total returns for the 1-year, 5-year and 10-year periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                  ACTUAL EXPENSES:   The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses
                                                     Paid During the Period" to estimate the expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the
                                                     Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return.
                                                     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the
                                                     5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

                                                                    BEGINNING            ENDING          EXPENSES PAID
                                                                ACCOUNT VALUE     ACCOUNT VALUE     DURING THE PERIOD*
          ACTUAL

          CLASS I                                                     $ 1,000        $ 1,074.80                 $ 4.53

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                                                     $ 1,000        $ 1,020.43                 $ 4.41

        * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Partners Portfolio

     NUMBER OF SHARES                                          MARKET VALUE +

     COMMON STOCKS (98.4%)

     AUTO RELATED (1.4%)
          178,500   Harley-Davidson                           $     8,853,600

     BANKING & FINANCIAL (3.8%)
           67,400   Fannie Mae                                      3,936,160
          690,570   Hudson City Bancorp                             7,879,404
          228,900   Merrill Lynch                                  12,591,789
                                                              ---------------
                                                                   24,407,353

     BROADCASTING (0.7%)
          146,600   EchoStar Communications                         4,419,990

     BUILDING, CONSTRUCTION & FURNISHING (14.8%)
          262,700   Centex Corp.                                   18,565,009
          308,166   D.R. Horton                                    11,590,123
          262,200   Home Depot                                     10,199,580
          191,800   KB HOME                                        14,620,914
          256,400   Lennar Corp.                                   16,268,580^
            7,600   NVR, Inc.                                       6,156,000*^
          206,100   Pulte Homes                                    17,363,925^
                                                              ---------------
                                                                   94,764,131

     BUSINESS SERVICES (1.6%)
          276,000   Career Education                               10,104,360*^

     CAPITAL EQUIPMENT (0.9%)
          175,700   Joy Global                                      5,901,763

     COAL (1.7%)
          202,900   Arch Coal                                      11,051,963^

     COMMUNICATION SERVICES (1.5%)
          295,600   Scientific-Atlanta                              9,834,612

     COMMUNICATIONS (0.6%)
          121,900   Cablevision Systems                             3,925,180*

     CONSUMER CYCLICALS (2.0%)
           92,100   Best Buy                                        6,313,455
          198,000   Masco Corp.                                     6,288,480
                                                              ---------------
                                                                   12,601,935

     CONSUMER GOODS & SERVICES (0.8%)
          103,100   Colgate-Palmolive                               5,145,721^

     DEFENSE & AEROSPACE (0.8%)
          147,800   Embraer-Empresa Brasileira
                      de Aeronautica                                4,887,746^

     DIVERSIFIED (1.4%)
        1,405,300   ABB Ltd.                                        9,202,869*

     ELECTRICAL & ELECTRONICS (1.5%)
          320,700   Tyco International                              9,364,440

     ENERGY (11.8%)
          105,400   Anadarko Petroleum                              8,658,610
          407,100   Canadian Natural Resources                     14,810,298
          168,000   ConocoPhillips                                  9,658,320
          117,200   Cooper Cameron                                  7,272,260*
          235,400   Peabody Energy                                 12,250,216
          312,700   Talisman Energy                                11,748,139^
          133,200   TXU Corp.                                      11,067,588
                                                              ---------------
                                                                   75,465,431

     FINANCIAL SERVICES (12.7%)
           70,300   American Express                          $     3,742,069
            5,000   Berkshire Hathaway Class B                     13,917,500*
          175,000   Citigroup Inc.                                  8,090,250
          348,398   Countrywide Financial                          13,451,647
          292,200   General Electric                               10,124,730
          103,900   Goldman Sachs                                  10,599,878^
          122,700   Hartford Financial Services
                      Group                                         9,175,506
            9,800   J.P. Morgan Chase                                 346,136
          222,600   PMI Group                                       8,676,948
           45,696   XL Capital                                      3,400,696^
                                                              ---------------
                                                                   81,525,360

     HEALTH CARE (7.8%)
          372,700   Boston Scientific                              10,062,900*
          128,600   Caremark Rx                                     5,725,272*
          323,000   NBTY, Inc.                                      8,378,620*
          148,800   PacifiCare Health Systems                      10,631,760*
          295,600   Teva Pharmaceutical
                      Industries ADR                                9,204,984^
           87,400   WellPoint Inc.                                  6,086,536*
                                                              ---------------
                                                                   50,090,072

     INSURANCE (4.9%)
          127,500   Aetna Inc.                                     10,559,550
          284,800   American International
                      Group                                        16,546,880^
          149,900   Marsh & McLennan                                4,152,230^
                                                              ---------------
                                                                   31,258,660

     METALS (2.4%)
          124,400   Nucor Corp.                                     5,675,128
          108,200   Phelps Dodge                                   10,008,500^
                                                              ---------------
                                                                   15,683,628

     OIL & GAS (9.2%)
          161,800   EOG Resources                                   9,190,240
          187,500   Exxon Mobil                                    10,775,625
          159,800   National-Oilwell Varco                          7,596,892*
          138,800   Petroleo Brasileiro                             7,235,644^
          128,600   Pioneer Natural Resources                       5,411,488
          116,600   Quicksilver Resources                           7,454,238*
          338,633   XTO Energy                                     11,510,136
                                                              ---------------
                                                                   59,174,263

     PHARMACEUTICAL (1.8%)
           86,200   Express Scripts                                 4,308,276*
          211,600   Shire Pharmaceuticals
                      Group ADR                                     6,940,480
                                                              ---------------
                                                                   11,248,756

     RETAIL (1.6%)
          189,700   J.C. Penney                                     9,974,426

     SOFTWARE (4.6%)
          261,300   Check Point Software
                      Technologies                                  5,173,740*
          428,200   Microsoft Corp.                                10,636,488
          653,900   Oracle Corp.                                    8,631,480*
          209,800   VERITAS Software                                5,119,120*
                                                              ---------------
                                                                   29,560,828

See Notes to Schedule of Investments

     NUMBER OF SHARES                                          MARKET VALUE +

     TECHNOLOGY (1.9%)
           32,100   IBM                                       $     2,381,820
          149,700   Lexmark International
                      Group                                         9,705,051*
                                                              ---------------
                                                                   12,086,871

     TELECOMMUNICATIONS (0.3%)
          625,700   Nortel Networks                                 1,633,077*

     TRANSPORTATION (5.9%)
          258,600   Frontline Ltd.                                 10,359,500
          163,100   General Maritime                                6,915,440^
          131,300   Overseas Shipholding
                      Group                                         7,832,045
          167,893   Ship Finance International                      3,174,856^
          223,100   Teekay Shipping                                 9,794,090^
                                                              ---------------
                                                                   38,075,931

     TOTAL COMMON STOCKS
     (COST $487,181,419)                                          630,242,966
                                                              ---------------

     SHORT-TERM INVESTMENTS (16.1%)
       92,757,200   Neuberger Berman
                      Securities Lending
                      Quality Fund, LLC                            92,757,200++
       10,141,200   Neuberger Berman
                      Prime Money
                      Fund Trust Class                             10,141,200@
                                                              ---------------
     TOTAL SHORT-TERM INVESTMENTS
     (COST $102,898,400)                                          102,898,400#
                                                              ---------------
     TOTAL INVESTMENTS (114.5%)
     (COST $590,079,819)                                          733,141,366##
     Liabilities, less cash, receivables and
       other assets [(14.5%)]                                     (92,999,027)
                                                              ---------------
     TOTAL NET ASSETS (100.0%)                                $   640,142,339
                                                              ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Partners Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $590,079,819. Gross unrealized appreciation of investments was $147,147,685 and gross unrealized depreciation of investments was $4,086,138, resulting in net unrealized appreciation of $143,061,547, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                   PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                              $   630,242,966
----------------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                    102,898,400
======================================================================================================================
                                                                                                           733,141,366
     Foreign currency                                                                                          737,422
----------------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                                         385,121
     Receivable for securities sold                                                                          1,273,434
----------------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                         1,391,491
     Prepaid expenses and other assets                                                                          41,489
======================================================================================================================
TOTAL ASSETS                                                                                               736,970,323
======================================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                   92,757,200
     Payable for securities purchased                                                                        3,190,492
----------------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                          373,364
     Payable to investment manager--net (Notes A & B)                                                          264,902
----------------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                         150,357
     Accrued expenses and other payables                                                                        91,669
======================================================================================================================
TOTAL LIABILITIES                                                                                           96,827,984
======================================================================================================================
NET ASSETS AT VALUE                                                                                    $   640,142,339
======================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                                   $   463,446,446
     Undistributed net investment income (loss)                                                              8,749,958
     -----------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                                 24,880,129
     Net unrealized appreciation (depreciation) in value of investments                                    143,065,806
     =================================================================================================================
NET ASSETS AT VALUE                                                                                    $   640,142,339
======================================================================================================================
SHARES OUTSTANDING ($.001 PAR VAUE; UNLIMITED SHARES AUTHORIZED)                                            32,518,962
======================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                               $         19.69
======================================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                                   $    90,151,386
======================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                              $   487,181,419
     Affiliated issuers                                                                                    102,898,400
     -----------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                              $   590,079,819
======================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                                         $       734,537
======================================================================================================================

See Notes to Financial Statements

                              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE
                                      SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                              PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                   PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                  $     4,797,244
Income from securities loaned--affiliated issuer (Note F)                                                       49,589
----------------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                                         106,687
Foreign taxes withheld                                                                                         (48,270)
======================================================================================================================
Total income                                                                                                 4,905,250
======================================================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                                                      1,593,116
Administration fee (Note B)                                                                                    900,082
----------------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                      19,943
Custodian fees (Note B)                                                                                         77,563
----------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                                9,472
Legal fees                                                                                                      58,271
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                              2,613
Trustees' fees and expenses                                                                                     12,907
----------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                   11,991
======================================================================================================================
Total expenses                                                                                               2,685,958
Investment management fee waived (Note A)                                                                       (3,394)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                (42,191)
======================================================================================================================
Total net expenses                                                                                           2,640,373
======================================================================================================================
Net investment income (loss)                                                                                 2,264,877
======================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                                               27,339,282
       ---------------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                        (60,761)
       ---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                   13,908,809
       ---------------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                         (5,187)
       ===============================================================================================================
Net gain (loss) on investments                                                                              41,182,143
======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $    43,447,020
======================================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                PARTNERS PORTFOLIO
                                                                         ----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                    SIX MONTHS
                                                                                   ENDED               YEAR
                                                                                JUNE 30,              ENDED
                                                                                    2005       DECEMBER 31,

(UNAUDITED) 2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                             $     2,264,877    $     6,516,363
Net realized gain (loss) on investments                                       27,278,521        103,984,145
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           13,903,622         (8,425,876)
===========================================================================================================
Net increase (decrease) in net assets resulting from operations               43,447,020        102,074,632
===========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                 --            (62,733)
===========================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                     61,486,927         69,346,230
Proceeds from reinvestment of dividends and distributions                             --             62,733
-----------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                 (54,568,476)      (251,283,347)
===========================================================================================================
Net increase (decrease) from Fund share transactions                           6,918,451       (181,874,384)
===========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                         50,365,471        (79,862,485)

NET ASSETS:
Beginning of period                                                          589,776,868        669,639,353
===========================================================================================================
End of period                                                            $   640,142,339    $   589,776,868
===========================================================================================================
Undistributed net investment income (loss) at end of period              $     8,749,958    $     6,485,081
===========================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Partners Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

             DISTRIBUTIONS PAID FROM:
                                        ORDINARY INCOME                  TOTAL
                                     2004             2003           2004      2003
                                 $ 62,733             $ --       $ 62,733      $ --

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

          UNDISTRIBUTED     UNDISTRIBUTED          UNREALIZED              LOSS
               ORDINARY         LONG TERM        APPRECIATION     CARRYFORWARDS             TOTAL
                 INCOME              GAIN      (DEPRECIATION)     AND DEFERRALS
            $ 6,485,081         $ 147,586       $ 126,616,206              $ --     $ 133,248,873

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. During the year ended December 31, 2004, the Fund utilized capital loss carryforwards of $102,078,848.

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Funds and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $66,075 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $3,394. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $106,687 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, the Fund had no contingent liability to Management under this agreement.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $41,834

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $357.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $208,681,904 and $201,331,448, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $490,916, of which Neuberger received $318, Lehman received $106,404, and other brokers received $384,194.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                                            FOR THE SIX MONTHS ENDED JUNE 30,       FOR THE YEAR ENDED DECEMBER 31,
                                                                         2005                                  2004
          SHARES SOLD                                               3,263,458                             4,246,276
          SHARES ISSUED ON REINVESTMENT OF
            DIVIDENDS AND DISTRIBUTIONS                                    --                                 3,906
          SHARES REDEEMED                                          (2,929,512)                          (15,536,771)
                                                                   ----------                           -----------

          TOTAL                                                       333,946                           (11,286,589)
                                                                   ----------                           -----------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                            INCOME FROM
                                                                                                            INVESTMENTS
                                  BALANCE OF                                  BALANCE OF                             IN
                                      SHARES           GROSS          GROSS       SHARES                     AFFILIATED
                                        HELD       PURCHASES          SALES         HELD           VALUE        ISSUERS
                                DECEMBER 31,             AND            AND     JUNE 30,        JUNE 30,    INCLUDED IN
          NAME OF ISSUER                2004       ADDITIONS     REDUCTIONS         2005            2005   TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**     99,015,450   1,942,922,600  1,949,180,850   92,757,200   $  92,757,200      $  49,589

          Neuberger Berman
          Prime Money Fund
          Trust Class***           5,866,332      59,120,079     54,845,211   10,141,200      10,141,200        106,687
                                                                                           -------------      ---------

          TOTAL                                                                            $ 102,898,400      $ 156,276
                                                                                           -------------      ---------

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Partners Portfolio^

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

                                                  SIX MONTHS ENDED
                                                          JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                  ----------------      ---------------------------------------------------------
                                                              2005          2004         2003        2002        2001        2000
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  18.32      $  15.40     $  11.40    $  15.10    $  16.17    $  19.64
                                                          --------      --------     --------    --------    --------    --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                   .07           .17          .00         .01         .06         .07
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             1.30          2.75         4.00       (3.64)       (.50)       (.20)
                                                          --------      --------     --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                              1.37          2.92         4.00       (3.63)       (.44)       (.13)
                                                          --------      --------     --------    --------    --------    --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                           --          (.00)          --        (.07)       (.06)       (.15)
NET CAPITAL GAINS                                               --            --           --          --        (.57)      (3.19)
                                                          --------      --------     --------    --------    --------    --------
TOTAL DISTRIBUTIONS                                             --          (.00)          --        (.07)       (.63)      (3.34)
                                                          --------      --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                            $  19.69      $  18.32     $  15.40    $  11.40    $  15.10    $  16.17
                                                          --------      --------     --------    --------    --------    --------
TOTAL RETURN++                                               +7.48%**     +18.98%      +35.09%     -24.14%      -2.83%      +0.70%
RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $  640.1      $  589.8     $  669.6    $  522.6    $  795.4    $  808.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                 .89%*         .91%         .91%        .91%        .87%        .92%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    .88%*~        .89%~        .90%~       .91%        .87%        .92%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                  .75%*        1.05%         .01%        .05%        .43%        .42%
PORTFOLIO TURNOVER RATE                                         34%**         71%          76%         53%         74%         97%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Partners Portfolio

^ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

~ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:


                            SIX MONTHS ENDED
                                     JUNE 30,    YEAR ENDED DECEMBER 31,
                                         2005        2004         2003

                                        0.88%       0.90%        0.90%


*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


REGENCY PORTFOLIO

C0244 08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

REGENCY PORTFOLIO Manager's Commentary

     The first half of 2005 saw a tug of war between strong corporate earnings growth and Federal Reserve tightening combined with record high energy prices. As shown by the flat performance of the leading large-cap market indices, neither side won the battle. However, mid-cap value stocks fared considerably better, with the Russell Midcap Value Index returning 5.52%. For the period, the Neuberger Berman AMT Regency Portfolio posted positive returns but lagged this benchmark.

     Our Health Care holdings had the most favorable impact on returns during first-half 2005. We were nearly double-weighted in Health Care and our investments (primarily HMOs and hospital companies) materially outperformed the benchmark index's Health Care components. Cost pressures in health care service businesses are moderating and the pricing environment is more benign, giving us good reason to maintain our commitments in this sector.

     Although we were significantly underweight in Energy for most of the past six months, our holdings in this top-performing sector had a very positive influence on returns. We were modestly underweight in Information Technology, but stock selection helped us achieve good results in what was the worst performing mid-cap market sector of first-half 2005.

     During the reporting period, Consumer Discretionary sector investments restrained absolute and relative returns. We were more than double-weighted in consumer stocks and, collectively, our holdings declined versus a respectable gain for the benchmark's Consumer Discretionary sector component. Industrial holdings also disappointed.

     Our team took over management of AMT Regency on June 7, 2005 and made a number of changes to the portfolio. One of the most significant changes was to substantially increase the weighting in Energy. Our thesis is that the secular supply/demand imbalance that has been driving energy prices and energy company profits will persist for the foreseeable future. We are particularly attracted to companies producing energy from non-conventional sources such as oil sands and oil and gas shale.

     We also significantly reduced the portfolio's exposure to Consumer Discretionary stocks and reoriented it toward sub-sectors such as niche retailers and homebuilders. We believe retailers that distinguish themselves from the competition will continue to shine. Unless mortgage rates move significantly higher, demand for housing should remain strong. Still, quality homebuilders are trading at below market multiples.

     In addition, we have reduced the allocation to the Financials sector, shifting out of the highly interest-rate-sensitive banks and into fee/transaction-oriented financial businesses such as brokerage firms and property and casualty insurers. We are also establishing new positions in the Utilities sector, where the portfolio formerly had no exposure. The principles underlying AMT Regency's investment strategy have not changed. It remains a pure mid-cap value portfolio managed by people who believe that research-driven bottom-up stock selection is the key to superior long-term investment returns.

     Looking ahead, we believe that the intermediate-term prospects for the economy and the stock market are quite good. Despite the absence of fiscal stimulus and the impact of the Federal Reserve's interest rate increases, the economy appears to have settled comfortably into self-sustaining moderate growth. If, as we anticipate, inflation remains subdued, the Federal Reserve could shift into neutral later this year.

     Energy and terrorism remain the biggest economic wild cards. The economy was able to digest $50 per barrel oil. However, $60-$70 oil may prove more taxing. The terrorist bombings in London reminded everyone that while we have made great progress in the war on terror, we can't declare victory yet. We are encouraged that the financial markets did not overreact to this tragic event, indicating that investors have learned to more quickly assess the economic impact of terrorist events.

     Over the past 18 months, earnings-per-share growth has outpaced stock price appreciation by a fairly large margin. As a result, in our view, equity valuations have become quite attractive. If investors begin focusing on the positives -- a stable economy, good corporate profit growth, and compelling value in the equities market -- we could see an equity rally in the second half of 2005. Of course, we hope that our focus on quality combined with value will allow us to do better than the market over the short and long term.

     Sincerely,

                               /s/ S. Basu Mullick

                                 S. BASU MULLICK
                                PORTFOLIO MANAGER

     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)

     Auto Related                                             4.9%
     Banking & Financial                                     11.0
     Building, Construction & Furnishing                      9.2
     Business Services                                        3.1
     Capital Equipment                                        0.9
     Coal                                                     4.0
     Communication Services                                   1.0
     Consumer Cyclicals                                       3.8
     Energy                                                   7.2
     Financial Services                                       5.8
     Food & Beverage                                          1.0
     Health Care                                              8.1
     Home Furnishings                                         0.9
     Insurance                                                7.1%
     Manufacturing                                            4.4
     Metals                                                   1.3
     Oil & Gas                                                4.3
     Restaurants                                              1.3
     Retail                                                   6.4
     Software                                                 1.1
     Technology                                               1.6
     Transportation                                           5.0
     Short-Term Investments                                  21.7
     Liabilities, less cash, receivables and other assets   (15.1)

ENDNOTES

     1. For the Class I, 3.25% was the cumulative total return for the 6-month period, 17.13% and 11.65% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended June 30, 2005. For Class S, 3.18% was the cumulative total return for the 6-month period, 17.05% and 11.63% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended June 30, 2005. Performance shown prior to April 29, 2005, for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                  ACTUAL EXPENSES:    The first section of the table provides
                                                      information about actual account values and actual
                                                      expenses in dollars. You may use the information
                                                      in this line, together with the amount you
                                                      invested, to estimate the expenses you paid over
                                                      the period. Simply divide your account value by
                                                      $1,000 (for example, an $8,600 account value
                                                      divided by $1,000 = 8.6), then multiply the result
                                                      by the number in the first section of the table
                                                      under the heading entitled "Expenses Paid During
                                                      the Period" to estimate the expenses you paid over
                                                      the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:    The second section of the table provides
                                                      information about hypothetical account values and
                                                      hypothetical expenses based on the Fund's actual
                                                      expense ratio and an assumed rate of return at 5%
                                                      per year before expenses. This return is not the
                                                      Fund's actual return. The hypothetical account
                                                      values and expenses may not be used to estimate
                                                      the actual ending account balance or expenses you
                                                      paid for the period. You may use this information
                                                      to compare the ongoing costs of investing in this
                                                      Fund versus other funds. To do so, compare the
                                                      expenses shown in this 5% hypothetical example
                                                      with the 5% hypothetical examples that appear in
                                                      the shareholder reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

                                                                  BEGINNING          ENDING        EXPENSES PAID
                                                              ACCOUNT VALUE   ACCOUNT VALUE   DURING THE PERIOD*
          ACTUAL

          CLASS I                                             $       1,000   $    1,032.50   $             4.89
          CLASS S                                             $       1,000   $    1,088.40   $             2.22

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                                             $       1,000   $    1,019.98   $             4.86
          CLASS S                                             $       1,000   $    1,006.51   $             2.13

        * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 for Class I (to reflect the one-half year period shown) and 63/365 for Class S (to reflect the period shown of April 29, 2005 to June 30, 2005).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

SCHEDULE OF INVESTMENTS Regency Portfolio


     NUMBER OF SHARES                                         MARKET VALUE+

     COMMON STOCKS (93.4%)

     AUTO RELATED (4.9%)
         59,300   Advance Auto Parts                         $   3,827,815*^
          3,100   AutoZone, Inc.                                   286,626*
         42,600   Borg-Warner Automotive                         2,286,342^
         49,200   Johnson Controls                               2,771,436
                                                             -------------
                                                                 9,172,219

     BANKING & FINANCIAL (11.0%)
         91,000   Astoria Financial                              2,590,770
        111,400   Commerce Bancorp                               3,376,534^
         76,300   First Horizon National                         3,219,860^
        311,900   Hudson City Bancorp                            3,558,779
         76,000   IndyMac Bancorp                                3,095,480
        132,765   North Fork Bancorp                             3,729,369
         45,300   TCF Financial                                  1,172,364^
                                                             -------------
                                                                20,743,156

     BUILDING, CONSTRUCTION & FURNISHING (9.2%)
         61,100   Centex Corp.                                   4,317,937
         34,700   Hovnanian Enterprises                          2,262,440*
         66,900   Lennar Corp.                                   4,244,805
         51,100   Pulte Homes                                    4,305,175^
         66,200   WCI Communities                                2,120,386*
                                                             -------------
                                                                17,250,743

     BUSINESS SERVICES (3.1%)
         91,200   Career Education                               3,338,832*
         62,000   Manpower Inc.                                  2,466,360
                                                             -------------
                                                                 5,805,192

     CAPITAL EQUIPMENT (0.9%)
         53,700   Joy Global                                     1,803,783

     COAL (4.0%)
         74,100   Alpha Natural Resources                        1,769,508*
         67,400   Arch Coal                                      3,671,278
         38,900   Peabody Energy                                 2,024,356
                                                             -------------
                                                                 7,465,142

     COMMUNICATION SERVICES (1.0%)
         54,400   Scientific-Atlanta                             1,809,888

     CONSUMER CYCLICALS (3.8%)
         25,300   Black & Decker                                 2,273,205
         30,800   Mohawk Industries                              2,541,000*
         35,000   Whirlpool Corp.                                2,453,850^
                                                             -------------
                                                                       7,268,055

     ENERGY (7.2%)
        114,100   Canadian Natural Resources                     4,150,958
         16,100   Sunoco, Inc.                                   1,830,248
         22,400   TXU Corp.                                      1,861,216
        167,576   XTO Energy                                     5,695,908
                                                             -------------
                                                                13,538,330

     FINANCIAL SERVICES (5.8%)
         50,000   Ambac Financial Group                          3,488,000
         31,800   Bear Stearns                                   3,305,292^
         80,800   CIT Group                                      3,471,976
         32,000   Waddell & Reed Financial                         592,000
                                                             -------------
                                                                10,857,268

     FOOD & BEVERAGE (1.0%)
         68,500   Fresh Del Monte Produce                    $   1,844,020

     HEALTH CARE (8.1%)
         52,500   Coventry Health Care                           3,714,375*
         23,700   Health Management Associates                     620,466^
        123,300   NBTY, Inc.                                     3,198,402*
        105,900   Omnicare, Inc.                                 4,493,337
         46,600   WellPoint Inc.                                 3,245,224*
                                                             -------------
                                                                15,271,804

     HOME FURNISHINGS (0.9%)
         72,000   Rent-A-Center, Inc.                            1,676,880*

     INSURANCE (7.1%)
         60,100   Arch Capital Group                             2,707,505*
         31,800   Endurance Specialty Holdings                   1,202,676
         85,900   PMI Group                                      3,348,382
         69,300   Radian Group                                   3,272,346
         58,700   RenaissanceRe Holdings                         2,890,388^
                                                             -------------
                                                                13,421,297

     MANUFACTURING (4.4%)
         83,600   Briggs & Stratton                              2,894,232^
         32,500   Ingersoll-Rand                                 2,318,875
         99,800   Masco Corp.                                    3,169,648
                                                             -------------
                                                                 8,382,755

     METALS (1.3%)
         26,100   Phelps Dodge                                   2,414,250

     OIL & GAS (4.3%)
         57,100   Denbury Resources                              2,270,867*
         34,800   Quicksilver Resources                          2,224,764*
         96,500   Talisman Energy                                3,625,505
                                                             -------------
                                                                 8,121,136

     RESTAURANTS (1.3%)

         97,000   Ruby Tuesday                                   2,512,300

     RETAIL (6.4%)
         59,000   Dollar Tree Stores                             1,416,000*
         62,300   Foot Locker                                    1,695,806
         49,200   Liz Claiborne                                  1,956,192^
         80,300   Reebok International                           3,358,949
         22,200   Timberland Co.                                   859,584*
         47,500   V. F. Corp.                                    2,717,950
                                                             -------------
                                                                12,004,481

     SOFTWARE (1.1%)
        102,000   Check Point Software Technologies              2,019,600*

     TECHNOLOGY (1.6%)
         47,300   Lexmark International Group                    3,066,459*


See Notes to Schedule of Investments

     NUMBER OF SHARES                                         MARKET VALUE+

     TRANSPORTATION (5.0%)
         91,000   Frontline Ltd. ADR                         $   3,661,840^
         59,500   General Maritime                               2,522,800
         40,900   Overseas Shipholding Group                     2,439,685
         18,600   Teekay Shipping                                  816,540^
                                                             -------------
                                                                 9,440,865

     TOTAL COMMON STOCKS
     (COST $160,534,951)                                       175,889,623
                                                             -------------

     SHORT-TERM INVESTMENTS (21.7%)
     27,843,000   Neuberger Berman Securities Lending
                    Quality Fund, LLC                           27,843,000++
     13,040,246   Neuberger Berman Prime Money Fund Trust
                    Class                                       13,040,246@
                                                             -------------

     TOTAL SHORT-TERM INVESTMENTS
     (COST $40,883,246)                                         40,883,246#
                                                             -------------

     TOTAL INVESTMENTS (115.1%)
     (COST $201,418,197)                                       216,772,869##
     Liabilities, less cash, receivables and other assets
       [(15.1%)] (28,495,958)
                                                             -------------

     TOTAL NET ASSETS (100.0%)                               $ 188,276,911
                                                             -------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Regency Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $201,418,197. Gross unrealized appreciation of investments was $17,170,949 and gross unrealized depreciation of investments was $1,816,277, resulting in net unrealized appreciation of $15,354,672, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                          REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                              PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   175,889,623
-----------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                40,883,246
=================================================================================================================
                                                                                                      216,772,869
     Dividends and interest receivable                                                                     93,721
-----------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                     5,736,297
-----------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                      222,006
     Prepaid expenses and other assets                                                                      6,075
=================================================================================================================
TOTAL ASSETS                                                                                          222,830,968
=================================================================================================================

LIABILITIES
     Payable for collateral on securities loaned (Note A)                                              27,843,000
     Payable for securities purchased                                                                   6,559,482
-----------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                       9,931
     Payable to investment manager-net (Notes A & B)                                                       78,798
-----------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                     43,347
     Accrued expenses and other payables                                                                   19,499
=================================================================================================================
TOTAL LIABILITIES                                                                                      34,554,057
=================================================================================================================
NET ASSETS AT VALUE                                                                               $   188,276,911
=================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $   152,094,021
     Undistributed net investment income (loss)                                                           423,969
     ------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                            20,404,209
     Net unrealized appreciation (depreciation) in value of investments                                15,354,712
     ============================================================================================================
NET ASSETS AT VALUE                                                                               $   188,276,911
=================================================================================================================

NET ASSETS
     Class I                                                                                      $   188,000,126
     Class S                                                                                              276,785
     ------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Class I                                                                                           12,313,264
     Class S                                                                                               18,143
     ------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Class I                                                                                      $         15.27
     Class S                                                                                                15.26
     ------------------------------------------------------------------------------------------------------------

+SECURITIES ON LOAN, AT MARKET VALUE                                                              $    26,990,227
=================================================================================================================

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   160,534,951
     Affiliated issuers                                                                                40,883,246
     ------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                         $   201,418,197
=================================================================================================================

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                          REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                              PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                                              $       924,932
Interest income-unaffiliated issuers                                                                        9,800
-----------------------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issuer (Note F)                                                    9,917
Income from investments in affiliated issuers (Note F)                                                     77,543
-----------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                                       (616)
=================================================================================================================
Total income                                                                                            1,021,576
=================================================================================================================
EXPENSES:
Investment management fee (Notes A & B) 432,553 Administration fee (Note B):
       Class I                                                                                            235,862
       Class S                                                                                                 77
       ----------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
       Class S                                                                                                 65
       ----------------------------------------------------------------------------------------------------------
Audit fees                                                                                                 19,943
Custodian fees (Note B)                                                                                    43,952
-----------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                           2,180
Legal fees                                                                                                 13,704
-----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                        10,186
Trustees' fees and expenses                                                                                12,725
-----------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                               2,514
=================================================================================================================
Total expenses                                                                                            773,761
Investment management fee waived (Note A)                                                                  (2,401)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)            (5,236)
=================================================================================================================
Total net expenses                                                                                        766,124
=================================================================================================================
Net investment income (loss)                                                                              255,452
=================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
       Sales of investment securities of unaffiliated issuers                                           8,779,133
       ----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                              (3,078,663)
       ----------------------------------------------------------------------------------------------------------
       Foreign currency                                                                                        40
       ==========================================================================================================
Net gain (loss) on investments                                                                          5,700,510
=================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $     5,955,962
=================================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        REGENCY PORTFOLIO
                                                                                               ----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                         SIX MONTHS
                                                                                                        ENDED                YEAR
                                                                                                     JUNE 30,               ENDED
                                                                                                         2005        DECEMBER 31,

(UNAUDITED) 2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                                   $      255,452      $      169,088
Net realized gain (loss) on investments                                                             8,779,133          11,806,209
---------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                (3,078,623)          8,698,062
=================================================================================================================================
Net increase (decrease) in net assets resulting from operations                                     5,955,962          20,673,359
=================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income
       Class I                                                                                             --             (27,438)
       ==========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold
       Class I                                                                                     46,558,912          84,655,239
       --------------------------------------------------------------------------------------------------------------------------
       Class S                                                                                        268,333                  --
Proceeds from reinvestment of dividends and distributions
       Class I                                                                                             --              27,438
Payments for shares redeemed
       Class I                                                                                     (3,046,573)        (26,642,845)
       --------------------------------------------------------------------------------------------------------------------------
       Class S                                                                                         (2,282)                 --
       ==========================================================================================================================
Net increase (decrease) from Fund share transactions                                               43,778,390          58,039,832
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                              49,734,352          78,685,753
NET ASSETS:
Beginning of period                                                                               138,542,559          59,856,806
=================================================================================================================================
End of period                                                                                  $  188,276,911      $  138,542,559
=================================================================================================================================
Undistributed net investment income (loss) at end of period                                    $      423,969      $      168,517
=================================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Regency Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until April 29, 2005, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

                                             DISTRIBUTIONS PAID FROM:
                                 ORDINARY INCOME          TAX RETURN OF CAPITAL                  TOTAL
                              2004            2003       2004               2003          2004           2003
                         $  27,438        $     --   $     --           $     --    $   27,438       $     --

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

          UNDISTRIBUTED        UNDISTRIBUTED            UNREALIZED                 LOSS
               ORDINARY            LONG TERM          APPRECIATION        CARRYFORWARDS
                 INCOME                 GAIN        (DEPRECIATION)        AND DEFERRALS                 TOTAL
          $   4,449,542        $   8,209,001        $   17,568,385        $          --        $   30,226,928

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. During the year ended December 31, 2004, the Fund utilized capital loss carryforwards of $65,315.

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

     9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $42,984 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2005, management fees waived under this Arrangement amounted to $2,401. For the six months ended June 30, 2005, income earned under this Arrangement amounted to $77,543 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund's Class I.

          For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                             REIMBURSEMENT FROM
                                                             MANAGEMENT FOR THE
                                    EXPENSE                        PERIOD ENDED
                              LIMITATION(1)    EXPIRATION         JUNE 30, 2005

          CLASS I                      1.50%     12/31/08                    --
          CLASS S                      1.25%     12/31/15                    --

          (1) Expense limitation per annum of the respective class' average daily net assets.

          Each respective class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the period ended June 30, 2005, there was no reimbursement to Management under this agreement. At June 30, 2005, neither class had a contingent liability to Management under this agreement.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $4,864.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $372.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $112,024,386 and $75,552,254, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $91,384, of which Neuberger received $43, Lehman received $15,132, and other brokers received $76,209.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the period ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

          FOR THE PERIOD ENDED JUNE 30, 2005*

                                              SHARES
                                           ISSUED ON
                                        REINVESTMENT
                                        OF DIVIDENDS
                              SHARES             AND        SHARES
                                SOLD   DISTRIBUTIONS      REDEEMED        TOTAL

          Class I          3,153,864              --      (208,266)   2,945,598
          Class S             18,295              --          (152)      18,143


          FOR THE YEAR ENDED DECEMBER 31, 2004


                                              SHARES
                                           ISSUED ON
                                        REINVESTMENT
                                        OF DIVIDENDS
                              SHARES             AND        SHARES
                                SOLD   DISTRIBUTIONS      REDEEMED        TOTAL

          Class I          6,495,897           2,128    (2,081,049)   4,416,976


          * For the six months ended June 30, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to June 30, 2005 for Class S.

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                            INCOME FROM
                                                                                                            INVESTMENTS
                                   BALANCE OF                                 BALANCE OF                             IN
                                       SHARES                         GROSS       SHARES                     AFFILIATED
                                         HELD           GROSS         SALES         HELD           VALUE        ISSUERS
                                 DECEMBER 31,       PURCHASES           AND     JUNE 30,        JUNE 30,    INCLUDED IN
          NAME OF ISSUER                 2004   AND ADDITIONS    REDUCTIONS         2005            2005   TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**      24,052,200     597,724,700   593,933,900   27,843,000   $  27,843,000   $      9,917

          Neuberger Berman
          Prime Money Fund
          Trust Class***            5,303,851      48,766,231    41,029,836   13,040,246      13,040,246         77,543
                                                                                           -------------   ------------
          TOTAL                                                                            $  40,883,246   $     87,460
                                                                                           =============   ============

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+++

CLASS I                                       SIX MONTHS                                                 PERIOD FROM
                                                   ENDED                                            AUGUST 22, 2001^
                                                JUNE 30,           YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                             -----------    ------------------------------------    ----------------
                                                    2005          2004         2003         2002                2001
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD         $     14.79    $    12.09    $    8.90    $    9.97    $          10.00
                                             -----------    ----------    ---------    ---------    ----------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                         .02           .02          .01         (.00)                .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    .46          2.68         3.18        (1.05)               (.04)
                                             -----------    ----------    ---------    ---------    ----------------
TOTAL FROM INVESTMENT OPERATIONS                     .48          2.70         3.19        (1.05)               (.03)
                                             -----------    ----------    ---------    ---------    ----------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                 --          (.00)          --         (.01)                 --
TAX RETURN OF CAPITAL                                 --            --           --         (.01)                 --
                                             -----------    ----------    ---------    ---------    ----------------
TOTAL DISTRIBUTIONS                                   --          (.00)          --         (.02)                 --
                                             -----------    ----------    ---------    ---------    ----------------
NET ASSET VALUE, END OF PERIOD               $     15.27    $    14.79    $   12.09    $    8.90    $           9.97
                                             -----------    ----------    ---------    ---------    ----------------
TOTAL RETURN++                                     +3.25%**     +22.36%      +35.84%      -10.56%              -0.30%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)      $     188.0    $    138.5    $    59.9    $    29.1    $           23.8
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                        .98%*        1.04%        1.16%        1.28%               1.50%*
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS~                                        .97%*        1.02%        1.16%        1.28%               1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                 .32%*         .19%         .07%        (.02%)               .36%*
PORTFOLIO TURNOVER RATE                               49%**         68%          55%          81%                 71%**

CLASS S                                                                                                  PERIOD FROM
                                                                                                     APRIL 29, 2005^
                                                                                                         TO JUNE 30,
                                                                                                    ----------------
                                                                                                                2005
                                                                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $          14.02
                                                                                                    ----------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                                                                     .00
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                                               1.24
                                                                                                    ----------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                1.24
                                                                                                    ----------------
NET ASSET VALUE, END OF PERIOD                                                                      $          15.26
                                                                                                    ----------------
TOTAL RETURN++                                                                                                 +8.84%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                             $            0.3
RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS#                                                                                                  1.24%*
RATIO OF NET EXPENSES TO AVERAGE NET
   ASSETS~                                                                                                      1.23%*
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS .15%* PORTFOLIO TURNOVER RATE 49%~~**

See Notes to Financial Highlights

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                              PERIOD FROM
                                                       AUGUST 22, 2001 TO
                                                             DECEMBER 31,
                                                                     2001

REGENCY PORTFOLIO CLASS I                                            1.69%


After reimbursement of expenses previously paid by the administrator. Had the administrator not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:


                                                               YEAR ENDED
                                                             DECEMBER 31,
                                                                     2002

REGENCY PORTFOLIO CLASS I                                            1.23%


After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:


                                  PERIOD ENDED
                                      JUNE 30,      YEAR ENDED DECEMBER 31,
                                        2005^^        2004           2003

REGENCY PORTFOLIO CLASS I                 0.98%       1.02%          1.17%
REGENCY PORTFOLIO CLASS S                 1.24%         --             --


^ The date investment operations commenced.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

~~ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the six months ended June 30, 2005.

^^ For the six months ended June 30, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to June 30, 2005 for Class S.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
JUNE 30, 2005

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

SOCIALLY
RESPONSIVE
PORTFOLIO(R)


B0738   08/05

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

SOCIALLY RESPONSIVE PORTFOLIO Managers' Commentary

     Despite good news on the earnings front, stocks made little headway in the first half of 2005 as Fed tightening and skyrocketing energy prices unsettled investors. The S&P 500 Index finished the period with a -0.81% decline and the Russell 1000 Value Index gained 1.76%. The Neuberger Berman AMT Socially Responsive Portfolio modestly trailed both benchmarks.

     Over the past 18 months, the stock market has, on the surface, seemed relatively tranquil. However, beneath the market's calm, we have experienced price volatility within and between different sectors. Volatility creates risk and opportunity. When growth in global oil inventories began to accelerate in mid-2004, we thought it prudent to reduce our allocation to the Energy sector. Although this decision penalized relative returns during first-half 2005 as energy stocks continued to move higher, it reflects our commitment to risk management. Conversely, recent downside volatility in the retail and auto sectors provided an opportunity to establish positions in Costco Wholesale and Toyota Motor Corp., two of the leading companies in their respective businesses, at very compelling valuations.

     Despite moving from an overweight to neutral weighting in Energy, our holdings in the sector still had the most positive impact on total returns in first-half 2005. Our Health Care investments, most notably long-time favorites UnitedHealth Group and Quest Diagnostics, continued to excel. Industrial gases industry leader Praxair was our sole holding in the Materials sector. The stock's solid gain produced a positive return for the portfolio in the stock market's worst performing sector.

     Our Financial sector investments disappointed. Expecting longer term market interest rates to follow short-term rates higher as the Fed tightened, we avoided the banks for which profits are driven by interest rate spreads. Instead, we favored less interest-rate sensitive financial companies such as property and casualty insurers. Unfortunately, New York Attorney General Spitzer's investigation into business practices cast a shadow over the entire property and casualty insurance industry and our holdings declined.

     Our Information Technology holdings were mixed for the six-month reporting period. Returns were penalized by semiconductor testing equipment manufacturer Teradyne, our worst performing stock. Demand for Teradyne's equipment fell when a surplus in semiconductors developed as the economy slowed in second-half 2004. That surplus has now been worked off and, as semiconductor output increases, demand for Teradyne's testing equipment should recover quickly. Conversely, semiconductor manufacturer Texas Instruments was among our best performers, as investors quickly recognized that a turn in the inventory cycle appeared to be underway.

     The key to the success of our brand of value investing is to take advantage of opportunities to buy high-quality businesses at bargain prices. Recently, we have seen such an opportunity in Toyota. The company introduced mass customization to the auto industry. This term refers to the coordinated effort, from design to manufacturing to marketing, that allows Toyota to respond quickly to changes in the marketplace. Toyota designs cars and trucks so that many models can be manufactured in the same facilities. This gives the company the ability to quickly cut back production of models that aren't selling and to increase production of models in highest demand, translating into less discounting and higher profit margins.

     Toyota doesn't rest on its laurels. It spends a higher percentage of profits on research and development than most of its competitors, which is one of the reasons it has moved into the lead in hybrid auto technology. By creating more energy-efficient, environmentally friendly products, Toyota qualifies as a good corporate citizen. Toyota introduced two new hybrid models this year and is scheduled to introduce another in 2006. By the end of 2007, industry analysts expect hybrid vehicles to account for 11% of Toyota's total U.S. sales.

     With an 11.5% global market share, Toyota is already one of the giants of the industry. It has achieved this enviable position with limited penetration in Europe, where over the next five years we expect it to gain meaningful share. We have long recognized Toyota as one of the highest quality companies in the auto business, but until recently, it didn't pass our valuation hurdles. However, when Toyota stock fell to 10-year valuation lows, we felt quite comfortable adding it to the portfolio.

     In closing, after all the surprises of the past year, we are even more reluctant than usual to make any short-term economic or market forecasts. We would venture the opinion that with earnings growth running well ahead of stock price appreciation over the last 18 months, equity valuations have become more attractive, especially in this low interest-rate environment. We are also encouraged by the quality of earnings and balance sheet strength. More importantly, with a combination of quality and value in our portfolio, we believe that the longer term outlook is bright.

     Sincerely,

                    /s/ ARTHUR MORETTI     /s/ INGRID S DYOTT

                                 ARTHUR MORETTI
                                       AND
                                  INGRID DYOTT
                              PORTFOLIO CO-MANAGERS

     INDUSTRY DIVERSIFICATION
     (% OF TOTAL NET ASSETS)


     Automotive                                          2.5%
     Banking & Financial                                 3.9
     Business Services                                   3.1
     Consumer Cyclicals                                  5.0
     Diversified                                         3.3
     Energy                                              2.0
     Financial Services                                  7.7
     Health Products & Services                          6.2
     Industrial Gases                                    3.0
     Insurance                                           4.9
     Media                                              10.5
     Oil & Gas                                           5.2
     Pharmaceutical                                      7.1%
     Real Estate                                         4.1
     Technology                                          6.0
     Technology-Semiconductor                            8.1
     Technology-Semiconductor Capital Equipment          2.3
     Telecommunications                                  3.5
     Transportation                                      3.4
     Utilities                                           3.5
     Repurchase Agreements                               5.9
     Short-Term Investments                              2.6
     Liabilities, less cash, receivables
        and other assets                                (3.8)

ENDNOTES

     1. -2.07% was the cumulative total return for the 6-month period, 8.82%, 4.81% and 5.32% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The composition, industries and holdings of the Portfolio are subject to change.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                 ACTUAL EXPENSES:   The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses
                                                    Paid During the Period" to estimate the expenses you paid over the period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the
                                                    Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return.
                                                    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the
                                                    5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 6/30/05 (Unaudited)

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

                                                                   BEGINNING           ENDING        EXPENSES PAID
                                                               ACCOUNT VALUE    ACCOUNT VALUE   DURING THE PERIOD*
          ACTUAL

          CLASS I                                                    $ 1,000       $   979.30               $ 6.38


          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I                                                    $ 1,000       $ 1,018.35               $ 6.51

        * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

       ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Socially Responsive Portfolio


     NUMBER OF SHARES                                    MARKET VALUE+

     COMMON STOCKS (95.3%)

     AUTOMOTIVE (2.5%)
            9,850   Toyota Motor Corp. ADR               $    704,177

     BANKING & FINANCIAL (3.9%)
           22,950   State Street                            1,107,338

     BUSINESS SERVICES (3.1%)
           21,660   Manpower Inc.                             861,635

     CONSUMER CYCLICALS (5.0%)
           12,650   Costco Wholesale                          566,973
           15,325   Target Corp.                              833,833
                                                         ------------
                                                            1,400,806

     DIVERSIFIED (3.3%)
           17,550   Danaher Corp.                             918,567

     ENERGY (2.0%)
            9,110   BP PLC ADR                                568,282

     FINANCIAL SERVICES (7.7%)
            5,175   Ambac Financial Group                     361,008
           20,685   Citigroup Inc.                            956,268
            8,400   Goldman Sachs                             856,968
                                                         ------------
                                                            2,174,244

     HEALTH PRODUCTS & SERVICES (6.2%)
           15,450   Quest Diagnostics                         823,021
           17,540   UnitedHealth Group                        914,536
                                                         ------------
                                                            1,737,557

     INDUSTRIAL GASES (3.0%)
           17,800   Praxair, Inc.                             829,480

     INSURANCE (4.9%)
            2,230   Progressive Corp.                         220,346
           35,150   Willis Group Holdings                   1,150,108
                                                         ------------
                                                            1,370,454

     MEDIA (10.5%)
           15,725   Comcast Corp. Class A
                      Special                                 470,964*
           25,791   Liberty Global                          1,203,666*
          125,300   Liberty Media                           1,276,807*
                                                         ------------
                                                            2,951,437

     OIL & GAS (5.2%)
           11,150   Cimarex Energy                            433,846*
           25,530   Newfield Exploration                    1,018,392*
                                                         ------------
                                                            1,452,238

     PHARMACEUTICAL (7.1%)
           10,950   Millipore Corp.                           621,194*
           19,950   Novartis AG ADR                           946,428
            8,300   Novo Nordisk A/S Class B                  422,414
                                                         ------------
                                                            1,990,036

     REAL ESTATE (4.1%)
           13,500   AMB Property                              586,305
           15,575   Equity Residential                        573,471
                                                         ------------
                                                            1,159,776

     TECHNOLOGY (6.0%)
           21,900   Dell Inc.                            $    865,269*
           38,637   National Instruments                      819,104
                                                         ------------
                                                            1,684,373

     TECHNOLOGY--SEMICONDUCTOR (8.1%)
           56,725   Altera Corp.                            1,124,289*
           40,900   Texas Instruments                       1,148,063^
                                                         ------------
                                                            2,272,352

     TECHNOLOGY--SEMICONDUCTOR
       CAPITAL EQUIPMENT (2.3%)
           55,000   Teradyne, Inc.                            658,350*

     TELECOMMUNICATIONS (3.5%)
           40,100   Vodafone Group ADR                        975,232

     TRANSPORTATION (3.4%)
           16,362   Canadian National Railway                 943,269

     UTILITIES (3.5%)
           10,700   National Grid Transco                     521,839^
           46,700   National Grid Transco ADR                 452,933
                                                         ------------
                                                              974,772

     TOTAL COMMON STOCKS
     (COST $24,195,871)                                    26,734,375
                                                         ------------
     SHORT-TERM INVESTMENTS (2.6%)
          724,700   Neuberger Berman Securities
                      Lending Quality Fund, LLC
                      (COST $724,700)                         724,700++#
                                                         ------------
     PRINCIPAL AMOUNT

     REPURCHASE AGREEMENTS (5.9%)
     $  1,658,000   State Street Bank and
                      Trust Co., Repurchase
                      Agreement, 2.60%,
                      due 7/1/05, dated
                      6/30/05, Maturity
                      Value $1,658,120,
                      Collateralized by
                      $1,725,000 U.S. Treasury
                      Bonds, 3.00%, due
                      12/31/06 (Collateral
                      Value $1,709,368)
                     (COST $1,658,000)                      1,658,000#
                                                         ------------
     TOTAL INVESTMENTS (103.8%)
      (COST $26,578,571)                                   29,117,075##
     Liabilities, less cash,
       receivables and other
       assets [(3.8%)]                                     (1,079,259)
                                                         ------------
     TOTAL NET ASSETS (100.0%)                           $ 28,037,816
                                                         ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Socially Responsive Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asking prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At cost, which approximates market value.

## At June 30, 2005, the cost of investments for U.S. Federal income tax purposes was $26,578,571. Gross unrealized appreciation of investments was $3,191,388 and gross unrealized depreciation of investments was $652,884, resulting in net unrealized appreciation of $2,538,504, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                            SOCIALLY
                                                                                                          RESPONSIVE
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                 PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                              $  28,392,375
--------------------------------------------------------------------------------------------------------------------
     Affiliated issuers                                                                                      724,700
====================================================================================================================
                                                                                                          29,117,075
     Cash                                                                                                        700
--------------------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                            381
     Dividends and interest receivable                                                                        62,925
--------------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                           16,659
     Receivable for Fund shares sold                                                                          92,743
--------------------------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                                           867
====================================================================================================================
TOTAL ASSETS                                                                                              29,291,350
====================================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                    724,700
     Payable for securities purchased                                                                        487,990
--------------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                            399
     Payable to investment manager (Note B)                                                                   12,124
--------------------------------------------------------------------------------------------------------------------
     Payable to administrator--net (Note B)                                                                    6,156
     Accrued expenses and other payables                                                                      22,165
====================================================================================================================
TOTAL LIABILITIES                                                                                          1,253,534
====================================================================================================================
NET ASSETS AT VALUE                                                                                    $  28,037,816
====================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                                   $  25,147,298
     Undistributed net investment income (loss)                                                               11,720
     ---------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                                  340,244
     Net unrealized appreciation (depreciation) in value of investments                                    2,538,554
     ===============================================================================================================
NET ASSETS AT VALUE                                                                                    $  28,037,816
====================================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                          2,046,561
====================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                               $       13.70
====================================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                                   $     702,692
====================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                              $  25,853,871
     Affiliated issuers                                                                                      724,700
     ---------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                              $  26,578,571
====================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                                         $         409
====================================================================================================================

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                            SOCIALLY
                                                                                                          RESPONSIVE
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                 PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                  $     164,210
Interest income--unaffiliated issuers                                                                         16,603
--------------------------------------------------------------------------------------------------------------------
Income from securities loaned--affiliated issuer (Note F)                                                      1,240
Foreign taxes withheld                                                                                        (9,460)
====================================================================================================================
Total income                                                                                                 172,593
====================================================================================================================
EXPENSES:
Investment management fee (Note B)                                                                            68,259
Administration fee (Note B)                                                                                   37,232
--------------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                    19,943
Custodian fees (Note B)                                                                                       20,616
--------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                                325
Legal fees                                                                                                     1,887
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                            6,527
Trustees' fees and expenses                                                                                   12,687
--------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                  1,266
====================================================================================================================
Total expenses                                                                                               168,742
Expenses reimbursed by administrator (Note B)                                                                 (6,716)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)               (1,153)
====================================================================================================================
Total net expenses                                                                                           160,873
====================================================================================================================
Net investment income (loss)                                                                                  11,720
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A) Net realized gain
(loss) on:
     Sales of investment securities of unaffiliated issuers                                                  295,188
     ---------------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                            (53)
     ---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                     (700,782)
     ---------------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                             60
     ===============================================================================================================
Net gain (loss) on investments                                                                              (405,587)
====================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $    (393,867)
====================================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   SOCIALLY RESPONSIVE PORTFOLIO
                                                                                   ------------------------------
                                                                                      SIX MONTHS
                                                                                           ENDED             YEAR
                                                                                        JUNE 30,            ENDED
                                                                                            2005     DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                           (UNAUDITED)             2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                       $      11,720    $      (3,584)
Net realized gain (loss) on investments                                                  295,135          237,052
-----------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                     (700,722)       1,747,426
=================================================================================================================
Net increase (decrease) in net assets resulting from operations                         (393,867)       1,980,894
=================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                             10,896,250       14,077,820
Payments for shares redeemed                                                          (4,188,262)      (2,077,105)
=================================================================================================================
Net increase (decrease) from Fund share transactions                                   6,707,988       12,000,715
=================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                  6,314,121       13,981,609
NET ASSETS:
Beginning of period                                                                   21,723,695        7,742,086
=================================================================================================================
End of period                                                                      $  28,037,816    $  21,723,695
=================================================================================================================
Undistributed net investment income (loss) at end of period                        $      11,720    $          --
=================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Socially Responsive Portfolio

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                 UNDISTRIBUTED      UNREALIZED            LOSS
                 UNDISTRIBUTED       LONG TERM    APPRECIATION   CARRYFORWARDS
               ORDINARY INCOME            GAIN  (DEPRECIATION)   AND DEFERRALS          TOTAL
               $            --   $      93,081   $   3,198,101   $      (6,797)  $  3,284,385

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, return of capital distributions from real estate investment trusts, and post-October losses.

          Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the fund elected to defer $6,797 net capital losses arising between November 1, 2004 and December 31, 2004.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which

          Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event the borrower should fail financially, foreclosure against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicles from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended June 30, 2005, Neuberger received $3,191 under the Agreement.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.20% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expenses at 1.30%. Management may, at its sole discretion, terminate this additional voluntary reimbursement commitment without notice. For the six months ended June 30, 2005, such excess expenses amounted to $6,716. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2005, there was no reimbursement to Management. At June 30, 2005, contingent liabilities to Management under this agreement were as follows:

                                   EXPIRING IN
                                          2005         2006         2007         2008         TOTAL
                                   $    54,400   $   57,506   $   54,057    $   6,716   $   172,679

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $1,142.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2005, the impact of this arrangement was a reduction of expenses of $11.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $11,848,878 and $3,185,756, respectively.

          During the six months ended June 30, 2005, brokerage commissions on securities transactions amounted to $17,733, of which Neuberger received $266, Lehman received $3,356, and other brokers received $14,111.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                                     FOR THE SIX MONTHS ENDED JUNE 30,    FOR THE YEAR ENDED DECEMBER 31,
                                                                  2005                               2004
          SHARES SOLD                                          799,289                          1,089,692
          SHARES REDEEMED                                     (305,648)                          (163,804)
                                                              --------                          ---------
          TOTAL                                                493,641                            925,888
                                                              --------                          ---------

          NOTE E--LINE OF CREDIT:

          At June 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2005. During the six months ended June 30, 2005, the Fund did not utilize this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                                    INCOME FROM
                                                                                                                    INVESTMENTS
                                               BALANCE OF                               BALANCE OF                           IN
                                                   SHARES                       GROSS       SHARES                   AFFILIATED
                                                     HELD           GROSS       SALES         HELD         VALUE        ISSUERS
                                             DECEMBER 31,       PURCHASES         AND     JUNE 30,      JUNE 30,    INCLUDED IN
          NAME OF ISSUER                             2004   AND ADDITIONS  REDUCTIONS         2005          2005   TOTAL INCOME
          Neuberger Berman
          Securities Lending
          Quality Fund, LLC**                     631,300      28,438,046  28,344,646      724,700   $   724,700   $      1,240

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Socially Responsive Portfolio~

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                     SIX MONTHS ENDED
                                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     ----------------     ------------------------------------------------------
                                                                 2005        2004       2003        2002        2001        2000
                                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                 $          13.99     $ 12.35    $  9.19     $ 10.78     $ 11.17     $ 11.54
                                                     ----------------     -------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                      .01        (.00)      (.01)       (.01)         --        (.04)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                (.30)       1.64       3.17       (1.58)       (.39)       (.17)
                                                     ----------------     -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                                 (.29)       1.64       3.16       (1.59)       (.39)       (.21)
                                                     ----------------     -------    -------     -------     -------     -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                              --          --         --          --          --        (.03)
NET CAPITAL GAINS                                                  --          --         --          --          --        (.13)
                                                     ----------------     -------    -------     -------     -------     -------
TOTAL DISTRIBUTIONS                                                --          --         --          --          --        (.16)
                                                     ----------------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                       $          13.70     $ 13.99    $ 12.35     $  9.19     $ 10.78     $ 11.17
                                                     ----------------     -------    -------     -------     -------     -------
TOTAL RETURN^                                                   -2.07%**   +13.28%    +34.39%     -14.75%      -3.58%      -1.61%
                                                     ----------------     -------    -------     -------     -------     -------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)              $           28.0     $  21.7    $   7.7     $   5.0     $   3.6     $   2.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS+++                 1.31%*      1.31%      1.35%       1.52%       1.59%       1.68%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++++                  1.30%*      1.29%      1.34%       1.51%       1.53%       1.54%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                     .09%*      (.03%)     (.08%)      (.07%)       .04%       (.33%)
PORTFOLIO TURNOVER RATE                                            13%**       21%        45%         38%        277%         92%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Socially Responsive Portfolio

~ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

^ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

+++ The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++++ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                SIX MONTHS ENDED
                                        JUNE 30,              YEAR ENDED DECEMBER 31,
                                            2005     2004       2003       2002    2001       2000
                                            1.35%      1.73%      2.30%      2.87%   4.33%      2.40%

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 2.  CODE OF ETHICS

Not applicable.  Only required in an annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.  Only required in an annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.  Only required in an annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There was no change in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)      (1) Not applicable. Only required in an annual report.

         (2) The certifications required by Rule 30a-2(a) under the Act,are attached hereto.

         (3)  Not applicable.

(b) The certification required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 ("Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

The certifications provided pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.

Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust





By:  /s/ Peter E. Sundman
     ---------------------------------
     Peter E. Sundman
     Chief Executive Officer

Date: August 26, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By:  /s/ Peter E. Sundman
     ----------------------------------
     Peter E. Sundman
     Chief Executive Officer

Date: August 26, 2005





By:  /s/ John M. McGovern
     -----------------------------------
     John M. McGovern
     Treasurer, Principal Financial
     and Accounting Officer

Date: August 26, 2005